Prospectus Supplement (Sales Report) No. 6 dated November 23, 2010 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 403609

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
403609	$1,750	$1,750	10.36%	1.00%	November 17, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 403609. Member loan 403609 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	WHDH TV	Debt-to-income ratio:	14.63%
Length of employment:	4 years	Location:	Wilmington, MA

Home town:
Current & past employers:	WHDH TV
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay some of my credit card debt.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,488.00	Public Records On File:	1
Revolving Line Utilization:	46.90%	Months Since Last Record:	77
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the public recorod on file?	What are you refering to regarding public record?

Member Payment Dependent Notes Series 587430

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587430	$12,000	$9,400	5.79%	1.00%	November 19, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587430. Member loan 587430 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,700 / month
Current employer:	Bank of America	Debt-to-income ratio:	9.49%
Length of employment:	5 years	Location:	VIRGINIA BEACH, VA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > Thank you for the funds received so far. This loan will be used to pay off 2 very high interest Credit Cards that I am tired of paying interest on and just can't seem to get the principal down. Also will be used for a some home improvements. I am very credit concious, seeing as I am a Sr. Mortgage Loan underwriter, I know how important credit is and make sure my bills are paid on time. This loan would also enable me to put more in savings instead of paying the high interest fees on these charge cards.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,686.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 592478

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592478	$8,000	$5,425	6.17%	1.00%	November 23, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592478. Member loan 592478 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	port logistics group	Debt-to-income ratio:	20.58%
Length of employment:	3 years	Location:	lawndale, CA

Home town:
Current & past employers:	port logistics group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > this is a great loan at a great finance rate null Borrower added on 11/04/10 > I have a very stable job, and I also have a part time job that pays me very good an additional 20,000.00 a year

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	55
Revolving Credit Balance:	$6,772.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at port logistics group?	I am the Receiving Supervisor in charge of the whole Receiving Dept.
Are you buying a new or used car? If you are buying a new car, I would think that you could get a good rate from the dealer. If you are buying a used car, good for you. I havent bought a brand new car since 1978.	used car, i know that with my credit score i can buy a new car at no interest fee

Member Payment Dependent Notes Series 594400

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594400	$20,700	$20,700	17.43%	1.00%	November 22, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594400. Member loan 594400 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,783 / month
Current employer:	McKesson Corporation	Debt-to-income ratio:	22.20%
Length of employment:	9 years	Location:	Chicago, IL

Home town:
Current & past employers:	McKesson Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > I have been in the IT industry for 20 years and currently employed by McKesson (#14 on fortune 500, #1 Wholesalers:Health Care Industry) as a Sr. Network Administrator implementing, managing and supporting a hospital’s Windows server and vmWare infrastructure. The loan proceeds will be used to help accelerate me towards eliminating credit card debt that has been unwisely carried through the years. Rather than beat myself over it, one of my SMART goals first involves eliminating credit card debt. These are the accounts listing rate, balance and current minimum payment that will be paid off and closed: Best Buy 29.24% Bal. 905 Min Pymt. 28 Capital One 19.80% Bal. 1294 Min Pymt. 35 Carson 23.99% Bal. 1174 Min Pymt. 35 Chase 29.99% Bal. 3433 Min Pymt. 120 Citibank 29.99% Bal. 3434 Min Pymt. 120 HFC Line 29.9% Bal. 6371 Min Pymt. 212 Sears 21.9% Bal. 1082 Min Pymt. 30 Walmart 22.9% Bal. 2690 Min Pymt. 75 Here are my monthly expenses: $1,247 Mortgage P&I, T&I $700 Food/Misc $467 Auto Loan $416 Lending Club Loan (6 Months In) $285 Utilities $180 Transportation/Gas $160 Phone $118 Auto Insurance $137 Internet $742 Proposed Lending Club Loan (This New Request) Thank you for your consideration and help in achieving this goal.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,250.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you mind telling us the ID number for your current LC loan?	Borrower Member Loan 505609
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Although LendingClub has not asked for income verification. I have sent in my information via email on 11/8 and again on 11/11.
You state that you have a net positive cash flow of close to 2000 dollars a month, and yet you still have a revolving credit balance of over 17,000 dollars (only about 10 months worth of saving). Why is it that your credit cards are currently maxed out?	This is debt that I have carried through many years. I kept paying what the minimum payment amout was due and primarily used cash or American Express as a charge card due monthly. I have no doubt that the cash is there. As I have stated I am not looking back at how much finance charges I have paid out over that time, but doing this today with your and the other lenders support will save approx $6500 during the term of this loan.
You initially selected 3-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 3-yrs? 2 to 3-yrs? etc. Thanks	2 to 3 years

Member Payment Dependent Notes Series 598028

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598028	$12,000	$7,650	5.79%	1.00%	November 19, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598028. Member loan 598028 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Technisand	Debt-to-income ratio:	9.01%
Length of employment:	4 years	Location:	Baroda, MI

Home town:
Current & past employers:	Technisand
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I am going to consolidate my debt and add a breezeway to my home. I have good credit and my job is very stable.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	54
Revolving Credit Balance:	$5,747.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 600312

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600312	$16,000	$11,200	9.62%	1.00%	November 22, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600312. Member loan 600312 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Humana	Debt-to-income ratio:	6.73%
Length of employment:	5 years	Location:	Houma, LA

Home town:
Current & past employers:	Humana
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > Need funding for down payment on a short sale home. I have been with my current job for 5 years, same profession for 7. I have never made a payment late and never been in default on any loans. Need this loan because cannot produce lump sum payment needed all at once.

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,530.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Humana?	I am a Sales Representative or Agent. Our income is salary+commission.
What are your $ monthly costs (mortgage, car, utilities, any CC debt, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Approximately $3500 including overpayments on most of the bills (paying more than minimum).
You initially selected the 5-years term for loan repayment. In YEARS, How long do you reaslistically anticipate to service (keep active) this loan before it is paid in full? i,e., Full 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3-yrs. 1 to 2-yrs? etc.	Most likely less than 3 years.

Member Payment Dependent Notes Series 602710

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602710	$10,000	$6,850	6.91%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602710. Member loan 602710 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	SDG and E	Debt-to-income ratio:	9.14%
Length of employment:	3 years	Location:	LA JOLLA, CA

Home town:
Current & past employers:	SDG and E
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	32
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is SDG and E and what do you do there?	SDG&E is San Diego Gas and Electric. My official title is Business Analyst II but I mostly program computer applications and build databases.

Member Payment Dependent Notes Series 604953

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604953	$20,000	$14,225	9.99%	1.00%	November 23, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604953. Member loan 604953 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Waterbury Hospital	Debt-to-income ratio:	7.40%
Length of employment:	10+ years	Location:	Woodbury, CT

Home town:
Current & past employers:	Waterbury Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > This loan will be used to consolidate my credit card bills. My job is very secure and the monthly payment is well within my ability to pay

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,200.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) for Waterbury Hospital? a-n-d You initially selected the 5-years term for loan repayment. In YEARS, How long do you reaslistically anticipate to service (keep active) this loan before it is paid in full? i,e., Full 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3-yrs. 1 to 2-yrs? etc.	I am a clinical instructor for the ICU. I am RN with a BSN. I would realistically anticipate full repayment within 4-5 years.
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	I have been an RN since 1996. I have been in the ICU since 2003. I have been a clinical instructor for Critical Care since 2008
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	2,000-mortgage/no car loan/ 400-utilities/800-childcare/ 1000-misc../ I am not the sole wage earner total credit cards is roughly 18,000- at average 14%

Member Payment Dependent Notes Series 605309

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605309	$25,000	$15,475	10.36%	1.00%	November 17, 2010	November 10, 2013	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605309. Member loan 605309 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	self-contract labor	Debt-to-income ratio:	11.55%
Length of employment:	10+ years	Location:	BARDSTOWN, KY

Home town:
Current & past employers:	self-contract labor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > Debt consolidation

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,539.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates and balances of the loans you are consolidating?	I am consolidating all the loans I listed. To be honest, I do not know the interest rates off hand
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Mary Sympson $2,800 car loan Town and Country Bank $5,686 personal loan Personal Finance $3,500 personal loan Chase $7,600 credit card Chase $7,000 credit card Borrow amount is $25,000 so that I can consolidate all debt into one payment and get is paid off quicker. I don't understand how to explain the difference in my revolving credit balance?
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. Own, my monthly payment is $790.00 2. My name. 3. No 4. I bought my home a year ago, I moved in December of last year.
What plans have you made to avoid getting into this much debt again? How will you pay the loan if you get injured and cannot work?	Well that is a good question, most of the debt is fairly new, $5,000 of the credit card debt was from a school that I recently attended for furthering my education and future well being. $3500 to personal finance was to a purchase a horse trailer. So, I feel very confident that this will be taken care of quicker if it was all in one payment. I have insurance and money in an IRA, and a family that is very supportive if I was in need of financial assistance because of an injury. Thank you for asking. Have a great day.

Member Payment Dependent Notes Series 605544

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605544	$12,000	$12,000	13.35%	1.00%	November 19, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605544. Member loan 605544 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,645 / month
Current employer:	Letterkenny Army Depot US Dpt of Defense	Debt-to-income ratio:	23.16%
Length of employment:	< 1 year	Location:	Johnstown, PA

Home town:
Current & past employers:	Letterkenny Army Depot US Dpt of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I plan to use the funds to pay off and cancel high interest credit cards. I am no longer using the cards and wish to pay off the balances with a lower interest rate. I have been employed as an electrical engineer for the last 20+ years. I was laid off for a time during the economic crisis but now am employed by the US Government Dept of Defense. I feel I am an excellent borrower because I have never missed or been late on any type of payment. I would appreciate your consideration.

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,414.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 605789

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605789	$7,000	$7,000	9.62%	1.00%	November 22, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605789. Member loan 605789 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Qunisgamond Comm College	Debt-to-income ratio:	8.70%
Length of employment:	4 years	Location:	westborough, MA

Home town:
Current & past employers:	Qunisgamond Comm College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > Secure tenured position as professor at a state college. Borrower added on 11/07/10 > I am a tenured professor at state college. Also work part time at another college 1 evening a week.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	9
Revolving Credit Balance:	$11,169.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please explain the delinquency listed as having occurred 9 months ago? thanks	I am not sure what the delinquency was, but I was in the India on a sabbatical working in a remote area of the jungle at that time and did not get my bills in order until I returned. I had my mail held at post office, and many things were lost. Again, I am a tenured professor and also work as adjunct at another college, and that was definitely an oversight.

Member Payment Dependent Notes Series 606306

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606306	$17,000	$10,950	5.79%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606306. Member loan 606306 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Evvia Ltd	Debt-to-income ratio:	15.69%
Length of employment:	10+ years	Location:	Belmont, CA

Home town:
Current & past employers:	Evvia Ltd
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > This loan represents my ENTIRE debt and will simply serve to lower my interest by 5 percentage points. It also feels better to take the profit from that interest away from a corporation and offer it to individuals. A real win win. I have worked for the same company for fifteen years. We are two very successful and Very popular family owned businesses in the SF Bay area. My Credit rating is pretty stellar, I'm responsible, stable, I live down the block from the lending club main offices and I'm not going any where!

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,810.00	Public Records On File:	0
Revolving Line Utilization:	37.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Evvia Ltd?	Evvia is one of two very successful restaurants in the bay area that we operate. I'm in management and perform the duties of wine buyer / sommelier for both places.

Member Payment Dependent Notes Series 606595

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606595	$12,000	$7,250	5.79%	1.00%	November 17, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606595. Member loan 606595 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,317 / month
Current employer:	Caterpillar	Debt-to-income ratio:	8.32%
Length of employment:	5 years	Location:	Owatonna, MN

Home town:
Current & past employers:	Caterpillar
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > Dear Investors, thank you for investing in my loan. The loan will help me repay my higher interest rate credit cards (13% and 15%). I am so glad I found this site.

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	68
Revolving Credit Balance:	$13,141.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 606794

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606794	$20,000	$13,225	10.36%	1.00%	November 22, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606794. Member loan 606794 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Home Depot	Debt-to-income ratio:	7.08%
Length of employment:	9 years	Location:	ATTLEBORO, MA

Home town:
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > Going to by land and take vacation Borrower added on 11/09/10 > Loan is for Home and Land Purchase Borrower added on 11/18/10 > I have never defaulted any loans, always paid off loans earlier before full term.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$491.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please provide more details on the need for the loan? Thanks You	The loan request is for 5 arces of land and a home purchase.
With interest rates around an all-time low, is there a reason you are seeking out an LC loan versus a bank loan? Do you intend to carry this loan to term? Finally, could you please outline your typical monthly expenses, so that we may better understand how this loan will fit into your budget? Thanks!!	The interest rate with LC is fine. All the loans and installments which I have had in the past, I???ve paid more then what was asked in order to decease the principles. I plan to pay the loan off early if there is no penalty. The monthly payments will fit in my budget easily after all my monthly expenses are paid in full. On an average once all (bills) expenses are paid, I will clear from $1600 - $1900 monthly.
Is the loan for a down payment?	The land and house that I am purchasing is my parents??? home. My mother is deceased, and my father wishes to downsize. The house and land is paid off without any attachments. Therefore No, this is not a down payment for a house, this is a flat purchase.
Two questions: (1) Position (Job/What you do) for HD? a-n-d (2) You initially selected 5-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (kkeping active) this loan before it is paid-in-full? i,.e., 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc. Thanks for expected answer. Lender 505570 USMC-RETIRED.	I am a Assistant Store Manager at Home Depot. I am responsible for Merchandising and operations of the buildings; confirming that the store maintains profitability within each financial quarter. I plan on servicing this loan for the shortest duration as possible; my personal goal is within 3 years. Like I have stated before about my past loans, I have paid them off earlier mainly from large payments from my annual Federal and State tax returns.

Member Payment Dependent Notes Series 607319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607319	$10,000	$6,725	6.54%	1.00%	November 17, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607319. Member loan 607319 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	ICANN	Debt-to-income ratio:	0.82%
Length of employment:	5 years	Location:	HILTON HEAD ISLAND, SC

Home town:
Current & past employers:	ICANN
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > Both delinquencies were "user errors" with our online banking system. My income was not interrupted at any time and I made the payments and paid the delinquency fees as soon as I learned of the error.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	12
Revolving Credit Balance:	$5,437.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607394

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607394	$24,250	$14,925	6.17%	1.00%	November 19, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607394. Member loan 607394 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Sierra Nevada Corporation	Debt-to-income ratio:	8.21%
Length of employment:	< 1 year	Location:	Arlington, TX

Home town:
Current & past employers:	Sierra Nevada Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,862.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607526

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607526	$22,750	$9,800	6.17%	1.00%	November 18, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607526. Member loan 607526 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	CaridianBCT	Debt-to-income ratio:	4.24%
Length of employment:	3 years	Location:	DENVER, CO

Home town:
Current & past employers:	CaridianBCT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > These funds will be used to remodel an owned house to accommodate Assisted Living and Adult Daycare clientele. I am an excellent borrower with a proven record. Every loan I have ever taken out I have paid back in full. I have a very high credit rating (high 700s) and have strived to keep it there over many years. The only debt I have is my house and less than $500.00 on a credit card. My job is very stable, working for a company that makes (and develops) medical (aphaeresis) equipment. Our company is the leading company in its field, internationally, experiencing a 6% growth this year, over last year's growth. My job, as a machine operator in Production, is very stable, and I receive excellent Performance Reviews each year. I am in my 50's and take pride in my work and in my endeavors, as well as in my financial reputation. Thank you for your consideration of my request. Borrower added on 11/03/10 > This project, when completed, will produce for me a projected net income of $3000.00 per month. Until then (2-3 months), I have a few thousand set aside in savings to make loan payments. Borrower added on 11/08/10 > I would be willing to pay a higher interest rate in order to get 100% funded for this project. Borrower added on 11/11/10 > Potential Investors, Please help us with this project - it is a win/win. You will not be sorry! Thank you!

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	32
Revolving Credit Balance:	$17,546.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
do you have any background in this type of work? Can you describe your expected clientele? Are you or will you be workingwith an agency of some kind? Is there a mortgage on the house you plan to remodel? Who will be paying for your services? What's your staffing look like? Can you meet legal reuqirements for this kind of operation?	Type your answer here. do you have any background in this type of work? Yes Can you describe your expected clientele? Elderly that require assistance but do not have mental handicaps. Normally assistance with eating, bathing and dressing. Are you or will you be workingwith an agency of some kind? We will licensed by the State of Colorado. Is there a mortgage on the house you plan to remodel? Yes Who will be paying for your services? It will be a Private Pay facility, therefore the client. What's your staffing look like? One house manager and a 3 rotating home care attendants Can you meet legal reuqirements for this kind of operation?" Yes, have already met with the county zoning board and the state licensing liasons

Member Payment Dependent Notes Series 607565

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607565	$11,000	$6,625	6.91%	1.00%	November 17, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607565. Member loan 607565 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	HCS Electrical	Debt-to-income ratio:	9.12%
Length of employment:	3 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	HCS Electrical
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I have a 14.2% interest rate on my truck ($6000 left to pay) and a 21% interest rate on a credit card used to pay off my wedding last year. Just wanting to lower the payments by lumping them into one loan.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,925.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 607617

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607617	$20,000	$20,000	9.62%	1.00%	November 17, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607617. Member loan 607617 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	18.70%
Length of employment:	6 years	Location:	San Antonio, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I have a lot of credit card debt that was primarily incurred by my deadbeat ex-husband. I got "everything" in the divorce, meaning all of the debt, including his student loans because we consolidated our loans. Servicing that debt was initially manageable because of my perfect payment history and some good teaser rates on balance transfers. Then, in anticipation of financial reform the interest rates on my cards shot up. Additionally, the credit lines were slashed, so my credit utilization ratio went up, causing my FICO score to go down. Then a number of teaser rates expired, and I was hardly making any progress on getting the debt under control due to crushing interest rates. When the financial reform finally kicked in, and the banks were required to apply credit card payments to the balance with the highest interest rate after satisfying the minimum payment, I started getting back on track. In the past 2 years I have reduced my credit card debt by almost half. I continue to cut expenses, live off of cash, and chisel away at the debt as much as possible. Happily, Chase and Bank of America are out of my life. Now the focus is on American Express, which despite my perfect payment record has a high interest rate and reduces my credit line every time I pay it down by a few thousand dollars, so it looks like I always have the card maxed out even though I haven’t made a charge on that account in 4 years. This loan will allow me to move Amex debt to a lower fixed interest rate. I can’t wait to get out from under Amex’s thumb! I have practiced law for 13 years and am a partner in a 5-attorney (3 partners, 2 associates) boutique transactional law firm. Despite the economy our business has thrived for the past 2 years thanks to our oil & gas practice, which is booming. All indications are that we will have plenty of O&G work going forward. Meanwhile, our commercial real estate practice, which has been languishing, is starting to pick up and I anticipate that workload will steadily increase. We have recently started working on raw land acquisition for developers of single-family subdivisions. That work was the first to die off when the economy went bad, so I think this new activity bodes well for the recovery here in Texas, which was never as hard-hit as most of the nation. Housing will spur retail development, and industrial and office will follow that. We’re even seeing some significant commercial lending. I feel very fortunate to be in the position of anticipating growth in our business while so many others are suffering. Bottom line, my interim goal is to get all of the remaining debt down to the lowest interest rate possible and ideally off of credit cards completely. I would rather pay interest to Lending Club investors than the companies who have made my life miserable the past 4 years. My overall goal, of course, is getting out of debt altogether so I can start investing in Lending Club loans myself.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,227.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Well, I'm in. Thank you for the great description! Pretty rare around here. I wish you the best of luck.	Thank you! I appreciate your investment.

Member Payment Dependent Notes Series 607757

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607757	$18,000	$12,275	10.36%	1.00%	November 19, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607757. Member loan 607757 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.20%
Length of employment:	3 years	Location:	Valley Center, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > We are updating our house. New flooring and appliances.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$583.00	Public Records On File:	1
Revolving Line Utilization:	3.50%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Member 779625 (House updates) To complete evaluating your credit please explain the following: Why isn't your employer applicable? What is this public record still on file? Thanks.	I'm a FedEx contractor. I own a service area in San Diego county. I will provide the last two weeks settlement statements verifying my income, year to date and each week, along with my current badge which identifies me as the person being paid. The information on the settlement is verified with the last four of my SSN, my name and ID number. The public record is a dismissed judgement from a bankruptcy over seven years ago. It wont be removed from my credit report until it is 10 years old. That will be July 2012. I hope this clears up any issues. If not let me know. James L Behrens
Can you please describe the public record on file?	The public record was a judjement that was dismissed in a bankruptcy. It was dismissed in July of 2002 but unlike a bankruptcy which is removed from the credit report after seven years the judgement (even though dismissed)remains for ten years. I have contacted the credit reporting agency and was informed it will drop off July 2012.

Member Payment Dependent Notes Series 607863

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607863	$24,250	$18,775	8.88%	1.00%	November 17, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607863. Member loan 607863 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	NYC Deptof Ed	Debt-to-income ratio:	15.97%
Length of employment:	10+ years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	NYC Deptof Ed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I will be using the money to consolidate my debts. I am a good lender since I pay my bills promptly. I have simply gotten a bit overwhelmed and want to get myself back on track.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,268.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have a citibank card and also a discover with an interest rate of 29.99% each. The balance on the citibank is $14,000 and the discover is $9,000. I would like to pay these off.

Member Payment Dependent Notes Series 607878

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607878	$25,000	$20,775	10.36%	1.00%	November 19, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607878. Member loan 607878 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	union pacific rail roads	Debt-to-income ratio:	15.78%
Length of employment:	10+ years	Location:	BLUE RAPIDS, KS

Home town:
Current & past employers:	union pacific rail roads
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > My job is a union job I have been working for 11 years with no layoff, I plan on using the loan to payoff credit cards and do home inprovements. I pay my bills on time

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,020.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Type your answer here. My Mortagage is 491.00 my cell phone is 265.00 cable is 43.00 and my elec. run around 80 to 120 per month. with this loan I am planning to pay all my credit cards and to do some home inprovements.I also have a truck payment of 345.00 but I put that in the loan so I can pay it off also.

Member Payment Dependent Notes Series 608023

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608023	$8,900	$6,225	6.17%	1.00%	November 18, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608023. Member loan 608023 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Rose Associates Inc	Debt-to-income ratio:	4.47%
Length of employment:	< 1 year	Location:	Bronx, NY

Home town:
Current & past employers:	Rose Associates Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > The purpose of this loan is to avoid my current credit card rate of 14.99%, and transfer my balance to the Lending Club's 6.17%. I'm a safe investment based on my debt to income ration, payment and credit history. I appreciate the loan, and your confidance.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,932.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Rose Associates Inc and where did you work prior to that?	I handle the leasing of several of the properties. Prior to which I ran my own brokerage.

Member Payment Dependent Notes Series 608041

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608041	$12,000	$7,575	8.88%	1.00%	November 17, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608041. Member loan 608041 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Datasoft Inc.	Debt-to-income ratio:	16.68%
Length of employment:	5 years	Location:	Wayne, NJ

Home town:
Current & past employers:	Datasoft Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > This is just refinancing my current Lending Club loan, to lower my monthly payments, as I was contacted that I qualified because of my great standing on payments for my previous lending club loan

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	51
Revolving Credit Balance:	$8,435.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the terms of the existing loan: amount borrowed, amount now due, interest rate	the existing loan is for the same amount of $12,000, but with a higher rate around 11% and shorter term of 3 years.

Member Payment Dependent Notes Series 608090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608090	$12,000	$7,275	6.91%	1.00%	November 17, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608090. Member loan 608090 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	New England Concerts	Debt-to-income ratio:	13.38%
Length of employment:	4 years	Location:	LAWRENCE, MA

Home town:
Current & past employers:	New England Concerts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I have a very stable job and had some unexpected bills come up. Im looking to consolidate my debt and pay off some high interest credit cards. I hold a bachelor's degree in business and considering going back for a master's degree in the spring. Borrower added on 11/06/10 > I would really like to get the full amount of $12,000. I plan on prepaying this amount earlier than the term of the loan. I ll be saving alot of money when I pay off some high interest credit cards. Borrower added on 11/14/10 > There is only a day and half yet and we are not even 50 % funded, anymore investing to make this loan happen would be appreciated!

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	22
Revolving Credit Balance:	$5,307.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 608105

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608105	$12,000	$8,400	6.91%	1.00%	November 22, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608105. Member loan 608105 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	altoona regional health system	Debt-to-income ratio:	6.06%
Length of employment:	5 years	Location:	CARROLLTOWN, PA

Home town:
Current & past employers:	altoona regional health system
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > consolidating two loans, and bahamas trip

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,674.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. $12,000 sounds like a lot of money to spend on a vacation. Is all the money going toward the vacation? Wishing you well.	paying off a loan, lowes bill, bahamas trip and extra money for xmas... thanks
What do you do for altoona regional health system? Is the $6,667 a month your income alone, or does that amount include another's income?	I'm a registered nurse, making 80,000 a year and my gross monthly is over 6,000. My co-signer is a project manager for Cooper industry and he makes approx 70,000 a year or over 5,000 a month gross. Thanks... I hope this helps
How much of the loan is for each of the bills you are consolidating, and how much is for the trip? It is my understanding that Lending Club does not currently accept joint applicants - please clarify your reference to a co-signer? Thank you in advance for your answers, and enjoy the Bahamas!	I didnt know they didnt have co-signers... I filled out all of his information along with mine. I now wonder where it went. Thanks for your time but I think we are just going to apply for a loan through our bank. We have never had this kind of delay in funding and so many personal questions. We pay our bills on time... we just wanted extra money for the hollidays, our trip , plus combine a few loans

Member Payment Dependent Notes Series 608114

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608114	$6,000	$4,075	6.54%	1.00%	November 18, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608114. Member loan 608114 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	1.92%
Length of employment:	10+ years	Location:	BEDMINSTER, NJ

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > Mobile Office / Studio

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	49
Revolving Credit Balance:	$4,370.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tel me more about your business plans	Expanding from hobby to primary occupation. Success in special events consisting of Corporate Photography, Weddings and other special events has built a reliable referral base. As of late, the business has expanded into home decor requiring a mobile office.

Member Payment Dependent Notes Series 608169

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608169	$20,000	$12,525	9.99%	1.00%	November 17, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608169. Member loan 608169 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,478 / month
Current employer:	Blue Cross Blue Shield of Michigan	Debt-to-income ratio:	8.98%
Length of employment:	5 years	Location:	Royal Oak, MI

Home town:
Current & past employers:	Blue Cross Blue Shield of Michigan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > Have some credit card debt from wedding, honeymoon, and expenses from buying our first home. Just want to consolidate for a better rate and fixed length payments.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,598.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Blue Cross Blue Shield of Michigan?	I am senior programmer and project lead on internal technical projects.
You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid off? i.e., 5 yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc.	I would expect 4-5 years. I could pay it off sooner, but my preference is to build up our savings account to pay for unexpected expenses (car repairs, house issues, etc.) rather than paying off this loan and having to create credit card debt to resolve the unexpected issues.

Member Payment Dependent Notes Series 608229

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608229	$8,900	$5,450	6.17%	1.00%	November 17, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608229. Member loan 608229 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	General Electric	Debt-to-income ratio:	7.82%
Length of employment:	6 years	Location:	Bardstown, KY

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,416.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I am buying a car. Thanks
Could you elaborate as to what type of car? Do you already have it picked out? Do you plan on carrying this loan to term?	Yes, it???s a 1999 Camaro SS with 23,000 miles on it. I was having problems getting low interest rates on the car because of the year of the car. I have a higher rate loan temporally to purchase the car right now. When I get all the funds here I will pay that one off. Here is a link to my car, I am paying the rest in cash.

Member Payment Dependent Notes Series 608312

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608312	$8,000	$8,000	10.36%	1.00%	November 23, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608312. Member loan 608312 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Jones and Carter	Debt-to-income ratio:	18.45%
Length of employment:	5 years	Location:	PLANO, TX

Home town:
Current & past employers:	Jones and Carter
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > The money will be used to pay off a few bills and pay for our wedding. I plan on paying back the loan in under 3 years. I have a very stable job that I have been at for almost 6 years now. I always pay my bills.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,509.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Jones and Carter and what do you do there?	It is an engineering and surveying company. I am a Land Surveyor Party Chief. I have been a Surveyor for about 12 years now.

Member Payment Dependent Notes Series 608389

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608389	$10,000	$7,500	6.17%	1.00%	November 19, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608389. Member loan 608389 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self employed	Debt-to-income ratio:	13.51%
Length of employment:	10+ years	Location:	VON ORMY, TX

Home town:
Current & past employers:	Self employed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > Loan to be used for credit card debt consolidation. Borrower added on 11/12/10 > Loan is for cc debt consolidation. Borrowing/credit history is completely blemish-free. In 25+ years of using credit, never once late and accounts always paid in full. Self employed professional woodworker since graduating from college over 20 years ago, have never been busier. I'm also a part-time instructor at a major military installation.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,424.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What field of work are you in?	I am a professional woodworker producing fine furniture, custom cabinetry and millwork for residential, commercial and military clients.
Please list for every debt you have (credit card, car loan, mortgage, student loan, medical and so on) the amount, interest rate, and the amount you pay each month. And, precisely what will you do with this loan (which debts will you pay off)? And, is the way you plan to use credit cards changing in any way?	Type your answer here. I am seven months in to a 36- month lease on a 2010 Corolla. The payments are $181.89/month. I have two credit card accounts. As of 13 Nov, one has a $2293.88 balance at 9.9%. The other has a $7895 balance at a 0% introductory rate. That interest rate will increase to 13.24% in a few months. The Lending Club loan will be used to pay the cc accounts. These current balances are due mainly to two large one-time expenses (major engine repairs to a work vehicle and child/educational costs). I have typically paid my cc balances in full each month, with occasional exceptions. Toward the end of the calendar year when the points/benefits advantages have max'd out I'll often use cash to make purchases. I hope I've adequately addressed your questions.

Member Payment Dependent Notes Series 608415

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608415	$21,600	$13,425	6.91%	1.00%	November 19, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608415. Member loan 608415 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	Evercare	Debt-to-income ratio:	23.64%
Length of employment:	10+ years	Location:	JACKSON, GA

Home town:
Current & past employers:	Evercare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > Newly divorced, Not behind in any debt, Good credit, Good income, just looking for a lower interest rate and stable payoff amount.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,745.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Evercare?	Type your answer here. I work with collaborate with primary care physcians to take care of frail elders who live in a nursing home setting. I spend my days trying to keep folks as well as possible and when that is not possible any more I help them to die with dignity in accordance with their or their family's wishes. I spend a lot of my time supporting and educating families and teaching about advanced disease states and end of life issues.

Member Payment Dependent Notes Series 608422

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608422	$20,000	$12,550	6.91%	1.00%	November 17, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608422. Member loan 608422 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Gage Marketing Group	Debt-to-income ratio:	12.68%
Length of employment:	10+ years	Location:	Minneapolis, MN

Home town:
Current & past employers:	Gage Marketing Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > This loan will be used to consolidate two car loans and a personal loan. I've been at the same company for over 13 years. I've owned a home for 7 years with a 30-year fixed mortgage. I never carry a balance on my credit cards. I found out about LendingClub from Mint.com, which is my budgeting best friend. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,627.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current rates and amount owed on each debt you wish to consolidate?	~$6k@7%, ~$12k@10.75% and ~$4k@5.5%. I know it's best to not consolidate the last one, but I'm trying to reduce the number of payments and get them all on the same payment term. After this my other debts are house, student loan and a HELOC used to buy out my spouse's place when we got married two years ago. Thanks!
What are your $ monthly costs (mortgage HELOC, student loan, car, utilities, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Since all of those expenses are shared with my spouse I'll give a combined answer. After regular expenses (all loans, all utilities, memberships, expected food/gas/travel/entertainment and some ATM spending money) we have between $1000/month and $2500/month for savings or unexpected expenses. We currently have emergency cash savings of over $26,000.

Member Payment Dependent Notes Series 608423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608423	$15,000	$9,150	6.54%	1.00%	November 17, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608423. Member loan 608423 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	GE Healthcare	Debt-to-income ratio:	13.01%
Length of employment:	6 years	Location:	Ellicott City, MD

Home town:
Current & past employers:	GE Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Loan funds will be used to pay off three high interest credit cards.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,289.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I will use the money to pay off my high interest credit cards.
What is the current rate and amounts owed on the debt you wish to consolidate?	Card 1: Approx. $9,500 at an interest rate of 13.5% APR Card 2: Approx. $3,900 at an interest rate of 19% APR Card 3: Approx. $1,500 at an interest rate of 15% APR The rates being offered at the Lending Club are 7.91 APR for 3 year, $15,000 Loan.

Member Payment Dependent Notes Series 608454

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608454	$8,000	$6,200	6.54%	1.00%	November 17, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608454. Member loan 608454 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,442 / month
Current employer:	Microsoft	Debt-to-income ratio:	12.75%
Length of employment:	2 years	Location:	Seattle, WA

Home town:
Current & past employers:	Microsoft
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,256.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what's your job description at Microsoft?	Hi there, sorry for the delay. I'm a Senior Service Engineer.

Member Payment Dependent Notes Series 608575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608575	$12,000	$7,500	5.79%	1.00%	November 17, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608575. Member loan 608575 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	UHHS CONNEAUT MEDICAL CENTER	Debt-to-income ratio:	18.28%
Length of employment:	10+ years	Location:	Ashtabula, OH

Home town:
Current & past employers:	UHHS CONNEAUT MEDICAL CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > TO REFINANCE MY CURRENT LENDING CLUB LOAN AT A LOWER RATE Borrower added on 11/03/10 > TO REFINANCE MY CURRENT LENDING CLUB LOAN AT A LOWER RATE

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,927.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What was the amount received on the original lending club loan and how long have you had the loan? Wishing you the best.	Type your answer here.The original loan was for 17000.00 and I have had it a little over a year. I would like to refinance at a lower rate.

Member Payment Dependent Notes Series 608596

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608596	$25,000	$25,000	14.46%	1.00%	November 17, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608596. Member loan 608596 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	KBC Bank	Debt-to-income ratio:	10.68%
Length of employment:	4 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	KBC Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,615.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Ladies and gentlemen I am not a dead beat looking for a loan, I am a young man trying to get my finances on track. I have a degree in Management Information System from an accredited University. I currently manage the treasury Back Office group of a Bank. I purchase my home because I wanted to offer my child a better life than I had. Needless to say I have bills, but at the rate I am going I could be paying back my current debt for the next ten year. My credit is important me to and if you deem me a risk I understand, but for those who has sat on the other side of the table, please understand that I rather fund my daughter???s college education than continue to get credit card companies rich. Name Amount Owe Monthly Rate Capital One $ 4,228.00 $ 125.00 21% Bank of America $10,950.00 $ 300.00 24% Citibank $ 3,000.00 $ 150.00 21% Home Depot $ 5,348.00 $ 120.00 22% HSBC $ 953.00 $ 40.00 19% Sears $ 4,564.00 $ 130.00 21% Total $ 865.00 Mortgage W Amtrust Bank Home Value $ 425,000.00 Mortgage Owe $ 360,000.00 Month Mortgage PMT $ 2,376.00 NO SECOND MORTGAGE ON MY HOUSE
I noticed you work for a bank, so why would you not get a loan from your employer? Also, what do you do at the bank?	Type your answer here. The loan program at my job was discontinued due to the lack of participation. I manage the Treasury Back Office group at the bank. My department is responsible for all securities settling and maintenance base on activity. PS I do apologies for the delay in response.
Please answer all questions: What is the loan for? If it is to pay of credit card debt please list the amount, interest rate, and how much you are paying now. Also please indicate which debts you will be paying off with this loan. What are your monthly expenses, please itemize? What is the balance of your mortgage including any 2nds or HELOCs? What is the current value of your house? You are asking for $25 k but your RCB is only $20.6 k what is the rest of the money for? This loan has a 5 yr term. How long in years do you intend to take to pay it off? Last but not least get all your paper work in the LC to get your loan an "Approved" review and your income verified. You will find that your chances of getting the loan filled will increase. Thank you	Ladies and gentlemen I am not a dead beat looking for a loan, I am a young man trying to get my finances on track. I have a degree in Management Information System from an accredited University. I currently manage the treasury Back Office group of a Bank. I purchase my home because I wanted to offer my child a better life than I had. Needless to say I have bills, but at the rate I am going I could be paying back my current debt for the next ten year. My credit is important me to and if you deem me a risk I understand, but for those who has sat on the other side of the table, please understand that I rather fund my daughter???s college education than continue to get credit card companies rich. Name Amount Owe Monthly Rate Capital One $ 4,228.00 $ 125.00 21% Bank of America $10,950.00 $ 300.00 24% Citibank $ 3,000.00 $ 150.00 21% Home Depot $ 5,348.00 $ 120.00 22% HSBC $ 953.00 $ 40.00 19% Sears $ 4,564.00 $ 130.00 21% Total $ 865.00 Mortgage W Amtrust Bank Home Value $ 425,000.00 Mortgage Owe $ 360,000.00 Month Mortgage PMT $ 2,376.00 NO SECOND MORTGAGE ON MY HOUSE
You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full?, i.e., 5-yrs? 4 to 5 yrs? 3 to 4 -yrs? 2 to 3 yrs? etc. Thanks for reply. USMC-RETIRED Lender 505570	I would look to pay the loan off between three to four years. When you are a home owner/parent; I have learn that nothing is written in stone. Being given the additional flexibility would be priceless but, my object is to be debt free as soon as possible.
What are your $ monthly costs (mortgage, car/transport, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Ladies and gentlemen I am not a dead beat looking for a loan, I am a young man trying to get my finances on track. I have a degree in Management Information System from an accredited University. I currently manage the treasury Back Office group of a Bank. I purchase my home because I wanted to offer my child a better life than I had. Needless to say I have bills, but at the rate I am going I could be paying back my current debt for the next ten year. My credit is important me to and if you deem me a risk I understand, but for those who has sat on the other side of the table, please understand that I rather fund my daughter???s college education than continue to get credit card companies rich. Name Amount Owe Monthly Rate Capital One $ 4,228.00 $ 125.00 21% Bank of America $10,950.00 $ 300.00 24% Citibank $ 3,000.00 $ 150.00 21% Home Depot $ 5,348.00 $ 120.00 22% HSBC $ 953.00 $ 40.00 19% Sears $ 4,564.00 $ 130.00 21% Total $ 865.00 Mortgage W Amtrust Bank Home Value $ 425,000.00 Mortgage Owe $ 360,000.00 Month Mortgage PMT $ 2,376.00 NO SECOND MORTGAGE ON MY HOUSE
List the amounts you owe, the interest rates, the amount you pay monthly. What is the balance on your mortgage including any 2nds or HELOCs? What is the current market value of your home? That is your itemized monthly budget? Submit all your paper work to LC to get an "Approved" review and you loan will be filled much faster. Thank you good luck	Ladies and gentlemen I am not a dead beat looking for a loan, I am a young man trying to get my finances on track. I have a degree in Management Information System from an accredited University. I currently manage the treasury Back Office group of a Bank. I purchase my home because I wanted to offer my child a better life than I had. Needless to say I have bills, but at the rate I am going I could be paying back my current debt for the next ten year. My credit is important me to and if you deem me a risk I understand, but for those who has sat on the other side of the table, please understand that I rather fund my daughter???s college education than continue to get credit card companies rich. Name Amount Owe Monthly Rate Capital One $ 4,228.00 $ 125.00 21% Bank of America $10,950.00 $ 300.00 24% Citibank $ 3,000.00 $ 150.00 21% Home Depot $ 5,348.00 $ 120.00 22% HSBC $ 953.00 $ 40.00 19% Sears $ 4,564.00 $ 130.00 21% Total $ 865.00 Mortgage W Amtrust Bank Home Value $ 425,000.00 Mortgage Owe $ 360,000.00 Month Mortgage PMT $ 2,376.00 NO SECOND MORTGAGE ON MY HOUSE
You have not answered the questions by other lenders. Please answer What are your $ monthly costs (mortgage, car/transport, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)?	Name Amount Owe Monthly Rate Capital One $ 4,228.00 $ 125.00 21% Bank of America $10,950.00 $ 300.00 24% Citibank $ 3,000.00 $ 150.00 21% Home Depot $ 5,348.00 $ 120.00 22% HSBC $ 953.00 $ 40.00 19% Sears $ 4,564.00 $ 130.00 21% Total $ 865.00 No Car note, and car insurance is paid for the whenever i file my taxes Cable, internet and phone (triple play $99.00) Mortgage W Amtrust Bank Home Value $ 425,000.00 Mortgage Owe $ 360,000.00 Month Mortgage PMT $ 2,376.00 NO SECOND MORTGAGE ON MY HOUSE

Member Payment Dependent Notes Series 608691

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608691	$20,000	$12,650	10.36%	1.00%	November 18, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608691. Member loan 608691 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	ARCOM	Debt-to-income ratio:	20.56%
Length of employment:	2 years	Location:	Sandy, UT

Home town:
Current & past employers:	ARCOM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$65,942.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ARCOM and where did you work prior to that?	Thank you for your question. At ARCOM I'm responsible for all software development including commercial software products that we sell to customers and software applications for internal use that our employees use daily to run our business. Prior to working at ARCOM, I worked as a Software Development Manager at Ingenix here in Utah which is part of UnitedHealth Group. Prior to that I worked at Evans & Sutherland Computer Corp., here in Utah, as a Software Development Manager.
How much do you owe on your house, and what is it worth? How did you accumulate so much revolving debt, and how do you plan to prevent accumulating more?	The debt is from the legal expenses of my divorce and charges my ex ran up. I removed my ex from the credit cards, am paying them down, and I'm done with the divorce.

Member Payment Dependent Notes Series 608734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608734	$24,000	$24,000	18.91%	1.00%	November 18, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608734. Member loan 608734 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Comfortcare Dental	Debt-to-income ratio:	21.14%
Length of employment:	7 years	Location:	Portland, OR

Home town:
Current & past employers:	Comfortcare Dental
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,033.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: Position (Job/What you do) for Comfort Care Dental? a-n-d You initially selected 5-years loan repayment term. In YEARS, How long do you anticipate servicing (keeoing active) this sloan before it is paid in full? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc.	I am a general dentist at Comfortcare Dental. My goal is to have the loan paid off within three years.
loan purpose? You are already have a debt of $27,033. Are you now asking for $24,000 more to make it over $51,000 in debt?	The purpose of the loan is for a wedding.

Member Payment Dependent Notes Series 608757

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608757	$15,000	$9,100	6.91%	1.00%	November 18, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608757. Member loan 608757 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,250 / month
Current employer:	J.F. Shea Co., Inc.	Debt-to-income ratio:	23.40%
Length of employment:	7 years	Location:	Long Beach, CA

Home town:
Current & past employers:	J.F. Shea Co., Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,427.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 608771

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608771	$10,000	$7,550	6.17%	1.00%	November 19, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608771. Member loan 608771 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,292 / month
Current employer:	Travelers Insurance Co.	Debt-to-income ratio:	13.99%
Length of employment:	10+ years	Location:	Newington , CT

Home town:
Current & past employers:	Travelers Insurance Co.
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay off a Chase Credit Card with a high interest rate. I currently pay over 500.00 a month on that card to accelerate paying it off so my new loan payment will be easily met and the difference will be applied on other debt. I have full custody of my 15 year old son and I receive Social Security Disability payments on his behalf from my ex-wife. My son will no longer be eligible for benefits when he turns 18. I have created a budget to pay off all of my credit card debt in the next 3 years before my son turns 18. I have a good stable job as a computer programmer professional. I have been in the IT industry for 24 years. If you have any questions, please don?t hesitate to ask. Thank you very much. One Inquiry was a Discover Personal loan that I wanted to use to pay off my Chase Credit card and one other card but the rate they were offering was not very good so I declined the offer. The other inquiry was because I was looking into refinancing my home. The difference in what I was paying did not make sense here either The one delinquency happened because My Chase Credit Card due date changed from the 4th of the following month to the the last day of current month. I pay my bills on line and never looked at the bill that was sent which also had the information that my due date was changing. So I paid my bill on the 1st of the month and was informed that I was 20 hours late and my rate was jumping to 17.24%. I tried to fight it but did not succeed. I will never do business with Chase again. Much of my current debt is attributed to my ex-wife. She is bi-polar and a spend-a-holic. I do not pay her anything in the divorce settlement but I did become responsible for all of her (our) debt. I have paid down 20,000 since March 2010 when I sold my house and bought a condo for me and my son. I am a detailed person and will list my current monthly expenses. I hope it is not more than you wanted to see. Mortgage 1381.00 Chase Credit Card 525.00 about double min Food 550.00 approx Bnk of America CC 175.00 Bnk of America loan 450.00 Phone/internet/cable 200.00 Sprint Cell phones 125.00 Citi Bank CC 50.00 Electric 70.00 on average Gas heat 95.00 on average Peoples CC 150.00 opened with bal xfer of portion of chase not used again Car Insurance 65.00 per month paid qtrly Discover Card 40.00 Gas for car 180.00 Condo fees 275.00

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1982	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	67
Revolving Credit Balance:	$25,678.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Travelers Insurance Co.?	I am a computer programmer although my actual title is Information Engineer. I have worked continuously in the IT industry for 24 years. I work at Travelers on a rating system. I support an application that is primarily Windows based but also has host processes. I work for the most part with code of VB .Net, COBOL, DB2 but also have worked with several other languages.
Hi. I want to help. What are the two recent credit inquiries that show up on your credit report? What was the cause of the delinquency 5 years ago? What are your monthly expenses? Thanks	Hi, I wanted to let the member who asked this question that I tried to repond right away but for some reason it was not recorded. Perhaps it was too large. I have worked with the support area and they have posted my responce as part of my loan info on my main page. I hope it satisfies the intent of the question.

Member Payment Dependent Notes Series 608817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608817	$20,000	$20,000	8.88%	1.00%	November 22, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608817. Member loan 608817 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	BoBoGo Inc	Debt-to-income ratio:	11.31%
Length of employment:	3 years	Location:	alameda, CA

Home town:
Current & past employers:	BoBoGo Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,332.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please specify what type of home improvements project(s) you are looking to complete as well as why it's important to you?	Need to remodel the kitchen, bathroom, and the whole house electrical.
What is BoBoGo Inc and what do you do there?	BoBoGo Inc is a third party casino cooperation. I work as a proposition player.

Member Payment Dependent Notes Series 608856

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608856	$6,500	$4,725	6.91%	1.00%	November 18, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608856. Member loan 608856 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	PHS corporation	Debt-to-income ratio:	7.14%
Length of employment:	4 years	Location:	Austin, TX

Home town:
Current & past employers:	PHS corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Auto loan

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,787.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. Describe your role at PHS Corp. 3. Identify the two credit inquiries shown as occurring in the last six months. Thank you in advance for your response.	600 rent 400 revolving credit 200 insurance 800 food grocery monthly lead audio video installer. Homedepot store credit card discovercard

Member Payment Dependent Notes Series 608877

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608877	$8,000	$8,000	9.25%	1.00%	November 22, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608877. Member loan 608877 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	19.90%
Length of employment:	n/a	Location:	South Lyon, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,814.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You've listed no current employer. What is the source of your income? How reliable is it? It lists your revolving credit balance as $5800, why are you requesting $8000?	My source of income is child support and alimony and it is very reliable, I receive it on a weekly basis and get direct deposit every Wednesday of the month. I am guaranteed employment in the next 2 weeks. I am requesting $8000 because one to pay off the loan, I had to have an emergency root canal done as I have no dental insurance $1000, some vehicle repairs that need to be done as my vehicle is 11 yrs. old. I have excellent credit and outstanding credit score and have never been ever late paying any of my bills. Hope this answers all of your questions and you will be very understanding of why many of us out there need a loan like this. Thank-You!!!

Member Payment Dependent Notes Series 608892

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608892	$25,000	$16,000	9.25%	1.00%	November 22, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608892. Member loan 608892 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Level 3 Communications	Debt-to-income ratio:	20.15%
Length of employment:	2 years	Location:	Tampa, FL

Home town:
Current & past employers:	Level 3 Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > To pay off high intrest credit cards

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84,762.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Can you explain what your monthly expenses are? Also, please detail your debts/what your monthly payments are. Your salary is quite high, why do you need to borrow the money to pay your ccs off? Thanks!	Type your answer here. My salary is high on a gross perpective but after taxes, retirement, medical etc. the net total is much lower. I pay a college tution plan for 2 kids and have a stay at home mom and two kids in private school. Due to my credit cards and high intrest, this loan will allow me to eliminate crdit card debt and allow me to start saving for the future.
Hello, You have a reported revolving debt balance of nearly $85,000. Can you please provide the total number of accounts, individual balances, and interest rates? Please specify which accounts you will using these funds for and are you intending on closing those accounts? Thanks.	Type your answer here. I will first be paying off my Delta American Express with a balance of $14,900 where the interest 14.9% and will be closing that account. The remaining balance will be going toward Bank of America Platnium Visa which is at 15.9% interest and that card is no longer used.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. Thanks.	Type your answer here. Mortgage- $2590, 2cars-$1460 combined- utilities, electric, cable,water $750, cell $250, insurance -$200, food $1000, gym $45.00, childcare $400 total $6695 Paying off and closing AMEX- $14,900 14.9% Paying Down the remainder of the loan my BOA Visa which is 15.9%
You mention private school & college tuition expenses? What are you paying for them? Thanks.	Type your answer here. My youngest son is in private school $400 a month, I pay $330 a month for both kids in the Florida PrePaid 529 College plan

Member Payment Dependent Notes Series 608997

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608997	$12,975	$8,200	6.91%	1.00%	November 18, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608997. Member loan 608997 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Avocent Corp	Debt-to-income ratio:	10.18%
Length of employment:	6 years	Location:	OREM, UT

Home town:
Current & past employers:	Avocent Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I am recently married and my wife had bad credit when she purchased her vehicle. I have the ability to pay off the entire loan, but wanted her to continue to make payments against the vehicle as a learning tool, but the rate she had with her current lender is outrageous. Borrower added on 11/11/10 > I have a credit score in the high 700's and have never been late on a payment. I would like to bring more investors to this site, but so far I don't see the amount of investors being able to support loans of this size. If there is anything holding potential investors back from investing in this loan, please leave a comment/ask a question so I may mitigate any uncertainty about this investment.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,218.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Avocent Corp and what do you do there?	Avocent Corp is a leader in Keyboard Video Mouse switch technology. IT professionals who need visibility of their server resources can use one point of entry to monitor power, temperature, data loads, etc using our technology. Avocent was a public company traded under the ticker: AVCT until it was acquired 13 months ago by Emerson Electric, a $24 billion/year public company. I am the manager of revenue recognition and have been employed by the company or its subsidiaries for 6 years in roles with increasing responsibilities.

Member Payment Dependent Notes Series 609015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609015	$10,000	$6,500	8.88%	1.00%	November 18, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609015. Member loan 609015 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	City of West Sacramento	Debt-to-income ratio:	14.51%
Length of employment:	10+ years	Location:	West Sacramento, CA

Home town:
Current & past employers:	City of West Sacramento
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Stable government employee just looking to pay off high interest credit cards

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,856.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list for every debt you have (credit card, car loan, mortgage, student loan, medical and so on) the amount, interest rate, and the amount you pay each month. And, precisely what will you do with this loan? And, has the way you use credit cards changed over time?	I realized that I had to reign in the credit card use. A few years ago, I cancelled several cards, and now keep the balances low on the cards I still have. I have cut up the other cards, but I'm still trying to pay them off. This loan will allow that to happen so I can close the accounts for good and say "Sayonara!" to those high interest rates. I now run my finances with cash to the fullest extent possible. I look at the credit cards as a backup plan for those unexpected car repairs, etc., not as the means to pay for things I can't afford.

Member Payment Dependent Notes Series 609097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609097	$20,000	$14,225	9.62%	1.00%	November 18, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609097. Member loan 609097 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	US Bank	Debt-to-income ratio:	7.79%
Length of employment:	6 years	Location:	Yakima, WA

Home town:
Current & past employers:	US Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Putting my medical bills and some car repairs on an installment loan rather than revolving credit Borrower added on 11/05/10 > This will payoff the existing revolving debt showing on my cbr. I intend to pay back quickly, but prefer to have it in installment loans rather than on my revolving. My job is secure as I've been with company 6+ years and will likely be taking advantage of the next advancement opportunity as I'm more than qualified. This is not a new debt, just repositioning the existing that was accrued because of medical bills and some car repair. thanks

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	61
Revolving Credit Balance:	$21,056.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609164

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609164	$10,000	$6,450	6.91%	1.00%	November 19, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609164. Member loan 609164 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,770 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	13.85%
Length of employment:	5 years	Location:	Sugar Grove, OH

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I have been employed by Verizon Wireless for the past 5 1/2 years. I have never been late on a payment for any loan. I am planning on paying off so higher interest credit cards. I am working on becoming Debt free within the next 5 years.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,089.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609166

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609166	$7,400	$7,400	10.36%	1.00%	November 23, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609166. Member loan 609166 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	self	Debt-to-income ratio:	8.98%
Length of employment:	5 years	Location:	ALBANY, NY

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,248.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since you are self employed can you provide some background on your employment. What you do? How long? Typical variation in your income over a year...	I am an Information Technology consultant for over 5 years now, although I have almost 20 years in the field. Currently I am engaged by contract through August, 2012, with renewal anticipated at that time.

Member Payment Dependent Notes Series 609219

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609219	$24,000	$15,200	9.99%	1.00%	November 19, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609219. Member loan 609219 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Polo Ralph Laurn	Debt-to-income ratio:	7.05%
Length of employment:	4 years	Location:	Nanticoke , PA

Home town:
Current & past employers:	Polo Ralph Laurn
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I own my house however, I'm bringing my mother to live with me and we need to make it handicapped accessible. Borrower added on 11/06/10 > $1,000.00!!! Awesome Thank you. Borrower added on 11/08/10 > Remove tub, intall tile and shower sit. √ Thanks to you! Borrower added on 11/08/10 > Next $2,000 will take care of widening the front and bathroom door. Invest your money wisely while helping others. Win Win! Borrower added on 11/08/10 > Thank you all for your investment! we are only $1,350.00 away from our second milestone. Thanks again! Borrower added on 11/09/10 > Thank you all for your investment; we are only $1,200.00 from those wide doors! We are forever grateful.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	35
Revolving Credit Balance:	$7,742.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 609226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609226	$12,600	$12,600	12.98%	1.00%	November 22, 2010	November 20, 2015	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609226. Member loan 609226 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Mass General Hospital	Debt-to-income ratio:	14.70%
Length of employment:	9 years	Location:	WINTHROP, MA

Home town:
Current & past employers:	Mass General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > This loan is to consolidate credit cards balances into one loan

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,738.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Mass General Hospital?	Im one of the supervisors at the parking departent
Hi, Since this is a debt consolidation loan could you please list your debts, interest rates, and the amount you pay every month. For example CC1 $2000 balance, 23.9% APR, $200 per month. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	MC Card 1: Balance $4700.00 Monthly payment $85.00 Visa Card 2:Balance $2700.00 Monthly payment $ 75.00 Amex card1 Balance $3000.00 Monthly payment $ 55.00 Amex Card2 Balance $1700.00 Monthly payment $ 35.00
Hi, Me again. do you pay more than the minimum required by the CC companies? Also What are the interest rates on those cards? Thanks. -LL Herndon, VA	Yes, sorry I forgot to include the rates in the previous answer. Here they are: Master card CC1 the rate is 11.00% Visa CC 2 the rate is 13.00% Both Amex Cards are 18.00%. And yes, I pay a little bit more than the minimum each month depending on how much extra I can afford each month. And I try to get overtime hours at work for extra money. Thank you.

Member Payment Dependent Notes Series 609231

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609231	$9,500	$9,500	9.62%	1.00%	November 17, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609231. Member loan 609231 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	CHAN Healthcare Auditors	Debt-to-income ratio:	16.58%
Length of employment:	10+ years	Location:	Kent, WA

Home town:
Current & past employers:	CHAN Healthcare Auditors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > Successful de-leveraging in 2010. This is the last piece, my one last VISA. Cash flow positive and will probably save enough in 2011 to purchase a home. Borrower added on 11/04/10 > I am a salaried professional CPA working in private industry and have been with my current company for 10 years as of 11/13/10. My prior company tenure 12 1/2 years. I am hard-working and stable in my position. I also prepare taxes and do financial planning on the side. Borrower added on 11/07/10 > This FINAL VISA is 18.9%. With this loan, I will save over $2,000 in interest while providing investment income to LClub investors...win-win situation! This is what the LClub was designed to do.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	8
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid off? i.e., 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3 yrs? 1 to 2 yrs? etc.	I am fairly certain that it will be paid off in 3 years.
What is your delinquency from?	What delinquency? I have an very high credit score. My spousal and child support payments ended last year and I am starting to pay down my debts. It has been many years and I am looking forward to a brighter future!

Member Payment Dependent Notes Series 609232

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609232	$10,000	$7,125	5.79%	1.00%	November 19, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609232. Member loan 609232 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Commerzbank and Jersey City Med Ctr	Debt-to-income ratio:	13.61%
Length of employment:	10+ years	Location:	Staten Island, NY

Home town:
Current & past employers:	Commerzbank and Jersey City Med Ctr
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > Bought a newer car, and want to pay back mom for putting up the money. Also, I want to close my credit cards. The banks are raising rates to unmanagable levels. This rate is the best way to cover all in one shot. Borrower added on 11/05/10 > Bought a newer car, and want to pay back mom for putting up the money. Also, I want to close my credit cards. The banks are raising rates to unmanagable levels. This rate is the best way to cover all in one shot.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,415.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at the med center,Please post,thanks i would love to bid on this	I am an E.M.T. at the medical center, it is my second job, and I have worked there for five years.
Could you outline your monthly expenses?	Commute, rent, car insurance, medical, food
Hi. What were the 2 recent inquiries?	I do not understand, what inquiries?
Your credit record shows 2 recent inquiries. Are you applying for other loans elsewhere?	Discover sent me a pre-approval for a loan, which I stupidly responded to. They have done more than one hard inquiry, which negatively affects credit score. I will not be using them, and have told them never send them again.
I am interested in your loan. What is your first job and would you pay your loan back with that income also?	My first and full time job is with a German corporate bank, Anti Money Laundering Compliance and USA Patriot Act Compliance. I have been there almost 13 years. My second job is 911 ambulance.

Member Payment Dependent Notes Series 609299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609299	$14,400	$9,200	6.17%	1.00%	November 19, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609299. Member loan 609299 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,333 / month
Current employer:	dunkin brands	Debt-to-income ratio:	13.62%
Length of employment:	10+ years	Location:	hoffman estates, IL

Home town:
Current & past employers:	dunkin brands
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > This loan will directly pay off 3 credit cards and I will have no credit card debt

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,473.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Dunkin Brands? What credit cards are you paying off?	I am a Director of Operations for Dunkin Brands. I am paying off Capitol One Visa, United Visa, and also an account I have with overstock.com

Member Payment Dependent Notes Series 609306

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609306	$15,000	$9,400	8.88%	1.00%	November 19, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609306. Member loan 609306 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,750 / month
Current employer:	Scitor Corp	Debt-to-income ratio:	14.23%
Length of employment:	4 years	Location:	Redondo Beach, CA

Home town:
Current & past employers:	Scitor Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I plan to us this loan to pay off two of my credit cards.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$81,721.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Scitor Corp?	I provide technical acquisition support to the USAF on a satellite program.

Member Payment Dependent Notes Series 609308

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609308	$9,500	$6,300	5.42%	1.00%	November 19, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609308. Member loan 609308 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	AHIMA	Debt-to-income ratio:	16.88%
Length of employment:	5 years	Location:	Orland Park, IL

Home town:
Current & past employers:	AHIMA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I would like to pay off a 401k loan so that I can re-loan a larger consolidation amount from my 401k - the rules do not allow for more than one loan at a time... I have several high interest loans I'd like to consolidate to an ultra low interest 401k loan. I am employed full time and have been with my current employer for a little over 5 years as a Business Analyst. My credit rating is near excellent. Borrower added on 11/05/10 > I had a previous loan with Lending Club (about 2 years ago) and paid it off a little early. Borrower added on 11/09/10 > Thank you to those that are funding this loan - I really appreciate it!!

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,765.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the high interest loans you'd like to consolidate and the reasons you have them. Thx	11.44% Personal Loan with Bank of America. 8.0% Student Loan with DIrect Loan (consolidated federal student loan). Both can be refinanced with a loan against my 401k at 4.25% - huge savings in interest and monthly cash flow. I've been wanting to do for some time but personal loans above 5K are hard to come by during the last 2 years even for people with great credit ratings!

Member Payment Dependent Notes Series 609322

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609322	$11,000	$8,025	6.54%	1.00%	November 19, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609322. Member loan 609322 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	JBL Professional	Debt-to-income ratio:	3.74%
Length of employment:	3 years	Location:	Northridge, CA

Home town:
Current & past employers:	JBL Professional
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > My current car has served me well but it has also seen better days approximately 15 years! My son who is 17 and will be 18 soon has been begging for a car so I figured I can give him my old trusted car and I can get a newer used one. I'm a good candidate for this loan because I always pay my bills on time, have very good credit and would like to keep it that way. I plan to pay pay off this loan earlier in less than 24 months.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,168.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at JBL Professional?	I work as an executive assistant.
Please list for every debt you have (credit card, car loan, mortgage, student loan, medical and so on) the amount, interest rate, and the amount you pay each month.	I appreciate your question. The simple answer is I don't have any debt to speak of except for my contribution to our household expenses like groceries, gas, phones and cable. The house is solely owned by my husband who pays the mortgage. My car is an old one that is fully paid for. I have no student loans and my company provides medical insurance and so far I've had good luck with my health . As for credit cards I use them carefully and pay them in full all the time. This loan with the lending club will be my only loan and I was attracted to lending club because of the low fixed rate and I know I can afford to pay it back with no problem at all. Thank you for considering investing in me and I appreciate what the other investors are doing. I look forward to being a member of this community for a long time to come.

Member Payment Dependent Notes Series 609339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609339	$5,000	$5,000	6.17%	1.00%	November 17, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609339. Member loan 609339 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	FunnelSource, Inc.	Debt-to-income ratio:	11.82%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	FunnelSource, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > Trip to India for friend's wedding. Borrower added on 11/08/10 > A friend of mine from business school is getting married. I plan to use these funds for airfare, as well as hotels and traveling expenses while I'm in India. I have a stable job, and I will not have any issues repaying this loan.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,379.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at FunnelSource, Inc. and where did you work prior to that?	I am currently working as the assistant to the co-founder and chief operating officer at Funnelsource. Before this, I worked with the CFO at a micro-cap hedge fund in Los Angeles (Trinad Capital) and with the CFO at a long-short equity fund in Boston (Midwood Capital). I also worked for a commercial real estate firm in the Washington, DC area (JDonegan Company) and at an investment bank (FBR Capital Markets). Before that I worked at Lionsgate Entertainment and ESPN.

Member Payment Dependent Notes Series 609423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609423	$10,000	$6,875	6.54%	1.00%	November 19, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609423. Member loan 609423 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,333 / month
Current employer:	CopyPro Inc	Debt-to-income ratio:	9.89%
Length of employment:	10+ years	Location:	GREENVILLE, NC

Home town:
Current & past employers:	CopyPro Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,588.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CopyPro Inc?	Executive manager..oversee operations of key divisions
Hi. A few questions-- -Is that all credit card debt? What are the amounts and the current rates? What are your current monthly payments for the outstanding debt? --What are your monthly expenses in addition to the credit card/debt payments. Thanks.	Yes it is.Balance is split pretty even between 3 cards. Rates are 10%; 16% and the one I am not paying off with this loan is currenty at 0% until next year but will have it paid off before then. Current Monthly payment: I have been paying $150 on each of the 3 cards I mentioned which is almost double than the monthly minimum payment expected. Expenses: House, car, insurance and utilites total $2,500. My position in the company has risen so I am looking at getting the above paid out much sooner than the time alloted by the loan. The loan amount will allow me to consolidate and manage debt at a lower rate. THANKS!
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. Yes 1,600 per month 2. I have deed 3. Yes, $11,000 4. Appraised 6 months ago $255,000 zillow does not show upgrades (kitchen, landscaping, pool etc) so zillow is $205,555 5. 7 years Thanks for your interest

Member Payment Dependent Notes Series 609489

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609489	$9,900	$9,900	9.99%	1.00%	November 17, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609489. Member loan 609489 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,875 / month
Current employer:	Target	Debt-to-income ratio:	10.72%
Length of employment:	7 years	Location:	MAITLAND, FL

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Looking to get out of the debt accumulated by my now ex-wife :). I have my MBA and have been working in management the last 7 years! I am wanting to pay everything off and move on with my new life!!

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	58
Revolving Credit Balance:	$8,410.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Thank you for asking... I live in a house that is fully owned, thus I have no mortgage or rent. I pay $200 in utilities a month, $400 in food, $150 for cell phone, tv and Internet. My insurance is roughly 2k a year on the house. I have no children of my own but I am in legal custody of my 11 year old niece! I fully own my car, 2005 Toyota, low miles! I am the sole earner and earn roughly $1800 a month in work earnings, then $15k a year for disability from my employer due to doctors restrictions. Once I pay off the joint debt from my ex wife, she will have to pay me permanent alimony of $2100 a month. Hence the importance to pay off the debt quickly!! My main debt is a credit card that has $6200 on it. The interest rate is 22% or so. I also a smaller debt of $1200 on another card... That rate is around the same as the previous. The rest of the money needed from the loan goes to paying off my lawyer. I hope this answers your questions fully. If you should have other questions please don't hesitate to ask!
Target pays you $2k a month for a managment position with an MBA ??	The answer to your question is yes and no. My take home pay after taxes, insurance, social security etc is a little over $1800 a month. I also receive a little over $1250 a month from them for disability for the hours I cannot work. My net take home is around $3100 a month. This does not include any quarterly bonuses. I agree this may see like a low amount of pay for an MBA from an "outside" point if view. Though I only 24 hours a week, get 5 weeks vacation a year, plus an extra 9 days of personal holiday. When I was married this worked well. My wife made over 100k so there was not any need to pursue a higher position. I will receive alimony of $2100 a month (post tax) once all debts incurred from the marriage are payed off. I know all this sounds confusing! The total take home a month will a little over 5k once everything is said and done. I hope I answered what you are looking for without confusing you too much! Let me know if I can answer anything further for you!

Member Payment Dependent Notes Series 609502

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609502	$15,000	$9,450	6.54%	1.00%	November 22, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609502. Member loan 609502 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	boulder police department	Debt-to-income ratio:	5.55%
Length of employment:	8 years	Location:	broomfield, CO

Home town:
Current & past employers:	boulder police department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I plan to use the funds to replace my old roof, to get the home painted and to pay off the last two very small credit cards that I have left. This will add value to my home as well as save me money each month on credit card payments. What makes me a good borrower is that I have very good credit, a stable job, and I have very minimal debt. I currently work in government and have a very stable job. I have been in the same position for 8.5 years and I am in management. My job involves public safety and there is not any risk to downsizing or layoffs like the private sector.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,170.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Can you tell us a little about your plans for the home improvement? Wishing you well.	I am going to use the money to replace my roof and to also get the home painted. My current roof is a wood shake shingle roof that is over 25 years old. I need to replace it prior to winter.

Member Payment Dependent Notes Series 609585

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609585	$10,000	$6,300	6.91%	1.00%	November 19, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609585. Member loan 609585 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	New England Detriot Diesel	Debt-to-income ratio:	19.20%
Length of employment:	8 years	Location:	georgetown, MA

Home town:
Current & past employers:	New England Detriot Diesel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > We are going to put a new roof on the house and replace a carrying beam.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,448.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 609605

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609605	$20,000	$12,725	6.17%	1.00%	November 19, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609605. Member loan 609605 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	City of Fresno	Debt-to-income ratio:	14.26%
Length of employment:	10+ years	Location:	Visalia, CA

Home town:
Current & past employers:	City of Fresno
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > We own the land, building and four delivery trucks free and clear, repaying this loan is easily done with the new dispensers so invest with confidence. Borrower added on 11/10/10 > I have a bottled water business and we deliver five gallon bottles of purified drinking water to homes and offices. We offer the free use of a hot and cold dispenser for orders of (6) five-gallon bottles or more per week. This is very popular with customers and is the primary way we increase our customer base. The money form this loan will purchase hot and cold water dispensers. The cost per dispenser is $106.13, we will purchase just over 180 dispensers. Currently we have 610 dispensers.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,386.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe how you plan to utilize this money in your business?	Thank you for your question. I have a bottled water business and we deliver five gallon bottles of purified drinking water to homes and offices. We offer the free use of a hot and cold dispenser for orders of (6) five-gallon bottles or more per week. This is very popular with customers and is the primary way we increase our customer base. The money form this loan will purchase hot and cold water dispensers. The cost per dispenser is $106.13 or just over 180 dispensers. Currently we have 610 dispensers.

Member Payment Dependent Notes Series 609623

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609623	$15,600	$13,225	8.88%	1.00%	November 19, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609623. Member loan 609623 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	wood group	Debt-to-income ratio:	13.93%
Length of employment:	10+ years	Location:	lake charles, LA

Home town:
Current & past employers:	wood group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > we are very stable people , this is a great investment.... we want to pay our credit card debt off in 5 years rather then forever....we have great credit and have every intention of making our monthly payments... my job is very stable, work offshore fr more than 20 years....... thanks

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$611.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
That's nice, but many of us have seen several "great investments" go right down the tubes. We need to know what you want, why you want it, and what you're going to do to pay us back. To that purpose, I have some questions for you: What are the 5 inquiries on your credit report? Your report shows $611 outstanding revolving balance, and at 12% utilization that equates to a credit line of around $5100 - is this accurate? What debt are you trying to consolidate, and how did you acquire it? If possible, please list outstanding balances and APRs. What steps are you taking to control your spending? If you have a budget, please enlighten us about it. What do you do for the "Wood Group"? Please list your typical monthly expenses (car, mortgage, food, entertainment, utilities, etc). Thanks!!	hi, i totally get what your saying, we have three growing boys , my wife is self employed, she is a nail technician and with the economy the way it is she has lost quite a bit of business... she has had two surgerys this year and it was a litlle tight so we ran up our credit cards... we pay about 550mth on credit cards and they seem to be going nowhere... we have cut them up and plan to live by a cash or nothing motto.... were wanting the loan to make one payment instead of many wth a lower apr and know it will save us money and be paid off in five years...i am an offshore operator on a production platform and make a pretty good living where we shouldnt be in this situation.... our mortgage is 1118.00 mth, cars about 800 we dont eat out cause its to expensive and spent about 400 mth on grocerys... utilities are about 400.... i put 10% in my 401 k every paycheck....i dnt want to have t reduce that.... we are trying to help our future for us and our kids........ thanks!!!
Please list the debt you are planning to pay off (balances and interest rate). Why do you have 5 credit inquiries?	The inquiries are in regard to us shopping for a loan... I have three visas and a few store credit cards. The interest rates range from 14% to 21.9%... the total payoff is 12306.89........

Member Payment Dependent Notes Series 609638

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609638	$22,000	$15,075	9.99%	1.00%	November 22, 2010	November 21, 2015	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609638. Member loan 609638 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Guaranteeins.com	Debt-to-income ratio:	4.84%
Length of employment:	4 years	Location:	Margate , FL

Home town:
Current & past employers:	Guaranteeins.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > My wife and I are very dedicated to keeping good credit scores. We have managed to keep our expenses low other than our cc's which we have built up over the 11 years we have been married. With our expense low and good wages we have plenty of income remaining each month to pay down the debt but we have chosen to focus on building a nest egg and paying smaller payments towards cc's. However, this is causing the balances to remain nearly flat. We would like a fixed rate/payment with a set payoff date. Thank you!

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,495.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Thank you for the questions Answer 1). Mortgage (including taxes & insurance) - $1680 Car (two years remaining on loan, other car paid in full) - $340 Power & water - $250 Cable & Internet - $100 Car Insurance $125 Phone - $80 Food -$400 Gas - $125 Total= $3,100 Answer 2) Wells Fargo CC - $2,500 @ 12% variable Bank of America CC - $14,000 @ 14% variable Citi - $2,500 @ 14% Amex - $2,200 @ 15% Answer 3) Spouse brings in an additional $12,000 - $18,000 per year in income (pre-tax) working part-time while raising newborn full-time.

Member Payment Dependent Notes Series 609649

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609649	$25,000	$25,000	15.20%	1.00%	November 17, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609649. Member loan 609649 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	USAA	Debt-to-income ratio:	19.55%
Length of employment:	4 years	Location:	Cibolo, TX

Home town:
Current & past employers:	USAA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > Our first truck is paid for in full, in service, and providing $3200 monthly. We would like to add a second truck that will have team drivers estimating $6000 a month. We have two experienced drivers ready to begin as soon as the truck is purchased.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	42
Revolving Credit Balance:	$6,151.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you provide more details on the business? Thanks	We run out of San Antonio, TX and have loads that continue for two weeks at a time, unless the drivers want to stay out longer. Each week we have driven at least 3000 miles. The next truck will be a dual bunk allowing for a team, increasing the mileage. Please let me know if there was anything specific you had; I am glad to answer. Thank you
Hello, a couple of questions. What is USAA? What do you do there? Please describe or explain your need for $25000 or the 2nd truck. Thank you and good luck.	USAA provides financial services and insurance to mostly military families. I am a salaried financial planner. My business partner is a paramedic and firefighter. We have started a commercial trucking business. Our first truck was purchased cash and now we would like to purchase the second truck to continue building our business. Thank you.
You initially selected 3-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full? i.e., 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc.	Thank you for your service. We expect to maintain the loan for 2-3 years. With current returns from the business, it realistically could be paid sooner, but as we are building a business it would not be to our advantage at this time to use all cash flow for paying this loan. Thank you.
Can you please give some information on the two recent credit inquiries?	The first was the application for a truck from the dealer, but due to my business partner and I not having our CDL's we were unapproved. I am not familiar with a second inquiry but will be glad to get back to you after checking my report.
Just to clarify from your loan description: are you suggesting the purchase of a 2nd truck will bring in an additional $6000 in monthly cash flow, or will this bring you up to $6000 total? Also, is your personal cash flow sufficient enough to repay your monthly loan repayment of $869 if business takes a downturn? (I hate to a negative question, but one that many investors are probably considering.)	That is correct, the 2nd truck should provide an additional $6k monthly. It's not a negative question, but a business reality. Between my salary and my business partner's salary, we are about to cover the loan without any income from the business.

Member Payment Dependent Notes Series 609725

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609725	$16,750	$14,050	9.62%	1.00%	November 19, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609725. Member loan 609725 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	AT&T	Debt-to-income ratio:	20.45%
Length of employment:	7 years	Location:	Bloomsburg, PA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,721.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is position (Job/What you do) at ATT? You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid off? i.e., 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3 yrs? 1 to 2 yrs? etc.	Hi. I work in management. I plan on keeping it active for the full 5 yrs. Thx Shawn.
Lending Club lists your revolving credit balance as $9,721, but your loan application is for $16,750. How will the difference be used? Please list the balances and interest rates of the cards to be repayed with this loan. Thank you.	Hi. I am not sure why it only shows 9000+. I will be using all the $ for cc consolidation.
Approx. what are you currently paying per month on these debts ?	More than what I would be paying lending club. Much better interest. :)
What are you currently paying per month to each of these creditors? Also, could you list what you owe to each creditor and the interest rate for these creditors? Thanks!	Hi. I am paying just under $600 per month. I have 6 different accounts. The interest rate for each account is over 15% and goes as high as 30%. I have never been late on a payment in my life and the interest rates keep going up. Thx for the question. Shawn

Member Payment Dependent Notes Series 609784

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609784	$15,000	$15,000	9.62%	1.00%	November 19, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609784. Member loan 609784 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,600 / month
Current employer:	Rillago Home Health Services	Debt-to-income ratio:	1.08%
Length of employment:	2 years	Location:	Hialeah, FL

Home town:
Current & past employers:	Rillago Home Health Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I am looking to purchase a 2006 Audi A3 from a private owner. I have always made my payments on time and have very little debt. Any questions please feel free to ask. Thanks for your help!

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$679.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	I have no mortgage as I currently rent. My portion of the rent payment is $500. Utilities, phone, cable, food, and other expenses are about $300-$400. I only pay about $40 a month for debts as my credit cards are almost paid in full ($680 balance).
What is your position (Job/What you do) for employer? You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid off? i.e., 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3 yrs? 1 to 2 yrs? etc.	I am a manager and have been employed almost 3 years with good job security. I plan on paying the loan off anywhere from 3-5 years.
What do you do at your job? How much do you owe on your house, and what is it worth....check zillow.com if unsure.	I am a Manager at my employer. I do not own a home but currently rent. My portion of the rental payment is $500. Thank you.
what do you do for your employer?	I am a Manager for all of our in home caretakers for seniors.

Member Payment Dependent Notes Series 609790

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609790	$12,000	$7,800	6.91%	1.00%	November 19, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609790. Member loan 609790 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	CFO Tools Inc	Debt-to-income ratio:	9.17%
Length of employment:	6 years	Location:	Gilroy, CA

Home town:
Current & past employers:	CFO Tools Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	4
Revolving Credit Balance:	$9,268.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609795

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609795	$24,000	$24,000	21.14%	1.00%	November 17, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609795. Member loan 609795 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	General Motors	Debt-to-income ratio:	12.92%
Length of employment:	10+ years	Location:	Center Line, MI

Home town:
Current & past employers:	General Motors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > Funds to be used for General Motors IPO purchase Borrower added on 11/08/10 > NOTE: Commitment of funds required by Nov. 11 to place order in for GM IPO pre-market issuance of stock (anticipated to be much lower than the market opening price). Borrower added on 11/10/10 > General Motors posted a $2 Billion Q3 profit! Borrower added on 11/13/10 > IMPORTANT CLARIFICATION: The Nov. 11th date referenced above was only the date for the commitment of # of shares to be purchased (not payment). Borrower added on 11/15/10 > THIS WILL EXPIRE NOV. 17 (NOON) - REQUIRE FUNDS FOR PRE-MARKET GM IPO AT THAT TIME. (GM shares to hit the market Nov. 18)

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,324.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have plans to buy a house in the foreseeable future?	Perhaps in a couple of years.
When exactly does this IPO become available on the open market?	I believe it becomes available to the open market during the week of Nov. 15 (not quite sure of the date). I have received notification that my pre-market order must take place prior to Nov. 12 via the General Motors Company Directed Share Program through Morgan Stanley Smith Barney - I am a GM salary employee.
You have excellent idea buying NEW GM IPO stock. You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full?, i.e., 5-yrs? 4 to 5 yrs? 3 to 4 -yrs? 2 to 3 yrs? etc. Thanks for reply. USMC-RETIRED Lender 505570	The strategy for a 5-year loan repayment term is to keep the monthly payments low. I realisticly anticipate payment in full much sooner then that but it is dependent upon how the GM stock performs, economic & market conditions. All of the trends at this point look quite positive and should remain on an up slope. Based on these factors, a paid-in-full 2 to 3 year scenario appears feasible.
In your repsonse to USMC-RETIRED question you state - "The strategy for a 5-year loan repayment term is to keep the monthly payments low. I realisticly anticipate payment in full much sooner then that but it is dependent upon how the GM stock performs, economic & market conditions" Your response makes it sound as if you're taking out a lona to purchase the newly issued gm stock, and you plan to pay back the loan with the sale of the newly issued gm stock? Is this correct?	The payment plan on the loan is independent of any stock sale, however, if any large winfall results through the increase of the GM stock price, portions of that could be used to help pay off the loan.
Do you really believe that GM shares will deliver 21% annal return (your interest payment) on your investment?	I believe that GM shares will deliver beyond a 21% annual return. The following factors lead me to believe this:1) I have the opportunity to get in on the IPO before the shares hit market which I believe will result in a initial profit. 2) We are just beginning to get out of the recession (don't believe a double dip will happen) 3) GM has an extremely exciting and aggessive future product line up - Volt to be launched next month (as only 1 example) 4) GM has a cleaner balance sheet then Toyota or Ford as the result of their bankrupcy proceedings (Ford shares closed at $16.07 Tuesday - they were at around $2.50 in Jan.'09.)
Will your shares be restricted in any way or will you be able to sell them immediately and at any time you wish?	I have no restrictions, but have no intention to sell them immediately.
If the funds you need for the IPO are needed by the 11th, the money from this loan won't be available to you in time. How does that factor into your plans? Can you place your order without having the cash on hand to pay for it immediately?	The "commitment" for funding is required by the 11th i.e. the maximum number of shares I am interested in purchasing.
Today's date is 11/12/10, are you still interested in getting the loan from LendingClub?	YES! My comittment for the # of shares I was interested in purchasing was only due on Nov. 11.
What do you do at GM?	I am an Engineering Group Manager in Global Adavanced Vehicle Product Development.

Member Payment Dependent Notes Series 609821

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609821	$18,000	$11,225	6.54%	1.00%	November 23, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609821. Member loan 609821 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,250 / month
Current employer:	Cerner	Debt-to-income ratio:	10.72%
Length of employment:	6 years	Location:	Olathe, KS

Home town:
Current & past employers:	Cerner
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > This will pay off all the wonderful things I had to have. NOT... 18K of lessons learned. Borrower added on 11/16/10 > This is the last step to having everything in place to be dept free in 36 months or less. Thanks for helping this along.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69,891.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Cerner and what do you do there?	Cerner is a Medical Software development company and service provider. I work for CernerWorks which does remote hosting of this software. I build all the Citrix and windows based servers for our solutions here. Also do client workshops and training for access and management of CernerWorks hosted systems. Please let me know if you have any more questions. Cerner Stock looks good also so take at www.cerner.com

Member Payment Dependent Notes Series 609824

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609824	$4,000	$4,000	6.91%	1.00%	November 17, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609824. Member loan 609824 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	parsonskellogg	Debt-to-income ratio:	8.16%
Length of employment:	2 years	Location:	Pawtucket, RI

Home town:
Current & past employers:	parsonskellogg
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,541.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. Describe your role at Parsons Kellogg. 3. List the principal and the interest rate of each loan to be consolidated by this Lending Club loan. 4. Identify the one credit inquiries shown as occurring in the last six months. Thank you in advance for your response.	1 - Monthly expenses: rent - $750.00 utilities - $70.00 Credit Cards - $300.00 loan - $60.00 cell phone - $80.00 cable - $55.00 ---------------------------- 2 - Web specialists at a branding company, work for the creative team, develop and maintain on line stores for various high profile clients. 3 - $2100 int rate 8.00 $900 int rate 12.99
Has the way you use credit cards changed over time? If so, please explain.	My method and/or routine of using my credit cards has been stable for the past 12 years however, fluctuating high interest rates tend to be an obstacle in maintaining a low balance in the past two years. Condensing my balances with a steady reasonable APR and closing a card will prove more efficient to my monthly budget.

Member Payment Dependent Notes Series 609877

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609877	$10,000	$6,925	6.17%	1.00%	November 22, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609877. Member loan 609877 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Altec Environmental Products LLC	Debt-to-income ratio:	10.70%
Length of employment:	5 years	Location:	Gastonia, NC

Home town:
Current & past employers:	Altec Environmental Products LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > I would like to refinance to a lower interest rate. This will not only drop my monthly payment, but also shorten my repayment time. Borrower added on 11/13/10 > I am an engineer that has been with my current company for nearly 5 years. My wife also works full time for a second income source. We fully plan on paying this loan back ahead of the 5 year scheduled term.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$714.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 609885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609885	$10,000	$10,000	16.32%	1.00%	November 17, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609885. Member loan 609885 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,060 / month
Current employer:	United States Army	Debt-to-income ratio:	15.78%
Length of employment:	7 years	Location:	Buffalo, MN

Home town:
Current & past employers:	United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > Thank you for your support Borrower added on 11/05/10 > Personal moving loan.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	48	Months Since Last Delinquency:	14
Revolving Credit Balance:	$1,791.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you provided Lending Club with your new address and related contact information?	I have not moved yet. Moving in December keeping same bank account and will notify Lending Club of my new address once I move and approved for the loan.
Two questions: (1) U S Army Rank Pay Grade? ETS is when? and (2) You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks. USMC-RETIRED Lender 505570	Pay Grade E-7, I reinlisted indefinate. Not sure how long i will take to pay off loan. Will make minimum monthly payments for now.
What relocation expenses do you expect to have beyond those paid by the military? Which do you plan to cover with this loan?	This is a voluntary move that military wont pay.
Please explain the 3 delinquencies shown on your credit report in the last 2 years.	Was in Iraq and went through a divorce and went through a short sale on the house.

Member Payment Dependent Notes Series 609897

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609897	$25,000	$15,725	10.36%	1.00%	November 22, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609897. Member loan 609897 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Unilever	Debt-to-income ratio:	18.86%
Length of employment:	10+ years	Location:	Sunnyvale, CA

Home town:
Current & past employers:	Unilever
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I have been at the same job for 25 year. Borrower added on 11/15/10 > With my wife income our house hold income is $7910.00 mouth. Borrower added on 11/17/10 > The only way I can do this is with you! It will get paid back. I'm not a high risk. I believe in paying what I owe. I just wanted all my eggs in one basket and make things a litlle easier. God Bless

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	37	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,999.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments on the debt you intend to consolidate with this loan. thanks!	I giving you a total amount $21,600 and we pay $1200 or more and the rates are from 19% to 23%.

Member Payment Dependent Notes Series 609935

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609935	$12,000	$12,000	17.06%	1.00%	November 18, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609935. Member loan 609935 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	American Girl Place	Debt-to-income ratio:	4.39%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	American Girl Place
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Thanks for investing in me. You are truly making my May wedding a success. Thank You :)

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	29
Revolving Credit Balance:	$1,866.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609955

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609955	$12,000	$8,025	5.79%	1.00%	November 22, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609955. Member loan 609955 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	SHEEHY FORD	Debt-to-income ratio:	12.82%
Length of employment:	10+ years	Location:	Midlothian, VA

Home town:
Current & past employers:	SHEEHY FORD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > WANT TO PAY CREDIT CARDS OFF AND PUT THEM AWAY Borrower added on 11/05/10 > looking to pay off credit cards Borrower added on 11/15/10 > trying to cut my payments down to one instead of 4 make it easier to pay off what you owe I did fax over my w2 forms and my pay check stub to prove my income thanks. Borrower added on 11/19/10 > if you look at my credit history it want be a problem repaying the loan back and will probably pay it back early so hopefully you all will realized that i am a good candidate for this loan thanks.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,137.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list your credit card balances and interest rates being paid on them......thanks in advance	capital one master card balance is 5935.50 interest rate for a year 0% american express balance is 3205.91 interest rate around 17% and chase visa card 2461.47 interest rate around 18%

Member Payment Dependent Notes Series 609990

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609990	$12,000	$12,000	10.36%	1.00%	November 18, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609990. Member loan 609990 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Cobb County Kia	Debt-to-income ratio:	20.29%
Length of employment:	4 years	Location:	Kennesaw, GA

Home town:
Current & past employers:	Cobb County Kia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > Loan for business equipment and to payoff credit cards

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,835.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 610015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610015	$10,000	$10,000	21.14%	1.00%	November 17, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610015. Member loan 610015 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	milton ruben	Debt-to-income ratio:	16.33%
Length of employment:	2 years	Location:	waynesboro, GA

Home town:
Current & past employers:	milton ruben
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,864.00	Public Records On File:	1
Revolving Line Utilization:	78.50%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Type your answer here.i sell cars chevy,dodge.chry,jeep.toyota and preowen
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Type your answer here. i faxed and they have it
Since this is a debt consolidation loan, please list each debt you have (type, amount, and APR) and indicate which you will or will not consolidate with this loan. Thank you!	the ones that i want to pay off with the 23,750 loan are cap one 5,000 / chase 4,700 / sterlingfi 3,800 / cap one 3,000 / sterlingfi 2,500 / target n.b. 1800 / citgo/cbsd 1,500 / hsbc 1,400 / these are revoling with a compounding intrest and by paiing this off iam saving moneying. the apr on t5hese are 21.99 .thank you
What was the reason for the public record 9.5 years ago? Did you declare bankruptcy, have a lien or judgement against you, or an account go into collection?	it was that i was in the car business when 911 happen the car business had gotten very slow and i fell behind and could not get cought up so i filled chapter7
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Type your answer here. after talking with them this is the right amount
Could you please explain in more detail about the "new beginning" that you had titled?	well they had ask to name my loan so i did it means that when i got the loan of 24,250 i will pay of my bills and save money doing that and i will be able to pay this loan off less then 3years and then i will be out of debt then i can start investing some money.

Member Payment Dependent Notes Series 610027

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610027	$22,750	$13,850	6.91%	1.00%	November 22, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610027. Member loan 610027 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Atlantic Realty Development Corporation	Debt-to-income ratio:	19.37%
Length of employment:	1 year	Location:	MORGANVILLE, NJ

Home town:
Current & past employers:	Atlantic Realty Development Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	32
Revolving Credit Balance:	$25,388.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
oops, we need more info on why lenders can trust you to get one's money back.	My credit score is Excellent, and my history is flawless. I have no problem in paying both the principal and interest even today, I am simply trying to consolidate it to make it more manageable so that I make only one payment. I have never been late in making payments in the past, and will continue to be diligent about making any debt payments in the future. Thanks.

Member Payment Dependent Notes Series 610052

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610052	$7,800	$6,550	10.36%	1.00%	November 22, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610052. Member loan 610052 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:	Colorado State University	Debt-to-income ratio:	4.82%
Length of employment:	10+ years	Location:	Fort Collins, CO

Home town:
Current & past employers:	Colorado State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > Want to consolidate credit cards. Borrower added on 11/05/10 > Need to consolidate credit cards.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	11
Revolving Credit Balance:	$6,821.00	Public Records On File:	1
Revolving Line Utilization:	47.70%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 610073

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610073	$4,750	$4,750	12.98%	1.00%	November 17, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610073. Member loan 610073 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,700 / month
Current employer:	Samuel French Bookshops Inc	Debt-to-income ratio:	23.29%
Length of employment:	3 years	Location:	sherman oaks, CA

Home town:
Current & past employers:	Samuel French Bookshops Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > Looking for a loan to consolidate credit/legal debt.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	28
Revolving Credit Balance:	$4,310.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 610101

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610101	$20,000	$20,000	19.29%	1.00%	November 22, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610101. Member loan 610101 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,033 / month
Current employer:	US Army	Debt-to-income ratio:	12.46%
Length of employment:	8 years	Location:	Ewa Beach, HI

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > I plan to use the funds to consolidate all current debt.. I am in the service and have very stable income.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	16
Revolving Credit Balance:	$9,441.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each debt you have (type, amount, and APR) and indicate which you will or will not consolidate with this loan. Thank you!	I plan to pay off two credit account Miltary Star Chase This will help me consolidate these acounts into one lump sum...and help a little with money to fly home prior to Afghanistan next year. Thanks
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan. Thanks!	Sent income verification.
Please detail APR and amount of credit cards.	I was training in the field, did not have PC access, and thought I had set up auto pay for electric co.
Two questions: Current US Army Rank? Pay Grade? ETS is when? a-n-d You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrts? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thnaks USMC-RETIRED Lender 505570.	Current Rank is SFC, ETS is JUN 14, i am not INDEF, possibilty I may repay loan in lump sum between 2-3 years
Please contact Lending Club at (support@lendingclub.com) to verify your income, and I will be happy to help fund your loan. Thanks!	INCOME VERIFIED
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	INCOME VERIFIED
Thanks for your service!! I will help with your loan.	Thank you!
What were your delinquencies about?	Failure to set up auto pay while training

Member Payment Dependent Notes Series 610148

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610148	$25,000	$16,300	17.43%	1.00%	November 22, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610148. Member loan 610148 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	n/a	Debt-to-income ratio:	24.87%
Length of employment:	2 years	Location:	Little Rock, AR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > My credit score is rated good. I pay my creditors on a timely basis and there are no delinquencies on my credit report. My employment is stable. My monthly income is in excess of my expenses, and such income will continue to be so even with this loan. I have the ability to pay this loan on time each month within the five (5) year loan period. Thank you for your consideration. Borrower added on 11/19/10 > Thanks to all of the investors who have provided funding for my loan request!

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,557.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
you have a lot of revolving debt. is any of that a heloc. what are the rates you pay. why are you behind in your self employment taxes. sounds like a tickig time bomb.	My debt does not include a home equity line of credit. I am in the process of down sizing, and I am preparing my home for sale. It will be ready to list within one to two weeks. I have one mortgage only on my home. After my home sells, I will be moving to an apartment and the rent will be approximately $500.00 less each month. In addition thereto, I am searching for part-time work for nights and weekends as a decorator. I have begun advertising. In fact, I am meeting with a client today. Any monies I receive from my part-time work will also be used to reduce my revolving debt. I have been self-employed for one and one-half years only, and I incorrectly calculated the amount of self-employment taxes I would owe. This loan will help me get back on track with my taxes. Thank you for your consideration.
what do you do? What are your chances your monthly income will change?	I am an attorney and I have been self-employed for one and one-half years. There are three of us in the partnership, and I was fortunate enough to become partners with an attorney who has been practicing law in excess of twenty-five years. As a result, we have an established client base (businesses) with retainer agreements which provide a steady income each month. In addition thereto, we have clients that we provide services to each month at an hourly rate. We also have clients that we provide services to based upon a contingency fee. It is anticipated that my future income will increase based upon several projects we are currently involved in that will result in contingency fees being paid to us during 2011 and 2012, which will result in income over and above our retainers and hourly work. Thank you for your consideration.
RE: "we have an established client base (businesses) with retainer agreements which provide a steady income each month" - how much of this established business belongs to your 25-year-in-practice partner, and how much if any comes to you (the amount to you in dollars, please). in terms of your contingency practice, what kinds of cases (please be specific -- med mal vs. PI, for example, is importnat due to high costs and low win-rate of former, and decent settlement rate of latter, etc.).	Type your answer here. I submitted my answer earlier, however, the question is still being shown as not answered. Please verify that my answer was received or if I need to resubmit. Thank you.
Please [re]submit your answer to the question regarding how much of the established retainer-based clientele belongs to you [vs your partner] and what kinds of contingency cases you take. thanks	There are three of us in the firm. I am a one-third owner and receive one-third of all profits regardless of the source of those profits. During 2010, I will gross approximately $125,000.00. Of that amount $54,000.00 is based upon the established clientele. The remaining monies have come from clients (businesses) who are charged hourly, probate matters and contingency (personal injury) cases and breach of contract cases resulting in settlement. We do not handle medical malpractice. Our contingency cases that should settle in 2011 and/or 2012 are personal injury cases which have clear liability and damages and breach of contract cases. Thank you for your consideration.

Member Payment Dependent Notes Series 610211

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610211	$25,000	$18,425	15.95%	1.00%	November 22, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610211. Member loan 610211 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Pro Pacific Pest Control	Debt-to-income ratio:	11.46%
Length of employment:	7 years	Location:	Vista, CA

Home town:
Current & past employers:	Pro Pacific Pest Control
Education:

This borrower member posted the following loan description, which has not been verified:

I am expanding a Pest Control Business. We have been in business since 1998. I currently have 28 employees. We have recently signed contracts as sub-contractors for another major pest control company in the area as well as with a major convenience store and gas station brand. In addition, last January we hired three people full time as a marketing department. They have worked for the past 10 months building our online presence and developing new forms of print advertising for us. We initially made this move in order to take us away from yellow page advertising. It has been incredibly successful this past year however, to the extent that we estimate we were understaffed by 25-40%. We are expanding our business to meet the demand that we have had this past year as well as to meet the additional demand which these new relationships (contracts) will have. We are financing most of the expansion ourselves but are looking for additional funds to bridge the gap. We currently have approximately $150,000 in existing debt. To put that debt in perspective, our gross sales for 2010 will be in excess of $2.4M. Our profit margin is approximately 9% currently. Please feel free to ask any additional questions.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$330.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information about your small business and planned use of the loan proceeds.	I am President and 50% owner in a local pest control business servicing Orange, Riverside, and San Diego Counties in Southern California. We are a type s corporation registered in Nevada and registered and in good standing with the California Secretary of State. Since 2003 we have taken the business from a gross annual sales revenue of $400k to what will be a little over $2.4M in 2010. In the past year we have improved our sales and marketing more than in any one year in the past. Our marketing and sales left us understaffed and incapable of servicing all of the opportunities for new work we had this past year by an estimated 30-40%. In addition, we have secured two new contracts to provide specialty pest control services for two large clients in 2011 and beyond worth an estimated $400k alone, annually. In order to service the additional work we need to hire some additional 14 people (2 office personnel and 12 in the field). We also need to purchase an additional 10 vehicles and outfit them. We currently have 31 employees and 21 vehicles. We are able to finance most of the expansion ourselves but are looking for additional financing to close the gap. We have a timeline in place which designates the hiring dates of the new employees as well as the dates by which the vehicles need to be equipped and ready to go. This timeline has already begun and all vehicles and personnel need to be in place by late April. The largest single expense we will incur is the labor and payroll expense associated with finding, hiring, and most especially training the new employees. If you have more specific questions, please feel free to ask them as I am more than willing to answer. Thank you.
Purpose of the loan?	Business expansion. Please see the previous question and answer for more detail. Thank you.
Can you explain what business you plan to expand, and what that expansion will involve? Also, please list all outstanding debts. Thanks	I have actually answered the first two questions more than once. I am not sure why they are not posting. I will try again. I am expanding a Pest Control Business. We have been in business in southern California since 1998. I currently have 28 employees. We have recently signed contracts as sub-contractors for another major pest control company in the area as well as with a major convenience store and gas station brand to service all of their southern California locations. In addition, last January we hired three people full time as a marketing department. They have worked for the past 10 months building our online presence and developing new forms of print advertising for us. We initially made this move in order to take us away from yellow page advertising. It has been incredibly succesful this past year however, to the extent that we estimate we were understaffed by 25-40%. We are expanding our business to meet the demand that we have had this past year as well as to meet the additional demand which these new relationships (contracts) will have. We are financing most of the expansion ourselves but are looking for additional funds to bridge the gap. We currently have approximately $150,000 in existing debt. To put that debt in perspective, our gross sales for 2010 will be in excess of $2.4M. Our profit margin is approximately 9% currently. Please feel free to ask any additional questions. Please also be aware that I am interested in obtaining these funds and will answer any questions. I am not sure why my first two answers have not posted but hope this does. Thank you.
No answer from you = no funding from me	I have actually answered the first two questions more than once. I am not sure why they are not posting. I will try again. I am expanding a Pest Control Business. We have been in business in southern California since 1998. I currently have 28 employees. We have recently signed contracts as sub-contractors for another major pest control company in the area as well as with a major convenience store and gas station brand to service all of their southern California locations. In addition, last January we hired three people full time as a marketing department. They have worked for the past 10 months building our online presence and developing new forms of print advertising for us. We initially made this move in order to take us away from yellow page advertising. It has been incredibly succesful this past year however, to the extent that we estimate we were understaffed by 25-40%. We are expanding our business to meet the demand that we have had this past year as well as to meet the additional demand which these new relationships (contracts) will have. We are financing most of the expansion ourselves but are looking for additional funds to bridge the gap. We currently have approximately $150,000 in existing debt. To put that debt in perspective, our gross sales for 2010 will be in excess of $2.4M. Our profit margin is approximately 9% currently. Please feel free to ask any additional questions. Please also be aware that I am interested in obtaining these funds and will answer any questions. I am not sure why my first two answers have not posted but hope this does. Thank you.
What is your position at Pro Pacific Pest Control?	Im sorry. I have tried to answer your question twice but have received emails back from lending club stating that my answer violates a policy of lending club. The answer will not post so I am afraid I cannot answer your question.
What is it you plan on using the requested funds for?	We are expanding our business. Most of the expansion is already paid for. These funds will be used primarily to bridge the gap in new personnel being hired and trained prior to next April.
Investors will be more confident about funding your loan if your income was verified. Please call Lending Club for the procedures and expedite their completion.	I spoke with lending club today regarding income verification. I have sent all documents and they assured me that my income is verified. If this is not showing on my profile, please let me know. Thank you
As of 528pm here on the west coast, there is no green check mark by your income/month that would indicate Lending Club has verified your income.	I have contacted Lending Club regarding the income verification. I am waiting to hear back from them. I submitted all of the information necessary to verify income over a week ago. Please let me know if the status changes and keep me in mind for funding. Thank you.
I am always interested in helping to fund small business expansion loans because they create much needed jobs. America needs many more jobs. You initially selected 3-years for loan repayment term. In YEARS, How long do you realistically anticipate to service (keep active) this loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? etc. Thanks Lender 505570 USMC-RETIRED	We will most likely pay the loan in full in less than 18 months.

Member Payment Dependent Notes Series 610240

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610240	$12,000	$12,000	16.69%	1.00%	November 22, 2010	November 20, 2015	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610240. Member loan 610240 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	MP Nexlevel	Debt-to-income ratio:	20.94%
Length of employment:	10+ years	Location:	Manhattan, KS

Home town:
Current & past employers:	MP Nexlevel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I am interested in how the investing works on the loan process with future applicants that are applying for loans? Borrower added on 11/16/10 > I appreciate the funding from all of the investors that are working with me on my personal loan. This is really going to help my wife and I to get a stronger handle on our future expenses. Thank you all so very much.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	20
Revolving Credit Balance:	$224.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club! Since this loan is for relocating, have you provided Lending Club with your new address and related contact information?	I spoke with a representative from Lending Club over the phone to give them the new address I am planning on moving to. Yes, Lending Club is aware of my plans for moving and relocating. I will be contacting Lending Club over the phone, as soon as my laon account gets up closer to the amount that I am requesting to barrow from Lending Club.
You entered confusing narrative. Are you just "window shoping" to learn how LC P2P process works? (which is waste of lenders time) or Are you actually trying to obtain a Moving-Relocation loan? If latter is case, Is it a Local Move? Are you keeping same employer? Need more details.	I am trying to obtain a Moving-Relocation loan. Yes, it is a local move. I am keeping the same employer, with no intentions to leave them. I have been with the company since 1995 and continue to give them a 100% honest days work since the day I was hired in. I enjoy going to work everyday to set goals and meet them in a safe and productive matter. I apologize for the confusing narrative post. I am not window shopping, but am interested in learning the best investment options to invest for my young children and their education.

Member Payment Dependent Notes Series 610263

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610263	$20,500	$15,500	16.69%	1.00%	November 22, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610263. Member loan 610263 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	TD Bank	Debt-to-income ratio:	23.30%
Length of employment:	9 years	Location:	Howard Beach, NY

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > This loan is to pay off some credit card debt that incurred from infertility medical expenses.My health insurance now covers infertility so I do not need to use my funds to fund my building family. I own my own home with no mortgage but can't take a home equity because of property is a 1 family used as a 2 family and banks won't lend b/c of zoning. I know because I am a loan officer for a bank for over 9 yrs, The bank is very stable, recently merged with a large Canadian bank. If I did a debt to income calculation for this my ratio would be around 45% after all the pay offs, not including my wife's income, so this would be a easily paid back loan..

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,983.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts (amounts) you are carrying plus your wifes income. Is she carrying her own debt?	Sure.. My wife's income is $45,000 annually, medical assistant for 10 yrs.. The cards we are paying off are as follows: Chase:$13,000; Chase $2000, Discover 4500, Chase $1000. So I am perfectly honest, we have additional about $2000 in balances on store cards, but those get used in December, paid by the following Nov, every yrs.. let mknow if you have any other questions.Thanks
Thanks. I just threw a few dollars your way. In my opinion this loan looks like a no brainer. Ability, stability, and a clean record of repayment showing a willingness to pay. Good luck to you.	Thank You.. much appreciated..
You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	Realistically, I don't see this paid off earlier than 4.5-5 yrs. If I wasn't planning for a family, I would have chosen 3 yrs. Actually I wouldn't have this debt otherwise. But I wanted to make sure I had enough liquidity as possible with funds. So I wanted the lower payment. I hope this made sense and a difference. Please let me know if you have any more questions. Thank you

Member Payment Dependent Notes Series 610287

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610287	$20,000	$15,100	6.91%	1.00%	November 22, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610287. Member loan 610287 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,692 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	15.04%
Length of employment:	8 years	Location:	WESTMINSTER, CO

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I plan to use the funds to consolidate debt and eliminate credit cards. My job is very stable in the health care field and my credit is excellent. My salary and credit history makes me an ideal borrower.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,611.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Kaiser Permanente?	Chief Pharmacist

Member Payment Dependent Notes Series 610311

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610311	$20,000	$14,875	6.91%	1.00%	November 22, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610311. Member loan 610311 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,208 / month
Current employer:	Denver VA Medical Center	Debt-to-income ratio:	15.16%
Length of employment:	3 years	Location:	WESTMINSTER, CO

Home town:
Current & past employers:	Denver VA Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I plan to use the funds to consolidate debt and eliminate credit cards. My job is stable in health care and my credit is excellent which makes me an ideal borrower.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,965.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Denver VA Medical Center?	I work in the Medical Intensive Care Unit as the Clinical Pharmacy Specialist

Member Payment Dependent Notes Series 610327

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610327	$13,000	$10,500	6.91%	1.00%	November 22, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610327. Member loan 610327 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Precision Castparts Corporation	Debt-to-income ratio:	3.40%
Length of employment:	4 years	Location:	PORTLAND, OR

Home town:
Current & past employers:	Precision Castparts Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > Loan is to pay off one car loan at $12100 and one credit card at $400. The total I actually need then is $12500, however $13000 is the amount that got me an offer. $500 would be paid back immediately. Current car payment is $340/month and credit card payment is $25 a week. The $400/month payment is less than what I currently pay. I have good credit with no defaults on my record.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$387.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Precision Castparts Corporation?	I am a NDT inspector.

Member Payment Dependent Notes Series 610331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610331	$5,000	$5,000	9.99%	1.00%	November 18, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610331. Member loan 610331 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	Toray Carbon Fibers America, Inc.	Debt-to-income ratio:	4.24%
Length of employment:	10+ years	Location:	Trinity, AL

Home town:
Current & past employers:	Toray Carbon Fibers America, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,682.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Toray Carbon Fibers America, Inc.?	I am a quality Lab technican I test the end product for physical properities to ensure that it meets the standards set for it.

Member Payment Dependent Notes Series 610353

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610353	$11,200	$7,225	6.17%	1.00%	November 22, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610353. Member loan 610353 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	SimplexGrinnell	Debt-to-income ratio:	10.78%
Length of employment:	6 years	Location:	Wood Dale, IL

Home town:
Current & past employers:	SimplexGrinnell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > I have been a member of the Lending Club community since December 2008 as a lender. I am looking to refinance my three credit cards so that I have one payment and a lower interest rate. I am opting for a 60 month loan to keep the monthly payment reasonably low, but anticipate paying the loan off sooner (42-48 months). I am a great candidate because I have always paid my bills on time and have never missed a payment. I take pride in having a great credit history record. Unfortunately, with recent unforeseen expenses I had to use my credit cards instead of digging into my savings. I have no problem making payments on these cards, as I pay WELL over the minimum payment. I'm just tired of paying high interest rates on my balances (11.24%, 13.24%, & 18.99%). Please feel free to ask any questions. I hope to answer any questions you may have. Thank you.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,290.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 610373

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610373	$10,000	$10,000	5.42%	1.00%	November 22, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610373. Member loan 610373 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	State of South Dakota	Debt-to-income ratio:	18.52%
Length of employment:	6 years	Location:	Volga, SD

Home town:
Current & past employers:	State of South Dakota
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > I have a credit card that is at 29%, and despite good credit, the card company won't lower my rate. I will use this loan to pay off that card. The payment amount is just about the minimum required on the card and I will have no problem making the payment. The card is in my name only, so I have not included my spouse's income in my data. Thank you in advance for your help. Borrower added on 11/07/10 > Correction: the other amount of our credit card debt will be paid off in March 2011 not March 2012 as stated above. Borrower added on 11/16/10 > I though I'd add a little more personal information. I have been seeing lower rated but higher interest loans getting funded a little quicker than this one. I can see that investors would want to get the best interest rate possible with the lowest risk, so to help in the decision I though I'd provide a little more information. I grew up on a small family farm, am a former Marine, and served in the 1970's. I went to school on the G.I. bill, and my wife and I both worked to support our young family. We are grandparents now (boy is that fun!) and trying hard to still help our family while making responsible fiscal decisions for ourselves. I hope you will consider helping to fund this loan so we can pay off this high interest credit card. Thanks!

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1981	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,646.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of South Dakota?	Hi CriticalMiss. Thanks for the question. I am a teacher. My job is very stable.
Hello. Your revolving credit balance is $14,646. Are you doing anything to limit future debt? Wishing you well.	Hi Friend Indeed. I have been paying down debt for about 1 1/2 years. The other amount that I did not include in this loan, is another credit card with a much lower interest rate. With snowball payments and 2011 tax return it should be paid off in March 2012. We are using a budget and limiting spending. Thanks for your question.

Member Payment Dependent Notes Series 610497

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610497	$24,000	$15,675	10.36%	1.00%	November 22, 2010	November 20, 2015	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610497. Member loan 610497 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Boeing Company	Debt-to-income ratio:	23.51%
Length of employment:	10+ years	Location:	Saint Peters, MO

Home town:
Current & past employers:	Boeing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > Pay credit cards down Borrower added on 11/06/10 > Pay down credit cards, and stop juseing them Borrower added on 11/06/10 > My credit score is good 700 plus, i have always paid my bills on time. just need a fixed rate to pay off credit cards. Borrower added on 11/08/10 > Been on the same job for 30 years, want to pay down credit cards before i retire Borrower added on 11/14/10 > dont look like my loan will be funded, just want to say thanks to the people who wanted to help, sorry i couldnt make you money and at the same time help myself pay off bills.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1975	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,803.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Boeing Company?	Type your answer here. Fire Inspector
You initially selected the 5-years term for loan repayment. In YEARS, How long do you reaslistically anticipate to service (keep active) this loan before it is paid in full? i,e., Full 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3-yrs. 1 to 2-yrs? etc.	more than likely when i retire in 23 months,I want to be debt free then.

Member Payment Dependent Notes Series 610523

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610523	$6,000	$6,000	5.79%	1.00%	November 17, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610523. Member loan 610523 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Immigration & Customs Enforcement	Debt-to-income ratio:	10.15%
Length of employment:	10+ years	Location:	Perth Amboy, NJ

Home town:
Current & past employers:	Immigration & Customs Enforcement
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,103.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Immigration & Customs Enforcement?	I enforce federal immigration laws.
What is the $76k revolving credit balance? Is the 6000 meant to offset only part of it? What were the 2 recent credit inquiries? Are you seeking loans in other places?	I have a 2nd mortagage where I owe approximately $59,700. The rest is a credit card balance which I would like to partially offset.
What is the amount of your home equity loan? Thanks	$59,700.00

Member Payment Dependent Notes Series 610524

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610524	$20,000	$12,125	6.17%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610524. Member loan 610524 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Nestle Purina	Debt-to-income ratio:	12.51%
Length of employment:	10+ years	Location:	fitchburg, WI

Home town:
Current & past employers:	Nestle Purina
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,841.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 610525

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610525	$8,000	$8,000	6.54%	1.00%	November 22, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610525. Member loan 610525 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Scripps Florida	Debt-to-income ratio:	9.66%
Length of employment:	5 years	Location:	North Palm Beach, FL

Home town:
Current & past employers:	Scripps Florida
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > I will use this money to pay off some credit card debts I have incurred paying for education expenses and helping out my mom.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,735.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Scripps Florida?	I am a biochemistry researcher working on autoimmune disease.
Please list for every debt you have (credit card, car loan, mortgage, student loan, medical and so on) the amount, interest rate, and the amount you pay each month. And, precisely what will you do with this loan? And, has the way you use credit cards changed over time?	I will use this loan to pay off a credit card that is currently at a 20% interest rate. I paid off my car this year and do have a mortgage at 5% (the payment with taxes and insurance included is almost the same as I was paying in rent so it made sense for me to buy in the current market). I have some other credit cards at much lower interest rates than this loan so paying off the higher one with this money will help me to pay back my debt faster. I use my credit cards much less than I used to and as you can see from my credit score I have been very responsible in making all my payments on time.

Member Payment Dependent Notes Series 610537

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610537	$10,750	$10,750	15.20%	1.00%	November 22, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610537. Member loan 610537 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	angle eye care	Debt-to-income ratio:	24.03%
Length of employment:	2 years	Location:	ROSEVILLE, CA

Home town:
Current & past employers:	angle eye care
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,079.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please verify your income with Lending Club.	Between $2600 - $3000 monthly

Member Payment Dependent Notes Series 610539

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610539	$14,100	$14,100	12.98%	1.00%	November 19, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610539. Member loan 610539 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	Draexlmaier Automotive	Debt-to-income ratio:	15.00%
Length of employment:	10+ years	Location:	TAYLORS, SC

Home town:
Current & past employers:	Draexlmaier Automotive
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > This loan is to end american expresses hold on me. I closed my account and now they want 27% apr. I want to get completly out of debt and I cant at 27%.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	2
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your credit report shows only $1.00 of revolving debt, yet 7 open credit lines. What is the balance on your American Express and can you explain why it's not on your credit report? You have 2 delinquencies in the last 2 years, and your last delinquency was 2 months ago. Can you explain what happened? Thanks.	.We had a business that went under last year. I restored arcade games and pinball mschines for the home market and when the ression hit we went from $5000 to $10000 a month sales down to zero. We used the american express to purchase the games and had lo liguidate at a loss. Thanks, Mike

Member Payment Dependent Notes Series 610557

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610557	$12,000	$12,000	16.32%	1.00%	November 18, 2010	November 20, 2015	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610557. Member loan 610557 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Corpus Christi Army Depot/ US DoD	Debt-to-income ratio:	19.52%
Length of employment:	2 years	Location:	Corpus Christi, TX

Home town:
Current & past employers:	Corpus Christi Army Depot/ US DoD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,737.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to Corpus Christi Army Depot/ US DoD?	I was in the US Army for 10 years. I got out as an E-6 in August 2008, and have been working here at Corpus Christi Army Depot since September 2008.
Just curious, but are you now part of the Government "GS" employee system? If so, mind disclosing your rank/step, and if you plan to continue advancing up the system?	No, I am not under the GS (General Schedule) pay plan, but am under FWS (Federal Wage System), with different ranks, so to speak, such as WG (Work General), WL (Work Lead), WS (Work Supervisor), and WD (Non-supervisory). There are generally 10 grades in each rank, with 5 steps per grade. I started here in civil service as a WG-08 Step 1, got promoted to WG-10 Step 1, and then to WD-06 Step 1, all within less than a year. WG is the lowest rank, while WS is the highest. WD-06 is equal to WS-08, but WD is under a special pay scale. I do plan on advancing up the system, fo I like the challenges of more resonsibility and duties that come with the higher ranks. Thank you for your question!
You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	My plan is to pay off this loan in 3 to 4 yrs realistically, but I hope to pay it off in less than that. The whole goal is to reduce or eliminate debt, and this loan will help with that goal, by giving me a lower interest rate that will allow me to pay the debt off quicker.
Please list your debts, APRs, and monthly payments.	I have 2 credit card debts that this loan will be used to pay off, one with 25.89% APR, with monthly payments of about $220, and the other has a 24.9% APR, and monthly payments of about $200. By eliminating these 2 debts with this loan, I can get out of debt quicker, due to the lower APR, allowing me to put more towards the principle instead of towards interest and finance charges.

Member Payment Dependent Notes Series 610609

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610609	$15,000	$15,000	12.61%	1.00%	November 23, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610609. Member loan 610609 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,708 / month
Current employer:	Accenture	Debt-to-income ratio:	6.33%
Length of employment:	< 1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	Accenture
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,865.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 610685

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610685	$18,000	$11,375	6.17%	1.00%	November 22, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610685. Member loan 610685 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	13.29%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > A successful corporate attorney who has practiced for over 9 years in New York City is opening a new office in upstate New York and needs additional start-up capital for office equipment and start-up costs. Terrific credit rating and successful history as an AV rated attorney.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,763.00	Public Records On File:	0
Revolving Line Utilization:	56.26%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I would like to put down enough money for you to get this loan financed. However, can you please tell me where do you intend to start this law firm, whether you have partners and is this your first law firm?	In the greater Syracuse, NY area. Would include one other partner and up to two associates. I have previously been a partner in a small law firm.

Member Payment Dependent Notes Series 610730

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610730	$20,000	$12,425	6.91%	1.00%	November 22, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610730. Member loan 610730 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,415 / month
Current employer:	FTRANS Corp	Debt-to-income ratio:	5.99%
Length of employment:	2 years	Location:	Lithonia, GA

Home town:
Current & past employers:	FTRANS Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > A business associate is selling his rental property due to obtaining a new, out of state job. Purchase price equals 39k. Home is rented for $950 per month. I will pay the remaining balance in cash.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,393.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Do you intend to pay off your loan early? If you have $950 in rental income, it is likely you will be able to pay extra each month. Thanks!	Yes. All excess cash will be applied towards the loan.

Member Payment Dependent Notes Series 610846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610846	$20,000	$20,000	8.88%	1.00%	November 22, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610846. Member loan 610846 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Wing memorial hospital	Debt-to-income ratio:	12.88%
Length of employment:	7 years	Location:	Belchertown, MA

Home town:
Current & past employers:	Wing memorial hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,433.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Wing memorial hospital?	Director of information systems. My department is responsible for all computing systems in the hospital to include patients, employees and environmentals.
Your listed revolving credit balance ($29K) is already high - can you explain a bit about this (HELOC, CC debt, other?) and tell us whether are you taking on this loan as additional debt or replacing an existing loan? What are your $ monthly costs (mortgage, car, utilities, debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	This loan will replace existing CC debt. I funded my MBA with a 14% APR CC. Payments are not an issue... just looking for ways to lower the APR. Mortgage: 1900 utilities: 200 Nothing else.
I helped to fund your loan. I once lived in Belchertown. Decades ago !	small world indeed. :-) why Dover Foxtrot, ME?

Member Payment Dependent Notes Series 610920

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610920	$7,000	$7,000	5.79%	1.00%	November 22, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610920. Member loan 610920 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	The University of Chicago Press	Debt-to-income ratio:	10.57%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	The University of Chicago Press
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I have good credit, but can not get credit card companies to lower the APR on two cards which is making it very difficult to pay them off. My goal is to get out of credit card debt and start saving. I plan to make higher payments on this loan and pay it off in less than 2 years. I make all payments before the due date. Borrower added on 11/09/10 > My job is very stable. I have worked as a book designer at a University Press since graduating college in August 2005. I have a very good relationship with my art director and have been promoted twice. I am happy at my job and do not plan to leave anytime in the near future. Borrower added on 11/16/10 > The total amount of credit provided on the requested $7,000 loan would be $6860. I will use the credit provided to pay off my credit card debt in the following way: (Asterisk denote the high interest rate cards I mention earlier that have made my debt difficult to pay off.) 1.* major bank card (19.99% APR): $3100 2.* major bank card (22.24% APR): $1000 3. major bank card (11.24% APR): $1800 4. major bank card (20.24% APR): $700 5. major bank card (15.24% APR): $60 6. retail (less than 1%): $200 Total spent = $6860 Thank you for your consideration in my loan! Borrower added on 11/18/10 > Thank you to the lenders who have funded this loan.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	63
Revolving Credit Balance:	$8,100.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 610964

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610964	$17,500	$10,775	6.54%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610964. Member loan 610964 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	National Park Service	Debt-to-income ratio:	10.74%
Length of employment:	10+ years	Location:	Fort Hancock, NJ

Home town:
Current & past employers:	National Park Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > This money will be used to develop a product that will be sold all around the country. Borrower added on 11/10/10 > I work for the government with a very stable job. I have an excellent credit score and will not have any problems making the scheduled payments.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	49
Revolving Credit Balance:	$8,766.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the National Park Service?	I work as a wastewater treatment plant operator. I currently hold an S-3 treatment license.

Member Payment Dependent Notes Series 610970

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610970	$8,000	$8,000	13.72%	1.00%	November 17, 2010	November 21, 2015	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610970. Member loan 610970 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Wells Fargo Advisors	Debt-to-income ratio:	7.62%
Length of employment:	10+ years	Location:	Pahrump, NV

Home town:
Current & past employers:	Wells Fargo Advisors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,528.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You have almost maxed out your credit cards and this loan will solve that problem. What plan do you have to avoid building the balances back up after they are cleared?.	The debt on the credit card is all old. I am trying to pay off purchases from a year ago so the credit card can be used only for emergencies.
I notice you work at a bank. Is there a reason why you can't get a better rate than 13.72?	Current interest rates apply whether you are an employee or not. They don't offer special rates for employees.

Member Payment Dependent Notes Series 610984

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610984	$9,000	$6,200	6.91%	1.00%	November 23, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610984. Member loan 610984 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Epic Systems Corporation	Debt-to-income ratio:	7.47%
Length of employment:	3 years	Location:	Madison, WI

Home town:
Current & past employers:	Epic Systems Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > Hi everyone, I currently have 3 credit cards and would like to work on paying them off and managing my money better by spending less and saving more. While I have the means to pay the amount off with my own salary in a reasonable amount of time, I found out about LendingClub and the lower interest rate will definitely save me some cash (while investing in me should help you earn some!). Feel free to ask me any questions. Thanks.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	46
Revolving Credit Balance:	$1,464.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611018	$15,000	$15,000	14.46%	1.00%	November 17, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611018. Member loan 611018 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Tinker AFB	Debt-to-income ratio:	15.08%
Length of employment:	1 year	Location:	Oklahoma City, OK

Home town:
Current & past employers:	Tinker AFB
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	6
Total Credit Lines:	46	Months Since Last Delinquency:	7
Revolving Credit Balance:	$9,812.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe your most recent delinquency.	Most delinquencies are from monthly fees from two small credit cards. I just forgot about them from month to month.
What's your job position at Tinker AFB ?	Aircraft Mechanic

Member Payment Dependent Notes Series 611036

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611036	$15,000	$9,375	6.91%	1.00%	November 22, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611036. Member loan 611036 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Kim Lighting - Hubbell Lighting	Debt-to-income ratio:	8.78%
Length of employment:	10+ years	Location:	DIAMOND BAR, CA

Home town:
Current & past employers:	Kim Lighting - Hubbell Lighting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I have a very stable job and have been there for over 12 years. I have never been late on a payment, and have great credit and intend to stay that way. Borrower added on 11/20/10 > Please help me with this loan, I only have a few hours left for funding.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,142.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide more details on your loan request.	I am asking for a loan to pay off higher interest rate loans that have frustrated me with resent increases. I will not be resusing the old cards any longer.

Member Payment Dependent Notes Series 611095

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611095	$9,600	$9,600	13.72%	1.00%	November 18, 2010	November 21, 2015	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611095. Member loan 611095 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	us navy	Debt-to-income ratio:	8.40%
Length of employment:	9 years	Location:	BREMERTON, WA

Home town:
Current & past employers:	us navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,080.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You're using the loan to pay off your revolving credit line, right? If not, what for? I thought you might have put it in the wrong category.	The loan is for home improvement/furnishment.
Two questions: U S Navy current Rank? Pay Grade? ETS? a-n-d You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	E-6 9 yrs 4 mnths in and plan n doing 20.
HI, Rank, ETS? Thanks. -LL Herndon, VA	E-6 been in 9 yrs 4 mnths and plan on doing 20.
What is the home improvement? Do you own your home or do you rent it?	Furnishment and updating the fridge.

Member Payment Dependent Notes Series 611098

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611098	$10,000	$10,000	12.23%	1.00%	November 17, 2010	November 21, 2015	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611098. Member loan 611098 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Gilead Sciences	Debt-to-income ratio:	10.66%
Length of employment:	4 years	Location:	SANTA MONICA, CA

Home town:
Current & past employers:	Gilead Sciences
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Thank you to everyone for your recommendations and help. I have requested the loan amount requested by reduced to $10k. I will use this to pay off the cc at 15% which will help me. Thanks again!

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,347.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Hi Desk8149, Thank you for your question. I have pasted below my monthly expenses for your review: Rent 2250 Sallie Mae 146 Gas 26 Electric 10 Phone 30 expense rest with work Cable 120 Food 400 Best buy 100 Grand Total:3082 I am the sole wage earner and live alone (no children). I don't pay for a gym membership or for any car payments or maintenance (have a company vehicle). I have an excellent credit score with all 3 bureaus: Credit Score experian: 732 equifax: 731 transunion: 731 credit risk category: excellent This consolidation loan is going to go towards 2 credit cards that I just would like to combine balances and pay off faster at a lower interest rate. I moved around the country over the past 10 years and accrued debt. However, I am settled now and would like to tackle the debt. The 2 cards that I would be consolidating are: 1. $15,830 at 10.24% APR 2. $12,763 at 15.24% APR variable Thank you for your inquiry. I hope I have answered your questions. Please let me know if you have any further.
This loan effectively increases your interest rate on your $15830 balance credit card. Why is this a good idea for you?	Thank you so much for the question. I believe this is a good idea for me for 2 reasons but am definitely open to recommendations: 1. The card with the $15k is listed as 10% APR, but is also 19% for cash advances. I can't remember if I ever took an advance or not but it may have been possible. 2. The two cards are old debt that I would just like to combine and pay off asap. Though the listed interest rate is higher - I would like to make larger payments each month than the required amount. My personal goal is to have this paid off quickly via bonuses as well as my regular pay. I am definitely open to suggestions so please feel free to let me know what you would advise. I really appreciate the help. I hope this helped. Thanks!
You will be paying off your debts quicker if you pay the 10% card as you are doing now. Yes, you will have 2 payments each month, but just set up a monthly autopay. You'll be paying more interest if you use the LC loan to pay this one off. Doesn't make sense.	Thanks so much for your recommendation. I will look into using the LC for the 15% card only and lowering my requested amount. Thanks!

Member Payment Dependent Notes Series 611120

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611120	$7,200	$5,500	6.91%	1.00%	November 22, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611120. Member loan 611120 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	ZGS Communications	Debt-to-income ratio:	18.03%
Length of employment:	2 years	Location:	estero, FL

Home town:
Current & past employers:	ZGS Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > We have been making monthly payments on a extremely high interest rate CC. WIth a minimum monthly payment of $260 a month, which is no problem for us to pay. This would save us money and get out of the nasty revolving debt of this card. Borrower added on 11/15/10 > Would like to really stress that, I have been paying comfortably, a higher CC payment than this. I am married. And work for a national television broadcast company. Borrower added on 11/17/10 > It seems on the lenders side I only show a credit balance of $830. I am not sure why this is. That is not the intended card we would like to pay off. We have a department store card that we have had a line of credit on for probably 10 years now. I am not sure if this is why the loan is not getting funded, because it doesnt show this card?

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	34
Revolving Credit Balance:	$830.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
you have only $830.00 credit balance listed and you are borrowing $7200.00. what do you plan to use the difference.	I know that the $830 is a line at a Electronics store. However I am not sure why the $7200 is not showing up on your side. It is from a department store, I have had the line of credit for probably almost 10 years. May also be why this is having a hard time getting funded?

Member Payment Dependent Notes Series 611147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611147	$10,000	$6,475	6.91%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611147. Member loan 611147 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	2Dialog	Debt-to-income ratio:	8.83%
Length of employment:	1 year	Location:	Plano, TX

Home town:
Current & past employers:	2Dialog
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I've found a classic 1977 Monte Carlo that I'd like to purchase and fix up to turn into a daily driver.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,381.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is 2Dialog and what do you do there?	At 2Dialog I work with the development team to design and build a full suite of products which help Non-Profits manage various aspects of their organizations. This includes a contact manager of their constituents, donation processing, marketing, and web presence. As a Software Developer, I help right the code that runs all of these services.

Member Payment Dependent Notes Series 611149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611149	$12,150	$7,625	5.79%	1.00%	November 22, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611149. Member loan 611149 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Top Foods	Debt-to-income ratio:	8.43%
Length of employment:	8 years	Location:	Edmonds, WA

Home town:
Current & past employers:	Top Foods
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,699.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611228

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611228	$25,000	$22,100	13.35%	1.00%	November 22, 2010	November 21, 2015	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611228. Member loan 611228 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	DST	Debt-to-income ratio:	9.80%
Length of employment:	10+ years	Location:	Framingham, MA

Home town:
Current & past employers:	DST
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > Looking to pay off high-interest credit cards as well as pay-off the auto loan so I could sell the second car myself. Net monthly income 8K, expenses 5.2-5.6K. Feel free to contact for details. Borrower added on 11/07/10 > To pay off my credit cards as well as auto loan so I could sell my (second) car myself. Net monthly income 8k, expenses 5.2-5.6K. Feel free to contact for details.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,021.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	Project management and consulting in financial system software. 10 years for the current employer, 12 years in the field.
How long (in years) do you plan to keep this loan?	Planning to pay it off from 3 to 4 years. A third of it (roughly 8k) may be paid within months, as money will be used towards paying the car loan so I could sell the car.
Please provide, for EACH debt you plan to pay off with this ~16% LC loan, the AMOUNT and the APR for that particular loan. Please do not respond with, e.g., "various loans ranging from 10% to 30%," or with other kinds of answers which fail to convey whether you will use this loan to ONLY pay off HIGHER interest loans. That's what I am trying to find out. Also, if you plan to use this loan to pay ANY lower-interest loan, please provide a mathematically intelligent reason for this plan (i.e., something other than "I think having one monthly payment is more important than saving hundreds of dollars annually in interest"). Please understand that I ask in this way ONLY because of the unbelievable numbers of LC borrowers who are too lazy to pay more than one bill a month, and would rather pay hundreds of dollars of interst unnecessarily. Thanks!	8K - my auto loan. It has lower rate (11% or so), but I need to pay it off nevertheless because I intend to sell the car myself. I will pay off this portion of the loan as soon as sell it. 13K - BoA credit card balance which will go to 18.99 at the end of the year after promotional 4.99 expires. 4K - Chase CC, currently at 18+ (don't remember exactly) Regards,

Member Payment Dependent Notes Series 611256

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611256	$20,000	$12,100	6.54%	1.00%	November 22, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611256. Member loan 611256 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$13,167 / month
Current employer:	Panasonic	Debt-to-income ratio:	6.29%
Length of employment:	1 year	Location:	Corona, CA

Home town:
Current & past employers:	Panasonic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,617.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Wells Fargo Visa -- 11,677.15 -- 19.60% Wells Fargo Line of Credit -- 16,047.40 -- 12.00% Requesting a loan for a better APR.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) Yes, I have a mortgage. Monthly Payments are $3,200. 2) I hold the deed jointly with my wife. 3) No. 4) New development, purchased before built, ~1 year old. Does not register our block yet on zillow.com. However, I will list the prices of the houses on the block next to ours that were built by the same builder and from the same models: 340k, 430k, 395k, 425k, 468k, 455k, 530k, 555k (the last 2 were models that were sold fully furnished) 5) Lived at the current location for 1 year. Only owners.

Member Payment Dependent Notes Series 611261

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611261	$16,000	$16,000	16.32%	1.00%	November 23, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611261. Member loan 611261 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	Xpert FInancial, Inc.	Debt-to-income ratio:	23.48%
Length of employment:	< 1 year	Location:	Livermore, CA

Home town:
Current & past employers:	Xpert FInancial, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > We just had a baby six months ago and I want my wife to be a stay at home with our four children. I am trying to pay off all of my creditors with high interest rates and pay one payment out a month for one loan with a lower interest rate. My first of four will be going into college in four years so having all of the debt gone and rolled into one loan that I know will be paid off in five years or sooner will help us know what we need financially for college. TO be able to pay off all of our creditors and have one loan will also help us raise our credit score in months ahead which is also something we are working towards. Thank you for you time in reading this - and thank you for your help in making on of our dreams come true - a more stable financial future. Borrower added on 11/09/10 > My wife is a nurse when she is working but wanted to be with the kids especially the three older ones before they leave the house for college. So many families these days have to work so many hours and do not have time to spend with their kids like when we were young. Family is very important to us. I work as a User Interface Designer at a company in San Mateo and love my job. I get to work with great young people in a modern and hip environment. I used to work for IBM in San Jose but got bored with the same things everyday that got me no where in my career. I decided to get into a new work environment where there was room to grow and become something bigger. Borrower added on 11/19/10 > Thanks everyone so far who invested in our future. We are so close to our goal..... Borrower added on 11/22/10 > Thanks everyone who funded. We hit the 60% minimum and will be receiving our loan shortly. We are now on track to eliminate debt and will be focusing on our budget going into the new year. This loan really makes it possible. Thanks again.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	14
Revolving Credit Balance:	$7,713.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Xpert FInancial, Inc. and what do you do there? Where did you work before that?	Xpert Financial, which was recently changed from Financial OS, is a small private investment company in San Mateo. I am a user interface designer there. I used to work at IBM in San Jose. I attended Academy of Art College in SF and went to work at IBM as an internship and was asked to be a full time employee before I graduated. After graduation I continued to work at IBM for a little more than five years.
what is the interest rate and amounts of your other debt?	Anywhere from 17% to 22%.

Member Payment Dependent Notes Series 611270

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611270	$25,000	$25,000	17.80%	1.00%	November 17, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611270. Member loan 611270 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Avanti Wellness Center	Debt-to-income ratio:	8.92%
Length of employment:	10+ years	Location:	St. Augustine, FL, FL

Home town:
Current & past employers:	Avanti Wellness Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > I am expanding my husband and my business to include a new facility and staff (have been in business since 2008 from home and we are just too busy to do it from home any longer). We have been using credit cards to finance the move and supplies and now want to consolidate everything into 1 single payment. We always pay on time and I have a full time job as well - bringing in more than enough income to cover the monthly expenses despite the success of the business. I'm pretty low risk...with a 705 FICO score as of 11/7/2010. Borrower added on 11/08/10 > This year, our home based business has generated $70K in sales...of which approximately 60% was profit due to the low overhead we have working out of the the home office. Can proviide our business plan and P+L for those truly interested in lending the money to expand. We have a steady and growing list of clients in St. Augustine, FL and have been adding many new services over the past year that are gaining traction. Again, this is as low risk for any investor as I can imagine...being that I make appx. $80K a year outside of the business, more than sufficient to pay off this loan in the allotted time. Together, our income is above $125K - give or take. Our new location is in the Medical District of St. Augustine and our target market is the medical base of our community, which, if you acknowledge that health care is booming, this minimizes the risk even more! We're a safe bet... Borrower added on 11/12/10 > Special thanks to those who have determined us to be a safe investment...you will not be let down! As for where we are: Today, the flooring and server were installed. My husband has already sold 11 remote backup services which account for our monthly rent. Whoohoo, not debt there! As for the loan, there is still a considerable amount remaining, so I decided to let you all know what it will be used for... 1. Payroll...we always paid contractors and sub-contractors, now we have staff and need to ensure that the money is in our account to do so. Currently we have 1 year of salaries in the bank... 2. Credit Card payments: We have funded about 40% of the expansion using credit cards totalling less than $20K. While about $10K is no-interest credit, the other $10K is not and will be paid with the funds we are requesting. 3. Our monthly debt for business is about $800 for everything - excluding salaries and new equipment. We are already prepaid on the rent 6 months out and plan to pay this way for the duration of the 5 year lease. 4. There is a small amount of money going towards a leased car for the business, since we travel quite a bit. A vehicle wrap is being installed for marketing purposes...this is being done by my husband to reduce costs. We are about $13K short of our goal...please feel free to send me any questions you have...would like to close this chapter up and get moving with the "making MORE money" part ASAP.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	78
Revolving Credit Balance:	$19,505.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Hello Member_755603 - I apologize for not being able to reply sooner, simply had trouble signing onto the bank's site to retrieve the documents that were requested. The last 2 paychecks available were posted as requested. Please note that this in an incomplete picture of my salary, as the total does not include the annual bonus I receive every year for sales and performance. These documents reflect my base salary of almost $33/hr. As Program Director (highest level position in management at AWC), I receive performance bonuses also. Using last year as a reference, my bonus amounts to $10K at the end of the year. Again, this also does not reflect the income generated from our own company. This year (at my work) was significantly busier than last and therefore, the bonus could be higher, thus increasing my salary to over the stated $80K per year. Either way, if it weren't for the costs associated with our recent wedding and the costs we are now incurring for the business expansion, this loan would not even be needed, as our bills are fairly low every month and again, all payments are made regularly and often for large amounts. This loan will cover any remaining wedding related debts and allow us to make one payment at one interest rate and expand the business to generate even more money. Really appreciate your inquiry and possible loan. Thanks
Could you give us some details on the delinquency from 78 months ago?	From almost 7 years ago...? I have no idea what you are referring to specifically, unfortunately. There was a problem with a rental property that considered me "delinquent" from that time period, however, it was due to the fact that I moved out prior to the lease and the leasing company was switching from one to another. The one leaving told me I was able to leave 1 month before the end of my lease (went to buy a house) without a penalty. Well, the 2nd business came in and sent me to collections only to find out months later that they charged me a fee to move out. Despite this, there are no "current" delinquencies on my credit report... Thanks for the inquiry.
Please describe briefly your very profitable business?	Certainly, however, I have never used the words "very profitable". We are making money, yes, however, we anticipate making even more now that we have a store front to operate from. Just keeping it honest... My husband is a seasoned computer programmer, network administrator and graphics designer that used to be the Director of IT for the company I currently work for. He was making a decent salary up until he left, but he saw a void in our community and wanted to branch out and start his own business...which he did in Oct. 2008. In these short 2 years, he has developed a great list of medical clients that have sprung him into one of the most sought after talents in our area for computer administration and web development/applications. For reasons that I cannot understand, LendingClub will not allow me to use the name of the business... He and his father (former NASA systems programmer) also have built and DMS (document management system) that converts paper, micro-phish, Xrays, and just about any other format into pdf format and can be accessed through .aps web apps and controlled using rights managment. This has already generated so much traction in St. Augustine, that he is currently hiring staff to finish mobile development faster than expected, the PC and Mac versions are already finished and selling. He is also in development of an EMR from the ground up (about halfway completed) that uses cloud technologies to ease the implemtation process, which is a known hassle on end users. We also have plans to use the two in conjunction with each other. There is another R+D project for an app for IPhone/Pad, Android and WinMo being developed for the medical industry that will enable users to retrieve their up-to-date medical information from all of their doctors in one click. Its called Eye-Med and we are currently in talks with foreign governments (Chile and Puerto Rico) to make Eye-Med part of the Dept. of Tourism requirements. This access to medical health records is definitely interesting many serious venture capitalists and a lot of buzz. We recently acquired a few DUNS numbers for government contracts also and have already bid on more than a dozen IT related contracts, namely the VA's Website redesign. We are currently in proposal with 1 RFQ from those inquiries. I already made most of these comments in an earlier posting, but LendingClub removed them because they contained references from clients (all prominent business owners that he services) and also phone numbers...which they wouldn't allow. As for where we are... We are currently remodeling the facility that we moved into already. This move was never contingent on this loan...its already happening. Today, all VoIP lines, Gb Ethernet cabling, surveillance wiring for cameras and outlets etc. Earlier today, we received our first shipment of Windows based tablets that we use to sell to the doctors that are using EMR's that he installed or networks that he manages. Our rent here (1000sq ft) is ONLY $450.00/mo for 5 years. It was a deal he made with his client who owns the building to get him up and running... Thank you for your question...I hope that I have addressed it to your satisfaction.
I would be interested in possibly financing your loan, but I would be interested in seeing your business plan and how you plan on expanding (if you don't mind). Please contact me and we can go from there. Thank you in advance and, as well, I wish you continued success.	While I appreciate your offer, I have no way to show you my business plan, as direct communication is prohibited by Lending Club. I simply cannot afford to publicly post the business plan to possible competitors and will not be doing so. Aside from this, NDA and Non-Competes are not in place to protect my marketing and deployment strategies. I hope this does not prevent you from making the decision to fund our loan.
If you have not already, you might want to remove your comment that you can show us your business plan as the Lending Club called me out for requesting it, thinking I was wanting direct contact, and you have now stated that you do not want to post it publicly in your response. No hard feelings of course, just an fyi.	Hey Member_644688...this is the husband speaking. Annette posted that we would show the business plan in her initial comments (a common practice whenever applying for bank loans - different from P2P loans indeed)...then I rode into town and shut that idea down without proper legal documents in place once I understood the situation and subsequent liabilities this forum presents. Unaware to her and I, LendingClub has questionable policies regarding direct communication with its clients - something about privacy. I replied 4 different times to your question; 1 made it through. As for your point...I would LOVE to remove that comment...cannot! This is my very point... No, no hard feelings whatsoever...thanks for your suggestion. Most appropriate.

Member Payment Dependent Notes Series 611382

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611382	$18,000	$17,225	8.88%	1.00%	November 22, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611382. Member loan 611382 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Stanley Black & Decker	Debt-to-income ratio:	17.64%
Length of employment:	4 years	Location:	New Britain, CT

Home town:
Current & past employers:	Stanley Black & Decker
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > Credit Card Payoff, any small amount left will be used towards student loans. Borrower added on 11/08/10 > I am a great borrower because I always pay all my bills on time-unfortunately, right now I'm paying them at a high interest rate, so I'm not making progress. I have been with my current employer for close to 5 years and was just promoted a week ago.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,505.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 611400

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611400	$24,250	$15,125	13.72%	1.00%	November 22, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611400. Member loan 611400 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Lumeris	Debt-to-income ratio:	17.91%
Length of employment:	< 1 year	Location:	OFallon, MO

Home town:
Current & past employers:	Lumeris
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Consolidation of 40% of my debt will pay it off in < 4 years... not 10+ Borrower added on 11/09/10 > Consolidation will free up >$400/month allowing me to pay down other debt faster. Borrower added on 11/11/10 > Grouping 3 existing credit card debts into 1 will free up cash flow to pay towards the remaining debt. Borrower added on 11/11/10 > BOA and Commerce credit card debt will be consolidated saving thousands in revolving interest fees. Total credit card debt is ~24,000 and ~$600.00/month in payments

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,557.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please detail each of your current debts. For each one list the balance, interest rate, and amount you pay monthly. Also, list which will be consolidated using this loan and which will not.	Bank of America and Commerce credit cards total ~24,000 with ~650 in monthly charges. This will restructure all my credit card debt.
What is the interest rate on each credit card?	BOA account 12.9% Commerce 10.9%
Please provide, for EACH debt you plan to pay off with this ~16% LC loan, the AMOUNT and the APR for that particular loan. Please do not respond with, e.g., "various loans ranging from 10% to 30%," or with other kinds of answers which fail to convey whether you will use this loan to ONLY pay off HIGHER interest loans. That's what I am trying to find out. Also, if you plan to use this loan to pay ANY lower-interest loan, please provide a mathematically intelligent reason for this plan (i.e., something other than "I think having one monthly payment is more important than saving hundreds of dollars annually in interest"). Please understand that I ask in this way ONLY because of the unbelievable numbers of LC borrowers who are too lazy to pay more than one bill a month, and would rather pay hundreds of dollars of interst unnecessarily. Thanks!	The BOA account has a $19800.00 balance at 10%apr. If I double by payment to $690/month I can pay it off in 3 years and pay around $22,900 in finance charges. The Commerce credit card has about $5000 balance at 11.25%. If I increase my payments to $185/month I can pay it off in 3 years and pay $6750 in finance charges. So I can increase my monthly payments to $875 for 3 years and pay 29650 in finance charges or I can pay $546/month for 60 months and pay $10500 in finance charges. I want to pay off the credit cards first.
Is the BOA APR 12.9% or 10%? Is the Commerce APR 10.9% or 11.25%? Regardless of that answer, since none of those APR's are higher than the LC rate, I don't quite understand the purpose of this loan. Please clarify? Thank you in advance.	My previous response was made from work without access to actual numbers. The numbers in the last response are amounts from the current statements. The APR here is not my concern as much as the finance charges over time. Hugh difference between fixed simple interest and revolving credit card interest. This will help me pay my debt off faster for less. Then I can start saving for the kids college funds.

Member Payment Dependent Notes Series 611429

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611429	$4,000	$4,000	6.54%	1.00%	November 17, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611429. Member loan 611429 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:	Powell Industries	Debt-to-income ratio:	24.79%
Length of employment:	3 years	Location:	Deer Park, TX

Home town:
Current & past employers:	Powell Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > The reason am getting this loan is to get out of my $4,032.00 credit card debt. I have three credit cards with an average APR of 24% and with a loan from the lending club I will be able to substantially reduce the amount that am paying in interest. I have shredded my credits cards to avoid using the cards and therefore increase my debt. Therefore getting this loan will help me get out of debt and also save on the interest that I would be paying to the credit card companies. What make me a a good borrower is that I have been responsible in paying my credit cards without being delinquent. I have been able to pay off three of my credit cards but now I need help with the remaining ones. I also have a descent credit score and history and have been employed at Powell for the last 3 years. My monthly budget is about $1000 since am staying with a roommate who has been living with me for the last 4 years.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,937.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611466

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611466	$6,000	$6,000	6.54%	1.00%	November 22, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611466. Member loan 611466 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Apple Inc	Debt-to-income ratio:	10.44%
Length of employment:	1 year	Location:	Somerville, MA

Home town:
Current & past employers:	Apple Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I have a few credit cards I will be paying off with this loan. This will make my payments much cheaper and easier to pay off. Borrower added on 11/09/10 > I'm making about 30k a year and I don't have a car. I'm paying about 800 a month in rent and a few small bills. This loan will cover all of my debt.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,994.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611497

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611497	$12,000	$12,000	9.62%	1.00%	November 22, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611497. Member loan 611497 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	NetApp	Debt-to-income ratio:	15.02%
Length of employment:	< 1 year	Location:	Arlington, VA

Home town:
Current & past employers:	NetApp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Thank you to all my investors... I am a young professional just consolidating some debt from college, I have been employed for 6 years, never missed or had a late payment on my debt.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,209.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'm confused. The listing shows income of $10,000/mo(=120,000/yr). The Revolving Credit balance is $28,209 and debt-to income = 15.02%. Based only on the revolving credit, I compute debt-to income of more than 23%. You also mention debt from college. Is that college debt part of the revolving balance? What is NetApp, and what do you do there?	I am not sure why my income is displayed the way it is on the loan page, to provide some additional transparency to my lenders, I'll give some additional detail. NetApp is a networked data storage vendor, we sell storage for servers. NetApp was ranked the #1 company to work for in 2009. Additional information can be found on their website. Base salary of $90,000 with a possible commission 30,000 (100% of quota). The loan I am asking for is credit card debt I incurred during and after college. I was a "victim" of my variable APR rising from 9% to 24.99% last year. Loan payments would be ~$385, right now I am paying more than $450/month (which I can more than cover with salary without commission. The chances of me paying off this loan early is very good, thank you for asking!

Member Payment Dependent Notes Series 611512

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611512	$19,200	$14,675	17.06%	1.00%	November 23, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611512. Member loan 611512 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Capwest Mortgage	Debt-to-income ratio:	15.66%
Length of employment:	< 1 year	Location:	Overland Park, KS

Home town:
Current & past employers:	Capwest Mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Paying off All my Credit cards and saving about 600 a month in payments over what i have been paying currently. Getting married in July and additional income will be added to my household . Thank you , Borrower added on 11/15/10 > I have a very stable job with 6 figures income . No issues paying you back . It is matter of principle and ability . This loan will help paying only 1bill every month vs. paying 6 credit cards with variable rates and Saving me 600 a month . I am really excited that I found the lending club and I will be investing in people like my self with solid educational and job stability . Please feel free to contact me with any questions or concerns . Kind Regards, Borrower added on 11/16/10 > Here is my Budget to pay you back after paying those bad boys off ! 5400 loan with Beneficial (personal loan) will be paid off at 24.9% - I pay 350 a month every month BOA CC 5000 at 27% I pay 250 month Chase freedom 2300 at 24.99 I pay 175 month Citi card 4900 at 25% I pay 250 a month Capital one 750 at 19.99% I pay 75 All those Cards and the personal loan will be eliminated and 1 payment every month of 480 to Lending Club ! I am currently paying a total of 1100 and never been late in My life on any payments or obligation. It does make financial sense to save 620 a month and Add additional 200 a month to my kid college fund and the rest To various investments such as lending club, I am totally sold on the concept. Bottom line it is saving me tons of money even with the 17% rate. Borrower added on 11/18/10 > I am a Top mortgage loan advisor serving consumers in all 50 states . I was working for Capital One prior for 3 yrs and I was doing the same job at their mortgage division before they decided to move to Texas. I am an expert in my field and I have published articles in many well known sites which it explains my high income . I had a sister with no health insurance and i helped with her medical expenses .She passed a year a go . I am not a big fan of using credit cards unless i pay it off in full every month . That is the reason plain and simple for the credit cards debts . I am sure you have thought of the reasons for my high credit card debts as an investor and i would too . The satisfied public record on my credit report with Fidelity management 82 months ago ,I co signed for a friend to lease an apartment 10 years ago and she left few stains on the carpet etc. and I was not a ware of it until it was in my credit . Thank you for your interest to invest in me . Kind regards, SM

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$91,920.00	Public Records On File:	1
Revolving Line Utilization:	67.20%	Months Since Last Record:	82
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit is listed as 91,920.00. Please explain the amount. Thanks.	Revolving credit on my credit report includes my home equity line of credit through Bank of America with balance of 71k. It was opened when I bought my house 7 years a go to avoid pmi (80/10 with 10% down payment )
I really appreciate your itemizing each loan and its APR, so lenders can see you are NOT planninig to pay off low-int with hi-int loan. Please help me with the math, however. 5400 5000 4900 750=$16,050 You request a $19,200 loan. What do you plan to do with the >3K difference.	Net proceed will be around 18000 after Lending club fee. I was giving an option with 15200 which was not enough Or 19200 which it was slightly more than what I needed, so I picked the higher amount to be on the safe side. But I could use it the extra 2000 to re invest in good people On this site and return the favor . Kind regards, SM
Luvya. Great answer. You have my investment!	Thank you So much for the confidence !
-What do you do at Capwest Mortgage? -What was your previous job and how long where you there? -Your credit info indicates a public record 82 months ago, what was this? Thanks.	I am a Top mortgage loan advisor serving consumers in all 50 states . I was working for Capital One prior for 3 yrs and I was doing the same job at their mortgage division before they decided to move to Texas. The satisfied public record with Fidelity management 82 months ago ,I co signed for a friend to lease an apartment and she left few stains on the carpet etc. and I was not a ware of it until it was in my credit . Thank you for your interest to invest in me . Kind regards, SM
How long have you owned your home? what is your monthly mortgage payment.?	Almost 7 years and my monthly mortgage payments are 1487 on the 1st mortgage + 330 on the 2nd mortgage . Regards, SM

Member Payment Dependent Notes Series 611554

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611554	$20,000	$12,975	13.23%	1.00%	November 23, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611554. Member loan 611554 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	caterpillar	Debt-to-income ratio:	15.26%
Length of employment:	10+ years	Location:	gardner, IL

Home town:
Current & past employers:	caterpillar
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > This loan is to get me out of debt after my divorce, i have 15 years at caterpillar and i work 7 days a week to pay my bills which means i see my kids very little, i cant keep this pace up forever, i pay almost 1800.00 a month in debt, this loan will allow my to start my life over and see my kids a lot more.

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	62
Revolving Credit Balance:	$8,944.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What were the circumstances of your delinquency (listed on your credit report as 62 months ago)? Also, your credit report says you have a revolving credit balance of ~$9K, what are you planning ot do with the other $11K?	Not sure, probably the ex wife, i have 20,000 in debt from this divorce, i pay 1800.00 every month, this is my way out of debt, i have 15 years at caterpillar, im sick of workin 7 days a week for other people, this is my last option or i will file bankruptucy, my credit is fine now im trying to avoid bankruptcy, my last hope to start over.......
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	I am recently divorced so i stay at one of my dads places, i give him what i can, my car is 270 a month, i have gas and electric, the internet is on my phone which is about 100 a month, i am wanting this loan so i can get out of debt, i have over 15 years at caterpillar, i am tired of working 7 days a week to pay my bills, i pay almost 1800 a month in bills from this divorce a 20,000 loan for 5 years is 457 a month, way cheaper than what im paying right now.
You initially selected 5-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full? i.e., 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc	as soon as possible, i talked to you last time, this loan was one hundred percent funded but lending club denied me because they couldnt verify my income, so i sent them my pay stubs and relisted it, i have over 15 years at caterpillar, i work 7 days a week to pay everybody and i am sick of it, i pay almost 1800 every month in debt because of this divorce, 20,000 for 5 years is 457 a month, then i could start over and see my kids more, this is my last option or im gonna file bankruptucy, im tired of working for everybody else, my credit is fine now thats why im trying to get this loan or its bankruptucy, i cant keep working 7 days a week to pay my bills, its taking a toll on me and my kids.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your current loan amounts, individual credit card balances & their respective interest rates. 3.Are you the sole wage earner? Thanks.	after my divorce i stay at one of my dads places, i give him what i can, car is around 280 i have gas and electric and a cell phone bill, and a whole lot of credit card debt and i owe lawyers and doctor bills, i pay almost 1800 a month and im making it, but a 20,000 loan is 457 a month for 5 years, it will get me out of debt so i can start over, i have over 15 years at caterpillar..
Do you pay any interest on the 20,000? What was the original balance on this debt? Who do you pay 1,800 every month?	tons of interest on these credit cards, all this debt is from my divorce, she stuck me with all the debt, i can pay it this way, but i am sick of working 7 days a week for everybody else, this loan will get me out of debt so i can start over and have money again, i have over 15 years at cat, this is my last option, i cant keep this work pace up forever, i dont want to file bankruptucy but i will if i have to if nothing else works, tired of working all the time and seeing my kids very little..
You seem overly irritated. Excuse lenders not remembering you from last time. Lenders review 60 to 80 NEW loan requests each day. That large turnover volume means no lender can remember particular details about every loan in 14-days lidting cycle. Thus lenders must ask questions. Over and out. Lender 505570 USMC-RETIRED.	i understand, i am just trying to start over after my divorce, this loan is my way out of debt, way easier to pay 457 a month than 1800, i want to work less and see my kids more, i can pay my bills by always working everyday but its getting to be to much

Member Payment Dependent Notes Series 611566

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611566	$16,000	$14,350	10.36%	1.00%	November 23, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611566. Member loan 611566 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	19.90%
Length of employment:	6 years	Location:	Carl Junction, MO

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,306.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Verizon Wireless?	I am a Government Account Executive. Basically I am a mobility consultant for local and county government agencies.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. Mortgage - $1200 Car - $325 Utilities - $350 Insurance - $130 Phone - $100 Internet - $45 Food - $600 Gym - $30 Childcare - $0 2. $2500 @ 18% (credit card) $1000 @ 15% (credit card) $13,000 @ 11% (car) 3. My wife works part-time as a dental hygienist and makes approximately $20,000/year.
You initially selected 5-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full? i.e., 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc	I would like to have the loan paid in full in 4-5 years. Probably not realistic to have it paid off before the 4 year mark.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your current loan amounts, individual credit card balances & their respective interest rates. 3.Are you the sole wage earner? Thanks.	1. Mortgage - $1200 Car - $325 Utilities - $350 Insurance - $130 Phone - $100 Internet - $45 Food - $600 Gym - $30 Childcare - $0 2. $2500 @ 18% (credit card) $1000 @ 15% (credit card) $13,000 @ 11% (car) 3. My wife works part-time as a dental hygienist and makes approximately $20,000/year.

Member Payment Dependent Notes Series 611571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611571	$12,000	$12,000	13.72%	1.00%	November 23, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611571. Member loan 611571 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	My Gym Children's Fitness Center	Debt-to-income ratio:	6.42%
Length of employment:	3 years	Location:	Astoria, NY

Home town:
Current & past employers:	My Gym Children's Fitness Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > My husband and I are looking to consolidate debts in order to start saving for a home. We are very responsible people...we just have debts. We have always paid our bills on time. We just need help so we can pay our debt off faster. Thank you.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,443.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. What do you do at My Gym? 2. Is the listed income your combined? If not, what is your husband's income? 3. Please list the debts you will replace with this loan--each amount and what you pay monthly. 4. Other than shifting to this loan, what SPECIFIC measures are you taking to reduce your debt? Thanks.	1) I am the Director and acting owner of this particular franchise. 2) My normal income is $75,000 however I have recently reduced that to a lower salary because I am working less since we had a baby in June. It will return to it's normal rate when I resume full time duties in the next month or two. My husband's income is separate. His income is $55,000 plus commissions and he has already surpassed $80,000 combined for the year. 3) We are looking to pay off 4 Credit Cards that we have. One - $3050 with a MP of $75 Two - $2533 with a MP of $64 Three - $4666 with a MP of $125 Four - $1985 with a MP of $56 4) For the past two years we have been using a plan that my husband found called the Snowball Plan. In the two years since we started we have managed to pay off a good portion of the debt (we stopped using the cards and switched to cash a long time ago) but had a couple of set backs including getting hit with a larger then normal tax bill and having to pay some medical expenses for my parents. In addition, after paying off one of our cards the bank that issued the $4666 card raised our interest rate which made no sense to us. That is why we are looking for a loan like this so we can pay them all off and have one place to pay. Let me know if you have other questions.
What are the current rates and amounts owed on the debt you wish to consolidate?	See our response to the previous question for a list of the debts. As far as rates they range from as low as 9% up 23%.
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q	Rent - $1600 Utilities - $200 Child Care - $400 Cell Phone - $150 Student Loan - $150 Renters insurance -$30 Cable/Phone/Internet - $150 Our car is paid for. I believe that covers it all.

Member Payment Dependent Notes Series 611636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611636	$15,000	$9,550	6.54%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611636. Member loan 611636 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Klein ISD	Debt-to-income ratio:	23.71%
Length of employment:	4 years	Location:	Spring, TX

Home town:
Current & past employers:	Klein ISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > I am an 8th grade English teacher, employed successively for 5 years, and I have maintained my good credit since I was 18 years old. I have never had a late payment. My reason that I would like this loan is because I have a credit card that has a 19.99% interest rate. I would like to pay it off for the lowered interest rate provided here.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,449.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Klein ISD?	I'm a teacher.

Member Payment Dependent Notes Series 611638

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611638	$25,000	$19,375	9.99%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611638. Member loan 611638 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	14.74%
Length of employment:	4 years	Location:	North Bergen, NJ

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I am currently trying to pay off high interest credit card debt. I have been able to make all my payments, but just needed an easier solution. I have been working at a brokerage firm (i know - the irony) for the past 4 years and i am paying off the debt i created in my college and pre work days. Thanks! Borrower added on 11/08/10 > I am currently trying to pay off high interest credit card debt. I have been able to make all my payments, but just needed an easier solution. I have been working at a brokerage firm (i know - the irony) for the past 4 years and i am paying off the debt i created in my college and pre work days. Thanks! Borrower added on 11/08/10 > I would also like to add that I currently live at home with my parents and therefore do not have any rent payment. Other than my credit card debt i pay my car payment and insurance payment as well as student loan monthly payment (the 3 total up to approx $700/month). I believe that this is the quickest way to crawl out of the debt due to the one payment a month and the consolidation of my debt. I currently take home approx $3,500/month net (single with no children). After the above payments are made that leaves me with $2,800 in which $800 of that would go to pay this loan every month- I am 100% confident in being able to pay this loan off. I have been in my current position for the past 4 years and have no doubt in my job stability. I am trying to crawl out of this debt as soon as possible so that I could begin saving. Please feel free to ask me any additional questions as I will be more than happy to respond. Thank you.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,818.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Morgan Stanley Smith Barney?	Registered CSA - I work for a single financial advisor as well as for a team. I receive base salary as well as a percentage in my brokers commissions. This loan is a way to manage my debt better. I have been jumping around on balance transfers but as u know those low rates are not as easy to come by. My promo rates are expiring soon and I refuse to pay such high rates. I stumbled across this page and read some reviews compared it with bank rates and all looks good. Hoping someone will lend a helping hand so I could start saving for my future quicker! Please feel free to ask more if you'd like.thanks!
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	no rent or mortgage - i live @ home with parents and do not pay rent or utilities car payment is 339/month insurance is 182 - phone is 70/month school loan is 181 - no children. loan amount is 25k will be paying 9.99% for a automatic debit of $800/month for 3 years. Take home pay is about $3400-$3500 net and after above bills are paid including this 25k loan - it will leave me roughly $1900/$2000 a month which is more than eough - 25k will pay off all debts other than car, insurance, school. There are other earners in my household but our finances are handled separately. Please let me knwo if you have any other questions.
You initially selected 3-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full? i.e., 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc. ("As soon as possible" is NOT an answer.)	Realistically I see myself paying this off in 3 years- of course I will pay more than the monthly amount stated in the loan terms if possible as my goal is to eliminate my debt as fast as I possibly can. But 3 years would be the answer you are looking for.

Member Payment Dependent Notes Series 611640

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611640	$20,000	$20,000	15.20%	1.00%	November 19, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611640. Member loan 611640 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,931 / month
Current employer:	Inter-Trade Markets INC.	Debt-to-income ratio:	13.17%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	Inter-Trade Markets INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,337.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Inter-Trade Markets INC.?	Marketing Director

Member Payment Dependent Notes Series 611655

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611655	$15,000	$10,025	6.17%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611655. Member loan 611655 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	US Navy	Debt-to-income ratio:	20.28%
Length of employment:	8 years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Loan description: Money to put as a down payment for a home loan in Key West, FL. Married, spouse has full time job as high school teacher. She will immediately pickup substitute teaching until a full time teaching position is found. Current home owner. Have been in current house for 2 years. Will maintain house and rent out. Rental proceeds will be enough to cover the mortgage/interest/taxes. Own additional home in Meridian, MS. Rental income provides $100/month over mortgage/interest/taxes. Expenses: Two vehicles totalling ~$990/month Student loans for myself and spouse totalling ~$250/month. Single credit card with <$10k balance. Payments <$200/month. Delaying paying credit card in full until after closing costs. Please ask any questions you like. Loan will be paid off in 12-18 months. Currently a L.C. member and have been funding L.C. loans for 2 years. Borrower added on 11/16/10 > Additional note. Spouse is a high school teacher and her income was NOT included in the Lending Club application. She will have a teaching position and full time income when we move. This effectively moves our household debt/income significantly lower. However since the LC application is not joint this is not reflected in the information you as potential investors see.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,905.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Roughly how many years experience do you have in renting out properties? Do you do your own property management? Thank you in advance for your answers.	Great question. I've been renting the first house since 2006. I bought it as a primary residence in 2005 knowing I would leave in a year and continue renting to military folks. It has been rented to military with no gaps in renters. I manage that property, but when current tenants move out (1.5 years), I will turn it over to property manager. The current house, when we leave, will be given to a property manager immediately
I will be funding part of your loan in a day or two after I move funds around. Some of my best tenants are military. Based on my extensive experience with rentals I suggest you monitor any property manager that you use, and always maintain direct contact with your tenants (via email or phone if they are not local to you) even when there is a property manager involved. You are probably already aware of the free service at ahrn.com for obtaining military tenants. Good luck on 100% funding quickly and good luck with your rentals!	Thanks for the info. I was not aware of AHRN at all. I will look into it presently. I have always had decent luck with the housing office on base and the military by owner website.
As a fellow aviator, just wanted to say I'm investing in you and good luck at the Sundowners!	KY! Nice to see you on here. First beer is on me in KW. -Smitty

Member Payment Dependent Notes Series 611671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611671	$10,000	$6,175	6.54%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611671. Member loan 611671 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Avanade	Debt-to-income ratio:	11.04%
Length of employment:	1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Avanade
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,421.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Avanade and where did you work prior to that?	I am basically a sales rep for industry leading solutions based on the Microsoft stack. Prior to that I was a student at Purdue University for 4 years where I graduated with a BS from the Krannert School of Business. I had 3 business management internships before this at Kiewit, Eli Lilly, and Robert Bosch Power Tools Inc.

Member Payment Dependent Notes Series 611779

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611779	$10,000	$6,375	6.54%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611779. Member loan 611779 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	AmWINS Group, Inc.	Debt-to-income ratio:	5.54%
Length of employment:	4 years	Location:	Charlotte, NC

Home town:
Current & past employers:	AmWINS Group, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Help me go from a borrower to an investor. I'm a young professional who is financially savvy and ready to pay off credit card debt in order to save and invest in my future. I'm in a very stable position regarding my career as an insurance broker and have recently received a salary increase that will allow me to become debt-free. That being said, I'd much rather deal with this interest rate than my current CC rate (16.99%). If you have any questions at all, please do not hesitate to ask. I appreciate your help and look forward to being in your shoes soon. Thank you. Borrower added on 11/09/10 > Lending Club, As I wait for my listing to post this evening, I thought it would be prudent to proactively answer some common questions you may have prior to deciding to fund this note. This is obviously an investment on your end and I want to make you as comfortable as possible regarding the following items: my compensation structure/job security, current debt obligations, monthly expenses/budget, and my regimented plan to become completely debt-free. As I mentioned in my initial description, I plan to be in your shoes once this loan is paid back in full. • What is AmWINS Group Inc.? What is your job title and what are your duties? I work for the largest property and casualty wholesale brokerage firm in the U.S. I have been with them for a total of 5 years (including an internship while in college) and really enjoy my job. My current title is Producer (Broker) and I specialize in the Healthcare Industry. I facilitate/negotiate the essential property and casualty insurance products that hospitals must purchase in order to protect themselves so they can provide us care when we need it. My career is going very well and I certainly have no intention of going anywhere. To be honest, I’d like to retire from here years down the road! My compensation structure is salary-based with potential for an annual bonus. I have provided my monthly income (based on salary only) and will try to figure out how to verify that with LC today to increase your comfort level. • What debt obligations do you currently have (please provide balances, interest rates) and which debts do you intend to pay off with this loan? Mastercard - $7,000 @ 16.99% Visa - $3,000 @ 9.99% I will pay off each of these amounts in full upon this note being fully funded. • Can you list your monthly itemized expenses and their amounts? Rent - $600 per month Car Payment - $206 per month The only other monthly expenses are utilities, groceries, gas, etc. • Monthly Budget Gross Income = $5,000 Net Income = $3,400 (after taxes, benefits costs, etc.) • My Plan (with your help!) Once I receive the $10k loan from my investor(s), I will eliminate the debt I currently have the high interest rate. While my recent salary increase has certainly assisted me in working towards eliminating debt and building a foundation for my future, I just can’t justify continuing to pay the interest rates associated with each CC. My credit score and history have allowed me to work with each of you at a rate that would be unintelligent to pass up. The monthly payment was calculated at $306.67 per month, but I will be putting $500 towards the loan amount each month. I know this will cut the loan term a bit short and that will affect your total money earned, but you will be making a financially-sound decision. On another note, you would really be helping me become established and allow me to look forward to the exciting next steps in my life (engagement ring, home purchase, etc.). With a planned payment of $500 each month, I will have this completely paid off by September 2012 and then be in the position to help someone else out. Thank you in advance and I look forward to any further questions!

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for providing all of this information up front. It indicates that you're serious and responsible, and it also saves time for investors. Have you been able to verify your income with LC? The listing still says that it's unverified. Also, the listing says that you have a revolving credit balance of $0 according to your credit report, even though you said that you intend to pay of $10k on your two credit cards with this loan. Do they have the wrong information?	Thank you for your questions. I have emailed LC twice in a proactive manner to provide past pay stubs, etc. to verify the salary portion of my yearly income is at $60k. However, I recieved a brief response stating that per my loan review/approval that LC would not need to verify my income level. This was bothersome to me, as I have attempted to verify this in order to increase the trust and comfort level of my potential investors. If you have any additional advice on how I may be able to get LC to allow me to prove my income, I would greatly appreciate it. As for the revolving credit balance of $0, I'm not sure why it shows as such. I have one credit card with $3k and another with a $7k balance. Both will be paid in full upon funding of this loan. Again, I'm not sure the reason for this. Thank you for your questions and interest. I have answered them to the best of my ability and appreciate your assistance and investment in me.
I called Lending Club because I was curious why they wouldn't verify your income. They said that it's their policy to only verify income when they deem it necessary during their screening process, and that they don't do additional verification even if the loan applicant requests it. So I guess this means that, based on all the information they've verified, that you're a trustworthy lender and that this is a safe loan. I've funded this loan, and I'm glad to better understand the verification process.	Thank you very much for looking into this. I'd verify it if I was allowed! I appreciate your investment!

Member Payment Dependent Notes Series 611810

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611810	$20,000	$2,025	6.54%	1.00%	November 23, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611810. Member loan 611810 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,049 / month
Current employer:	Biotechnical Services, Inc.	Debt-to-income ratio:	24.55%
Length of employment:	6 years	Location:	Little Rock, AR

Home town:
Current & past employers:	Biotechnical Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

This funding request is to payoff the balance of an existing personal loan at a lower interest and reduce my monthly payments. If I receive funding from Lending Club, I will pay off the higher interest loan immediately and carry the Lending Club loan to term.

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,372.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611832

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611832	$12,000	$7,525	5.79%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611832. Member loan 611832 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Mountain View School District	Debt-to-income ratio:	8.55%
Length of employment:	10+ years	Location:	Pomona, CA

Home town:
Current & past employers:	Mountain View School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > We are using the money to re-roof our existing roof on our home that is over 25 years old. Great rates. Borrower added on 11/10/10 > I would like to add that my wife and I have been married for 40 years. During that time we have never miss a payment on any commitment we have agreed to. My wife and I would like to thank all who are willing to invest in our quest to reroof our 1952 craftmans home. Both my wife and I work, her income was not requested, she is a school taecher.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1981	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,102.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Mountain View School District?	Director of Transportation. I oversee the operation of all the transportation and maintence of the Districts school buses.

Member Payment Dependent Notes Series 611846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611846	$15,600	$15,600	8.88%	1.00%	November 19, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611846. Member loan 611846 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Duke Energy	Debt-to-income ratio:	18.56%
Length of employment:	10+ years	Location:	Ripley, OH

Home town:
Current & past employers:	Duke Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > Stable job (20+ yrs) Good credit rating (~750) Installation of geothermal heating & air conditioning at my residence is a solid investment (it will significantly reduce my utility bills - ironically I work for a utility) Thank You!

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,917.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Duke Energy?	I am a Compliance Program Manager - managing compliance activities relevant to operational and planning requirements across the Duke enterprise.
Purpose of loan? Thanks	Installation of a geothermal heating/air conditioning system at my residence.
You initially selected 3-years term for loan repayment. In YEARS, How long do you anticipate servicing (keeping active) this loan before it is paid-in-full? i.e., 3-yrs? 2 to 3-yrs? etc	3yrs. - consistent with loan terms. Would like to payoff earlier but at this time that is not feasible.
Your credit reports shows you have $40K in outstanding revolving debt - is this accurate? What are your typical monthly expenses? How much do you expect geo-thermal to save you in monthly expenses? Will you be staying in your home long enough to see a solid ROI on this $15K improvement? (The estimated ROI period for solar is the main thing keeping me from putting panels on my house - I don't plan to be in this place that long!) Thanks, and good luck!	The revolving debt is a little high and not a concern. ROI for geo-thermal heat/air at my residence is 6-7 years and I certainly don't plan to move.

Member Payment Dependent Notes Series 611857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611857	$8,000	$8,000	13.72%	1.00%	November 19, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611857. Member loan 611857 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	The Candle Factory	Debt-to-income ratio:	6.75%
Length of employment:	< 1 year	Location:	Waxhaw, NC

Home town:
Current & past employers:	The Candle Factory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I just went through a divorce and lost my insurance. Need this money to pay back some medical bills. Thanks!

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	2
Revolving Credit Balance:	$4,069.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611933	$18,000	$18,000	8.88%	1.00%	November 22, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611933. Member loan 611933 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	department of homeland security	Debt-to-income ratio:	18.38%
Length of employment:	4 years	Location:	maspeth, NY

Home town:
Current & past employers:	department of homeland security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > The Lending Club is a great website, that can help many middle Americans get that much closer in briging the gap, by offering a better way of getting loans. Finally the nickel and diming stops here. Borrower added on 11/16/10 > Much appreciation to all the investors.Thanks Borrower added on 11/17/10 > Once again thanks you, we have passed the .5 marker yey, help here you come ... Borrower added on 11/18/10 > ...only 4 days left, crossing fingers that the last 40 percent is reach... ") Borrower added on 11/20/10 > Amazing... Simply put

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,969.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the department of homeland security?	I am requesting loan to help with my family, I have accumulated credit card and school loan which are not good for my future with my family. I am 25 and thinking about the future, specifically, about possibly buying a home in 5 years. In this quest, I was recommended to put down my balances to make myself a better person in the banks eyes. I have great standing with the banks, have always paid on time and such but the banks charges way more for loans. As for my job I do work for DHS, but I am not comfortable saying what exactly is what I do, sorry but that is sensitive.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. Expenses (monthly basis) Rent 600 phone 90 food 300 2. Debt (monthly payments 600) citibank loan 20 apr 15000 macys amex 29.99 apr 10000 student loan 11 apr 3500
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I am planning or trying to plan for the future by lowering my debt, and then possible owning a home from which my family can live a certain and secure life. 1. Expenses (monthly basis) Rent 600 phone 90 food 300 2. Debt (monthly payments 600) citibank loan 20 apr 15000 macys amex 29.99 apr 10000 student loan 11 apr 3500
No car expenses or utilities? Are you the sole wage earner?	I live in NYC, we have an amazing transit system that takes you to many places at all hours for just under 3 bucks, I enjoy using this mode of commute over a car. A car would mean much more money; gas, parking, tickets, fixes, car note, and insurance. Taking the train is loads less ... As for utilities, my rent incorporates this, it's my portion. I share rent ( which includes utilities).

Member Payment Dependent Notes Series 611936

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611936	$10,000	$10,000	10.36%	1.00%	November 22, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611936. Member loan 611936 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,292 / month
Current employer:	Holaday-Parks Inc.	Debt-to-income ratio:	3.84%
Length of employment:	4 years	Location:	AUBURN, WA

Home town:
Current & past employers:	Holaday-Parks Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,954.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Holaday-Parks Inc.?	I am a project manager and estimator for mechanical construction.
Please list for every debt you have (credit card, car loan, mortgage, student loan, medical and so on) the amount, interest rate, and the amount you pay each month. And, precisely what will you do with this loan? And, has the way you use credit cards changed over time?	mortgage at 5.35%, $192,000 balance, $1298 monthly including escrow, Visa with a $4700 balance, $88 monthly, another at $4000, $65 monthly. both are at around 14%. I intend to consolidate the debt into a single payment, rather than trying to pay off the cards here and there.
Please list the balances, APRs, and monthly payments for the cards you are consolidating with this loan. thanks!	Visa with a $4700 balance, $88 monthly, another at $4000, $65 monthly. both are at around 14%.
You have requested a loan of $10,000, but your two credit cards total $8700. How will the additional $1300 be used?	When i first requested the loan, the balance of my cards was approx $9300, but i have been able to pay it down somewhat this month. after the $400 service fee, that leaves $9600. Any extra money that i recieve from the loan i would simply use to pay back the loan.

Member Payment Dependent Notes Series 611940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611940	$16,000	$10,425	9.99%	1.00%	November 23, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611940. Member loan 611940 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	lodgenet	Debt-to-income ratio:	5.47%
Length of employment:	3 years	Location:	Colton, SD

Home town:
Current & past employers:	lodgenet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,733.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at lodgenet?	I am a Computer Technician. I repair computers and install software.

Member Payment Dependent Notes Series 611966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611966	$19,000	$19,000	16.69%	1.00%	November 23, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611966. Member loan 611966 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	ESTEE LAUDER COMPANIES	Debt-to-income ratio:	13.84%
Length of employment:	9 years	Location:	BRENTWOOD, NY

Home town:
Current & past employers:	ESTEE LAUDER COMPANIES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	23
Revolving Credit Balance:	$17,483.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for ESTEE LAUDER COMPANIES?	I am the Accounts Payable Manager for North America.
You initially selected 5-years term for loan repayment. In YEARS, How long do you anticipate servicing (keeping active) this loan before it is paid-in-full? i.e., 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc	The faster I can pay this loan off the better, I anticipate to pay it off in 3 to 4 years.
1. what was the delinquency 23 months ago? 2. please list, for EACH of the debts you plan to refinance with this LC loan, the AMOUNT of each particular debt and then APR of that particular debt. if ANY of them have APRs belowthe LC loan you desire, please provide a LOGICAL rationale, with a sound fiscal basis, for why you elect to pay higher rather than lower interst [i.e., something other than "to have one easy payment"]. thanks!	The reason why I am requesting this loan is because I have a high interest credit card of 26%. The balance is about 18,000, and the minimum payment is very high. By paying of this credit card I will be lowering the monthly payment which will allow me to use the funds that I am saving to pay of other smaller credit cards. For example the Chase account. Then the others like Macy's which is about 400, etc.. With what I save in one month I can pay off the balance. The only delinquency that I can think of 23 months ago was a GYM that I had cancelled and they kept billing me, I refused to pay them since I had cancelled.

Member Payment Dependent Notes Series 612022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612022	$8,650	$8,650	9.62%	1.00%	November 19, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612022. Member loan 612022 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	California Harley Davidson	Debt-to-income ratio:	7.14%
Length of employment:	5 years	Location:	Redondo Beach, CA

Home town:
Current & past employers:	California Harley Davidson
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,030.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at California Harley Davidson?	Factory trained mechanic. Master level. I perform motor, electrical, and chassis work on Harley Davidson motorcycles. I have been wrenching on bikes for eight years.
Could you enter a description for this loan?	Loan is for a 2005 special construction motorcycle. Custom made. Only 500 miles. Motorcycle is powered by Harley Davidson evolution motor. Four - speed transmission, kick start. Rigid frame. Great condition.
What are your $ monthly costs (rent, car, utilities, CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Aproximately $1500.
Could't you go thru HD for your loan ?	HD dealerships will not finance non - oem HD motorcycles. The motorcycle I would like to buy has a HD motor but is not a HD motorcycle.

Member Payment Dependent Notes Series 612025

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612025	$22,400	$14,700	10.36%	1.00%	November 23, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612025. Member loan 612025 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,625 / month
Current employer:	Chevron USA,Inc.	Debt-to-income ratio:	18.70%
Length of employment:	10+ years	Location:	Mobile, AL

Home town:
Current & past employers:	Chevron USA,Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Home Improvement Loan / repair Take Great Pride in Paying debts on time ,never late,and early Been with Chevron USA for almost 20 years this year Borrower added on 11/09/10 > Chevron USA,Inc. Corp. Address San Ramon,CA. I work @ the Chevron Pascagoula,MS. Refinery I live in Mobile,AL. Borrower added on 11/09/10 > Future Plan To get House in order,Sell and down size.Take proceeds pay off current debts. Borrower added on 11/09/10 > I work a great deal of overtime, so my budget does include paying this debt off early.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,432.00	Public Records On File:	0
Revolving Line Utilization:	77.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Chevron USA,Inc.?	Refinery Operator

Member Payment Dependent Notes Series 612039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612039	$12,000	$12,000	14.46%	1.00%	November 17, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612039. Member loan 612039 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Kids Adventures	Debt-to-income ratio:	16.36%
Length of employment:	2 years	Location:	Denver, CO

Home town:
Current & past employers:	Kids Adventures
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > I am a trustworthy applicant looking to consolidate my debt. I have never and will never miss a payment on anything.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,847.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Kids Adventures and where did you work before that?	I am a childcare director at Kids adventures. So I run the childcare program for the school which I work for. I love going to work every day and it's a very rewarding positiont. I worked for an art gallery before that.
Hi I'm interested in investing in your loan, but could you please detail your monthly expenses (rent, food, car payment, etc...)?	My husband's paycheck goes towards rent and the car payment. I spend about $350 a month on food and about $200 on gas.
Can you list for us your husbands income?	My husband makes $59,000 a year plus OT and bonuses

Member Payment Dependent Notes Series 612044

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612044	$16,000	$12,625	8.88%	1.00%	November 23, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612044. Member loan 612044 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Svadlenak See & Co	Debt-to-income ratio:	6.21%
Length of employment:	5 years	Location:	Houston, TX

Home town:
Current & past employers:	Svadlenak See & Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Foundation repair and roof replacement. Borrower added on 11/08/10 > I plan to use the funds to repair the foundation and replace the roof.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,517.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Svadlenak See & Co?	Accountant, Audit automobile dealers and prepare individual and corporate tax returns.
Would you please explain the delinquency from 41 months ago that appears on your credit history? Also would you please verify your income with Lending Club? If you can do these two things, I would be happy to invest in your loan. Thanks	The only item on my credit that was taken care of was an issue reguarding payment for medical services while in the millitary. I have taken care of this and the military classified my condiion as "service connected". I have been informed by Lending club to not send the information you are requesting. They stated if they need the information they will request the documentation. Thanks, Chris
Will you accept the loan if it is not fully funded? Will you seek the remaining funds from another source?	Yes, I will accept the loan if not fully funded. I had anticipated the loan would fund to approx 60% based on Lending Clubs information and have accounted for so. I will not need to seek outside financing and plan to return all funds to lenders ASAP.

Member Payment Dependent Notes Series 612144

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612144	$6,400	$6,400	12.61%	1.00%	November 17, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612144. Member loan 612144 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,989 / month
Current employer:	Talaris	Debt-to-income ratio:	20.71%
Length of employment:	10+ years	Location:	Deltona, FL

Home town:
Current & past employers:	Talaris
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Screen room for back porch area.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	58
Revolving Credit Balance:	$7,322.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 612154

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612154	$18,000	$11,750	5.79%	1.00%	November 23, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612154. Member loan 612154 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	UPS	Debt-to-income ratio:	12.02%
Length of employment:	10+ years	Location:	Burke, VA

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,475.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 612179

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612179	$14,000	$14,000	13.72%	1.00%	November 17, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612179. Member loan 612179 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Wind River	Debt-to-income ratio:	14.19%
Length of employment:	4 years	Location:	MORRISVILLE, PA

Home town:
Current & past employers:	Wind River
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > The entire balance of this loan will be paid in full on 1/31/2011. My pay is based in large part on quarterly bonuses.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	73
Revolving Credit Balance:	$38,302.00	Public Records On File:	1
Revolving Line Utilization:	61.20%	Months Since Last Record:	81
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 612199

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612199	$9,500	$9,500	10.36%	1.00%	November 17, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612199. Member loan 612199 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	rivercross hospice	Debt-to-income ratio:	11.09%
Length of employment:	1 year	Location:	bartlesville, OK

Home town:
Current & past employers:	rivercross hospice
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	68
Revolving Credit Balance:	$8,999.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Wwould you please explain the delinquency from 68 months ago on your credit report? Thanks.	I missed some payments and then paid it off

Member Payment Dependent Notes Series 612223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612223	$16,500	$16,500	9.25%	1.00%	November 23, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612223. Member loan 612223 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,516 / month
Current employer:	State of NC ITS	Debt-to-income ratio:	10.78%
Length of employment:	5 years	Location:	Dugspur, VA

Home town:
Current & past employers:	State of NC ITS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > The purpose of my loan is to finance a home addition and remodeling project. I will be adding a master bedroom and bath of close to 400 square feet to my residence. Also, an existing bathroom will be remodeled to expand an eating area and to add a laundry area. My contractor has given me an estimate of $46K and is ready to get moving and beat the winter weather. I have around 2/3 of the cost available in cash but wish to finance the remaining with a P2P loan. I have a stellar credit rating, a stable employment situation, and have never been late on any payment making this a safe/solid loan for the investor.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,916.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the $12,916.00 revolving credit.	Here are my revolving credit accounts with current balances: Discover Card: Limit 20,000 ; Balance 5,780; Monthly Payment 115 BB&T MasterCard: Limit 15,300; Balance 4,520; Monthly Payment 75 BOA MasterCard: Limit 5,000; Balance 1,325; Monthly Payment 25 Best Buy: 4,600; Balance 1,130; Monthly Payment 15
Member 612223 (Master Bedroom etc.) Thanks for the breakdown of your revolving credit. What was the purpose for and use of that money?	The majority of it was for home furnishings, vacations, and electronics.
You initially selected the 5-years term for loan repayment. In YEARS, How long do you reaslistically anticipate to service (keep active) this loan before it is paid in full? i,e., Full 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3-yrs. 1 to 2-yrs? etc.	My best estimate would be the full 5 years with a slight possibility I would keep it active for 4-5 years.
what are your fixed monthly expenses?	Type your answer here. Mortgage 743 Utilities 100 Auto Insurance 160 Phone/Internet 120 Direct TV 70 Parent College Loans 450

Member Payment Dependent Notes Series 612229

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612229	$3,000	$3,000	5.79%	1.00%	November 18, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612229. Member loan 612229 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Indus Corp	Debt-to-income ratio:	7.79%
Length of employment:	2 years	Location:	Columbia, MD

Home town:
Current & past employers:	Indus Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > New vinyl windows keep the heat

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$780.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Indus Corp and where did you work prior to that?	I am a computer analyst assisting user with custom in house software aswell as commercial of the shelf packages. I have worked in this industry for over five years. Prior to Indus I worked in the same capacity at CUNA in the district. Although I was more hands on with the end user it furthered my advacement immensly

Member Payment Dependent Notes Series 612238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612238	$5,000	$5,000	13.72%	1.00%	November 22, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612238. Member loan 612238 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Wai-ching	Debt-to-income ratio:	10.17%
Length of employment:	3 years	Location:	seattle, WA

Home town:
Current & past employers:	Wai-ching
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,405.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 612322

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612322	$20,000	$20,000	18.54%	1.00%	November 23, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612322. Member loan 612322 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Willis of Michigan	Debt-to-income ratio:	18.69%
Length of employment:	< 1 year	Location:	huntington woods, MI

Home town:
Current & past employers:	Willis of Michigan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > debt refi, always pay bills on time Borrower added on 11/09/10 > debt refi

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,109.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was your start date with Willis?	10.25.10 prior to that I was with another firm for 10 years
Please itemize, for each debt you plan to pay off with this loan, the AMOUNT of that particular debt and the APR of that particular debt. If any of those APRs are less than the LC loan you hope to get, please provide a logical & fiscally responsibler reason WHY you elect to pay a HIGHER rate with LC than you are obligated to do with your current debt [i.e., something other than "I want one easy monthly payment"]. Thanks!	some apr's are lower and a few are a bit higher or the same. also need to pay off some taxes i have. also looking to lower over all payment. this would be a good deal for me.
Since this is a debt consolidation loan, please detail each of your current debts. For each one list the balance, interest rate, and amount you pay monthly. Also, list which will be consolidated using this loan and which will not.	2700 balance 15,000 balance 900 balance i will save a few hundred dollars a month
I would greatly appreciate your answering the question above. Perhaps it would help if I framed it this way: "Please provide, for EACH debt you plan to pay off with this ~21% LC loan, the AMOUNT and the APR for that particular loan. Please do not respond with, e.g., "various loans ranging from 10% to 30%," or with other kinds of answers which fail to convey whether you will use this loan to ONLY pay off HIGHER interest loans. ALSO, if you plan to use the LC money to pay back taxes, please also state HOW much tax you owe, whether the tax is already overdue, if so whether the IRS has a lien on your property or is garnishing your wages, etc. If you plan to use this loan to pay ANY lower-interest loan, please provide a mathematically intelligent reason for this plan (i.e., something other than "I think having one monthly payment is more important than saving hundreds of dollars annually in interest"). Please understand that I ask these questions in this way ONLY because of the unbelievable numbers of LC borrowers who appear to be too lazy to pay more than one bill a month, and would rather pay hundreds of dollars of interst unnecessarily. Thanks!	not lazy, vp in sales, own a business, no liens on anything, just need to lower monthly payments, trying to be smart about this. very motivated, looking to expand my business that i have also
Hi, Could you answer Member 492883's question? (For each one list the balance, INTEREST RATE, and AMOUNT YOU PAY MONTHLY. ALSO, list which WILL be consolidated using this loan and which WILL NOT.) Thanks!	i have answered this question several times. it will lower my monthyl payments and I owe $3000 for some taxes that were due in Sept 2010, thats it. This will lower my monthly payments overall.
you have not yet answered either of my questions. regarding the debts you plan to pay off, the question has NEVER been whether this loan will lower your monthly payments. the question, to which i [and apparently others as well!] would greatly appreciate an answer, has ALWAYS been "for each debt you plan to pay off with this loan, please provide the AMOUNT of that debt and the APR of that debt." this is a question i routinely ask and require and answer to, prior to funding a loan. sometimes I have to ask it twice in order to get an answer. you are the FIRST borrower who has NOT answered it after repeated requests, not just from me but also from another lender. this is extremely suspicious behavior on your part. my other question, for which i continue to wait for an answer, was "whether the tax is already overdue, if so whether the IRS has a lien on your property or is garnishing your wages, etc." thanks.	$6700.00-19.5% $9500.00 -17.8% no tax liens at all, its only a month behind for 2010
Please list the DETAIL - e.g. Visa (Cap One) 3,000 at 15% APR and so forth. That would greatly help people support you. Saying "lower my payments overall" isn't enough detail.	$6700 $9500. pay remaining 2010 tx bill, a month behind. no liens or wages garishments
Great. I had been waiting for your answer too. So, now, can you help me to understand why you want to pay off a 9,500 loan at <18% with a new loan at ~21%? This is not as bad as some lenders here, who say they want to pay off 10% loans with 15-20% ones but it doesn't make sense to me. Thanks.	Big pocture I need to pay this cc off and it helps lower my monthly payments a lot. This will be a good deal for me
Why are you so vague and unwilling to provide detailed answers? Is this because you want to hide something?	not hiding anything! I am trying ti improve my cash flow and pay off some taxes that were due a month or so ago. Nothing to hide at all! I pay my bills on time, need to improve cash flow, thats all!
Please clarify for me, and for the others who are frustrated with your vague answers, WHY you believe that paying off a <18% loan with a 21% loan will "improve your cash flow." This does not sound like a fiscally responsible plan, or a logical construct. "I need to pay this cc off" is NOT a responsive answer -- the fact that a you "need to pay" a <18% debt off does not explain why you "need to pay" it off with a 21% debt (which you then, of course, will "need to pay" off, but at a HIGHER rate of interest). Also, can you please share what exactly you do, for your $150K salary, at Willis?	i am in sales and this loan will help me pay off my debt quicker. I also need to pay off a reamaining tax bill that was due a couple of months ago. Me working at Willis should not be an issue. This is a debt consolidation. I am very successful in my career and also own a business. This will help me with cash flow each month. have not been vague
Your answers left me feeling nervous. I've passed on your note.	nervous about what? there is nothing to be nervous about. I need to combine some debt and lower monthyl payments, that is nervous? hmm? never misssed a payment in my. I am very sorry you feel that way
i have a sore finger so please dont make me ask again. Please clarify for me, and for the others who are frustrated with your vague answers, WHY you believe that paying off a <18% loan with a 21% loan will "improve your cash flow." This does not sound like a fiscally responsible plan, or a logical construct. "I need to pay this cc off" is NOT a responsive answer -- the fact that a you "need to pay" a <18% debt off does not explain why you "need to pay" it off with a 21% debt (which you then, of course, will "need to pay" off, but at a HIGHER rate of interest). Also, can you please share what exactly you do, for your $150K salary, at Willis? "In sales" is insufficient. WHAT do you sell, to WHOM to you sell it? Thanks,	asst. vp of employee benefits, sell group health insurance and consult to large companies. it is a good plan, my monthly payments each month overall will be less! not vague at all. i know what i am doing. sorry you do not feel that way. very successful.
You are just not "getting it" I dont mean the loan, well u wont be gettin that either. but you dont get it. Why you're here! Why your lenders are here. You need help. We are here to help. But you are not helping us help you. If an investor thinks you're being vague, then you are, your own opinion notwithstanding. We review hundreds of applications and ask questions based on what we see or dont see. Somebody want to invest in you, and you give them vague answers and short-shrift responses. This loan will not be fulfilled. When you re-submit, I advise you that we are not a machine you just give answers to. We are not the gov't and we're not looking to fill in blanks on an application form. We are people with money that you want to borrow. I'm not saying beg, I am saying be forthright, honest and answer a question with facts. e.g., why are you taking out a 21%loan to pay off 18% loan. It may make sense to you, but no one here understands.You've been at a job < one year, that raises a flag. What banks issue your credit cards, what are the interest rates on each one and the balance that goes with it. What are each credit cards monthly payment. What are your other monthly expenses. What year is you car, is there a loan on it. How much is your mortgage? You dont have to answer these questions... and we dont have to fund your loan. Good luck	the last job i was at, i was there for 10 years.; just started a new job saem industry. not hiding anything from anyone. trying to improve my cash flow thats all. my mortgage is 1389.00 a month, make 150,000 plus comission have some CC debt and I need some relifef. what else do you want to know. i have nothing to hide, never done this before, sorry if u think i am being vague, not trying to be
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level, moving forward?	cut expenses, lower car payment, combine monthyl living expenses where i can i.e cable phone internet, etc...
how did u cut expenses, how did u lower car payment, what cable services did you cut, Once again you have failed to list adequately the following: What banks issue your credit cards, what are the interest rates on each one and the balance that goes with it. What are each credit cards monthly payment. What are your other monthly expenses. What year is you car, is there a loan on it. How much is your mortgage?	saved over 100 on car payment went from 08 acadia to a 2010 accord, changed cable providers and combined all three services, phone, internet and cable saved over 50 month, mortgage is 1389.00 a month, car payment went from 635 from 519 target national bank nordstrom national bank
Hi Guys: I would like to point out this loan is 18.5%, not 18.5 2.5 = 21%. It is 2.5% more than a 36 month note. So paying off a 17% loan isn't so odd, if he doesn't just run it up again. Thanks.	will not be running up debt again, trust me! Thanks

Member Payment Dependent Notes Series 612325

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612325	$9,000	$9,000	12.98%	1.00%	November 18, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612325. Member loan 612325 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,256 / month
Current employer:	employment development department	Debt-to-income ratio:	10.57%
Length of employment:	9 years	Location:	stockton, CA

Home town:
Current & past employers:	employment development department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > Hello I have been with my job for 9 yrs and I have pretty good credit. I plan to purchase a used car and pay for my insurance for the entire year. My current cars transmission is totally gone and to replace it cost alot of money and the guarantee for the transmission is only 90 days so I would rather not take the risk. My budget is about 200.00 a month. I want to make comfortable payments. My job is very stable and I have never been laid off.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	54
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	Type your answer here.Actually I would never take five years to pay this type of loan off. I actually plan to pay the loan off in about 18 months. I will make double payments at times and when I get my takes next year I plan to pay a lump summ down. Thank You

Member Payment Dependent Notes Series 612326

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612326	$12,500	$12,500	12.61%	1.00%	November 19, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612326. Member loan 612326 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	n/a	Debt-to-income ratio:	4.96%
Length of employment:	3 years	Location:	Yuma, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > The business has been running since 2007. In August 2009 I went full time into the business. Our core product is toys and games and our main avenue of sales is Amazon.com. We are currently expanding into Amazon.co.uk to take advantage of price variations in the 2 countries and are currently buying some inventory from there. The funds are to be used to acquire inventory. Having had a great Christmas last year, we want to be better prepared for it inventory wise. The only thing that held us back from making even more money last Christmas was hours in the day and funds to acquire inventory as we only receive sales funds every 2 weeks. We hope to fix that this year by hiring a person to help and to obtain a loan. We feel we are a good candidate for a loan because: - Our business is already profitable even during the quiet months. Our business could drop 40% and we could still meet all our commitments comfortably. We actually do about x6 the business in December that we do in the quiet months so a 40% drop is not going to happen. - Our overheads are tiny. We outsource the storing, packing, shipping and customer service directly to Amazon via their FBA program. Our time is spent sourcing profitable inventory, and shipping it to their warehouse. We run the business from home so the costs above our normal cost of living for the business is nearly non-existent. Our cost of living is low. - My credit is mint. No late payments, no default. The only reason my credit is not in the A category is because I moved to the US from the UK about 6 years ago and when you move here your credit starts from when you get your U.S social security number. - Our margins are healthy. From our sales, 25% is commission and shipping, 35-38% is cost of goods and 32-35% is profit. We get paid by Amazon every 2 weeks and re-plow every penny we can back into the business. This has allowed the business to continue to grow. The money will go through the business several times so the profit we can earn on a loan is far greater than 32-35%.

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,505.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 612332

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612332	$8,000	$8,000	13.72%	1.00%	November 17, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612332. Member loan 612332 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,519 / month
Current employer:	Hometown Bank	Debt-to-income ratio:	24.12%
Length of employment:	9 years	Location:	Seneca, MO

Home town:
Current & past employers:	Hometown Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > I am a current client and like the way that the loan process works. I would like to borrow another amount to consolidate a few smaller credit card balances.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$124,422.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: Position (Job/What you do) for employer? a-n-d You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	I lend money to small businesses and ag clients. My intention is to payoff the loan in 12-18 months. Thanks for your consideration.
Could you please explain why you chose a 5 year payment plan with a higher interest rate when you are planning to pay the loan off in 12~18 months? Thanks	I did that for a smaller payment in the interim period. I believe that having a smaller payment is more beneficial for me than paying a little more in interest during that period. Thanks for the question...

Member Payment Dependent Notes Series 612366

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612366	$15,000	$15,000	15.20%	1.00%	November 18, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612366. Member loan 612366 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	American General Life & Accident	Debt-to-income ratio:	3.70%
Length of employment:	3 years	Location:	Irving, TX

Home town:
Current & past employers:	American General Life & Accident
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	47
Revolving Credit Balance:	$22,077.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain why your loan was removed and relisted.	My loan was set to expire or fund on 11/9/10. At that point it had already been 100% funded for a couple of days. When I called in on 11/8/10 to ask why I had not received the money in my account yet Lending Club said that they needed income verification (W2, etc.) and said that they should have sent me an email with that request. I told them I never received any email from them. They admitted that they did not send me an email so they sent it that day (11/8/10). When I got the email it said that I had 3 days to get the information to them. Well the next day (11/9/10) the loan was de-listed. When I called back in to them asking why it was removed when I was supposed to have 3 days they admitted that they made a mistake and so now the only option was to re-list the loan. Hope that made sense...
Would you please provide some details regarding the delinquency from 47 months ago that shows up on your credit report? This listing doesn't show that your income is verified. Would you please secure the verification with Lending Club? Thanks.	I'm not aware of any delinquency on my credit report. I will have to look into that. Yes I will send in my income verification. I was just waiting to see if this loan was close to being fully funded. Thanks!!

Member Payment Dependent Notes Series 612371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612371	$11,000	$11,000	10.36%	1.00%	November 22, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612371. Member loan 612371 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Noble Systems	Debt-to-income ratio:	17.54%
Length of employment:	5 years	Location:	OKLAHOMA CITY, OK

Home town:
Current & past employers:	Noble Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,316.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Yes, certainly. I am consolidating two credit cards: $9300 @ 19.99% APR $1140 @ 0% APR (introductory balance transfer offer) My goal is to pay off this debt within 18 months. Consolidating at a lower APR is my best option toward doing so. Regarding the issue of accruing new debt, I have destroyed 2 of my 3 credit cards, one of which was recently paid off in full. The remaining card is being kept only for emergency use. However, I also have approximately 10% of my income transferred automatically into a high-interest ING Direct savings account to save for emergency spending. So, whilst I cannot guarantee to you that I will never incur new debt, it would be extremely counterproductive to my goal of being debt-free within 18 months, and I have planned my finances such that debt will not be used other than as a last resort in an emergency.

Member Payment Dependent Notes Series 612413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612413	$22,000	$22,000	20.77%	1.00%	November 22, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612413. Member loan 612413 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Maritz	Debt-to-income ratio:	23.19%
Length of employment:	5 years	Location:	Troy, MO

Home town:
Current & past employers:	Maritz
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > I would like to use about half of the money to pay off a credit card and the other half for some home improvements.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,483.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	For employment and salary verification please call 1-800-367-5690 or log into www.theworknumber.com. You will have to register to be able to use. They will ask you for the following information. Employer: Maritz Employer Code: 10325 My SSN: ###-##-#### Salary Key: 868441
What is Maritz and what do you do there?	Maritz is a corporate travel adminstrator and web learning provider located in Fenton, Missouri. I am a Lead Analyst/Senior Computer Programmer working on the Toyota/Lexus Certification project.
Please verify your income with Lending Club, this will attract much more lenders.	I have sent the instructions on how to verify my employment and salary information to support@lendingclub.com. I have created a "SalaryKey" id at www.theworknumber.com so they can get a complete history of my employment and salaries over the last 5 years.
What is the current rate and amount owed on the debt you wish to pay off? What is the home improvement's you plan on doing?	25% on $13,000. I am rebuilding the Sundeck on my house which is falling apart. There are several smaller repairs that need to be fixed as well. The house is 20 years old and needs a new sidelight for the front door which is cracked, a replacement intercom system from Broan for the current one which doesn't work, and two small retaining walls to replace the existing ones which are rotting out.
Please contact Lending Club at (support@lendingclub.com) to verify your income, and I will be happy to help fund your loan. Thanks!	I have sent the information on www.theworknumber to support@lendingclub.com. That is the only way I have to verify my income and employment.
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I have sent the information on www.theworknumber.com to support@lendingclub.com. That is the only way I have to verify my income and employment.
Would you please list the revolving credit debts that you do not (repeat "not") plan to pay off with the proceeds of this loan, including the interest rate currently being charged you for each. Thanks in advance for your cooperation.	I have three other credit cards. A Chase M/C with 5k at 14% and a Discover with 7k at 11%. We have been paying down on the higher rated Citi M/C at 25% which this loan will pay off the 12k balance. I also have a USBank card that my daughter uses at college. Her stafford loan pays that off every year. She graduates in Dec 2011 and she uses it for living expenses. I just received 2 car loans this summer. My car died so I bought a 2006 Jeep for my daughter for 11k at 4% for 5 years. I took her 2006 Cobalt which had two years left on the old loan at 7% and refied the 4k left on it for 3 years at 3.5%. The Citi, Chase and Discover cards were all 0% when we got them to help pay for medical bills several years ago. After I pay this loan and the Cobalt loan off in 3 years I will then pay both Chase and Discover off within one year. Thank you for your help.
Why so many credit inquiries (8) in the last six months?	I was looking for a new car for my daughter over the summer as I was taking her car for myself and refinancing it at a lower rate. I applied for several car loans but only accepted the two best.
Any other household income not listed above?	My wife is currently looking for another job. She had to quit her last job this past September as a cleaning lady for a local business because the work was becoming to physically strenuous. It's a long story but to make it brief the boss kept adding additional work to what she was originally hired for. Near the end they had her painting rooms and laying new tile floors after she tore up the old tiles. They were paying her $11 an hour to save paying a professional to do the work. There will be additional income again at some point in the near future. I have a few other assets but they are not liquid. I have two vehicles that are paid for, a 401k, and a large amount in I-bonds that I really don't want to touch unless it's a last resort.
What is the current value of your home and mortgage balance? Also, will your daughter be responsible for her own college loan repayment or do you expect to support her after she graduates?	My home was appraised at $380,000 in 2006. I do not know what it would appraise for today. The current balance in $308,000. We refied the home in anticipation of my daughters college and have an interest only payment option for the first ten years. I did this to keep my expenses down while she was in school so I could help her with tuition. She pays half and I pay half. She has two stafford loans that are deferred until 6 months after she stops attending college. She is going to school to become and architect. After she graduates from Mizzou next December she still has 2 more years of graduate school. Those loans will be deferred for at least three more years and maybe a little longer. There are only a few colleges that offer a degree in architecture and she has not decided on one yet. She wants to do this on her own as she is very independent but I intend to help her as much as she will let me.
Hi Do you plan on carrying this loan for the full 36 months or pay off earlier (12 months, 24 months, etc. etc.). Thank you very much.	That depends on if my wife finds a job. If she does then I will add a percentage of here income to the payment. If not I plan to go the full 36 months.

Member Payment Dependent Notes Series 612490

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612490	$12,000	$12,000	10.36%	1.00%	November 23, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612490. Member loan 612490 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	British Telecom	Debt-to-income ratio:	0.71%
Length of employment:	1 year	Location:	MIAMI, FL

Home town:
Current & past employers:	British Telecom
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,742.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your listing shows that your income is more than $9000 a month. Is this correct? Would you please verify your income with Lending Club.If you verify your income, I would be happy to invest in your loan. Would you also please describe what you do for British Telecom? Please also explain why this loan is necessary. You have a high income. So why do you need a loan? Thank you.	Hello, This is correct - I sent the documentation to Lending Club, so they can certify my income. I am using this loan to have 100% money necessary for a swimming pool in my house - the reason why I am using a loan is because I don't want to use money that is already invested(and making more than in interested rate) to fund this project. My intention is to pay the loan in much less time - maybe in less than one year. I work as a Sr. Consultant, for BT Global Services. I perform information security analysis of customers environment.
Hi. How much is your mortgage payment? Any other debts besides the ~$3700 revolving balance? Thanks!	Hello, Mtgage pmts is 1950U$. No more debts. I'm only getting this loan so I don't have to use my investments(more % overseas than 12%APR). Thanks
How long have you owned the current home?	For 1 year now.

Member Payment Dependent Notes Series 612510

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612510	$25,000	$25,000	15.57%	1.00%	November 19, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612510. Member loan 612510 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	USPI	Debt-to-income ratio:	23.78%
Length of employment:	7 years	Location:	Addison, TX

Home town:
Current & past employers:	USPI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > I am a very trustworthy individual that has accumulated a $130K in non-mortgage debt, largely due both parents being out of work for an extended period of time. Despite the magnitude of my debt, I have no late payments on my credit report and I make enough money to make the required payments. I am looking to consolidate this debt and would be willing to pay an above-market rate for someone willing to take a chance on me. I have been employed in a prestigious position with the same employer for 7 years and have no dependents. I am a CPA and MBA, making $180K plus bonus per year. I have a spotless repayment record and I am not willing to risk my professional reputation by defaulting on a loan I would like this opportunity to be a win-win for both myself and you!

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$98,433.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your budgeted monthly income, and expenses for your household? Please list the credit cards/debts you intend to pay off with this loan, along with their current interest rates, balances, and average monthly payments you make on each. Thank you!	Monthly take home (after 401K and deferred comp contributions) is $10,200. Year to date take home though October was 133K. (Bonus is paid annually in February/March so year to date average monthly take home is higher than current monthly take home). I have $100K in credit card debt and $30K in automobile debt. Expenses (including minimum existing debt service payments) per month are 8,300. My expenses until very recently were much higher than $8,300 per month because I was subsidizing my parents' household by approximately $4,500 per month for nearly 2 years. If I am successful in obtaining this loan, I am planning on using 100% of the proceeds to pay off a Citibank debt of roughly $25K which has a rate of 29.99% and a monthly payment of ~$700. Citibank increased my rate rougly 9 months ago despite the fact that I have been a customer since 1996 and never made a single late payment. I've canceled this account and I really desire to get this debt paid off. The circumstances that gave rise to the level of debt I have today are behind me (parents are now both employed) and I plan to aggressively attack the remainder of my credit card debt. If I obtain this loan I will have 75K remaining in credit card debt. Of this amount, I expect to have 60K paid by 12/31/2011, and excluding this loan my only unsecured debt on 12/31/2011 would be $15K.
What happens if one or both of your parents lose their job again?	The situation today is significantly different than when they both became unemployed. 1.) When they became unemployed, they'd just been hit with several large "nonrecurring" expenses including approximately $25K in funeral expenses for both of my grandparents and about $20K in foundation repairs necessary to prepare their home for sale. 2.) We've "downsized" them into a smaller more affordable home with payments that are still manageable if one of them should lose their job again. 3.) My salary has increased. In the past to cover their expenses plus my own I had to incur new debt. Allthough their situation is much more stable today, if I did have to help them out again, I wouldn't have to incur new debt to do so.

Member Payment Dependent Notes Series 612527

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612527	$16,800	$16,800	15.57%	1.00%	November 22, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612527. Member loan 612527 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,294 / month
Current employer:	Dept. Of Treasury	Debt-to-income ratio:	18.87%
Length of employment:	10+ years	Location:	Bowie, MD

Home town:
Current & past employers:	Dept. Of Treasury
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Pay off all small debts and put new roof on home.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112,875.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What makes up the $112,875 in revolving debt that you carry? What are your budgeted monthly expenses, and income for your entire household? Please list the credit cards/debts you intend to pay off with this loan, along with their current interest rates, balances, and average monthly payment you make on each. Thank you!	Type your answer here.I don't have 112,875 revolving debt. Chase $2600 $150 mo. " 1100 100 " CitiCard 1500 200 " Airtran 500 100 " Chase 5000 406.93 Pay dn bal & have a buyer for Auto(Sale). Balance for New Roof on Home
Two questions: (1) GS Pay Grade is? Position (Job/What you do) for employer is? a-n-d (2) You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. FYI: Transunion Credit Report shows $112,875 Revolving Credit Balance. This could be a Home Equity Line of Credit (HELOC) that credit report considers "Revolving Credit" same as credit card debt. Thanks.	(1) WE-Siderographer(Skilled Craftman) (2) 3 Yrs.
what do you do for the Treasury department?	I'm a Siderographer.
Do you have an outstanding Home Equity Line of Credit and if so what is the balance?	75k
Just to clarify you have roughly $37K in credit card debt?	yes

Member Payment Dependent Notes Series 612541

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612541	$10,000	$10,000	15.95%	1.00%	November 22, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612541. Member loan 612541 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	22.16%
Length of employment:	< 1 year	Location:	Morrow, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > verified small debit on my checking account. Borrower added on 11/18/10 > If this loan expires due to funding, do I start over?

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	63
Revolving Credit Balance:	$34,333.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please share details of the Credit Cards you are paying off. Balances, APR, min payment and your current monthly payments if you are paying higher than the min. Also share, if you rec' this loan, do you plan to pay it off sooner than 5 years? Thanks	the personal line of credit I incurred was to start a new business. yes I do intend to pay the loan sooner than five years. my business has the potential of generating approx $50,000 extra .per year. I am having to pay the min. payment out or need. I have only four credit cards that I have used: one $7,800 w/min $130(7.99%); $10,102 $202 (8.99); $5759 (zero) and $8217 $113 (zero). Approx $7,000 was incurred personally. I was referred to you by My Essential Plans.
I am throwing in my two bits and it looks like you will be fully funded, congratulations! Please honor the trust that I an all the other people have placed in you. My $$ are the college fund for my two kids. I'm sure there are other folks who are giving you their nest eggs for retirement, savings for a child's wedding, etc. Lending Club is special. Please do your part to keep it so.	You have nothing to fear from me. I am most gratefull to be able to get my new business up and running, thanks to you and the others.
What is your business?	Internet sales. The online marketplace is the largest and fastest growing marketplace in the world with an estimated number of people online exceeding 1.7 billion worldwide. It is projected that online spending in the US will reach $173 billion in 2010 and continue to grow at a rate of 10% a year for the next four years, reaching $214 million in 2014. It is projected that e-commerce will account for as much as 7% of the marketplace provides are unparalleled. The greatest benefit the internet provides is the opportunity to start a new business with very few overhead costs, allowing virtually anyone to start a business in this exploding marketplace.

Member Payment Dependent Notes Series 612559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612559	$10,000	$10,000	17.43%	1.00%	November 23, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612559. Member loan 612559 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	n/a	Debt-to-income ratio:	0.01%
Length of employment:	2 years	Location:	Incline Village, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > This loan is intended to allow me to expand my consulting business into other areas. Currently I am a CFO for hire working for a number of clients. The largest of which is Hindsight Nutritionals, makers of Evercleanse Colon Cleansing Products.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$44.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will you be using this money for?	This money is not for debt refinancing, I do not have any debt currently at all. This money will be used as working capital to expand my business. There is a real demand by small to medium size businesses for an experienced Financial Manager to help interpret their operating results. I will use this money to formalize my business into a C-Corp and upgrade my CRM system to become more visible in my current primary market which is the Direct Response business.
Please detail monthly expenses.	These are the average monthly expenses over the last 10 months. 1062.5 Taxes - Self employment 350 cell phone 125 internet/office phone 115 utilities 172 auto fuel 125 office supplies 95 dues and subscriptions 425 Other travel 2469.5 average montly expenses
What will you be using this money for?	This will be used for working capital. Primarily to form a corporation, improve my CRM system and increase awareness of my availability to other small to medium businesses.
What is Direct Response?	Direct Response is the infomercial business. Better know as electronic retailers. The companies I work for use 800#'s to have orders taken and on the web. They don't have traditional store fronts.
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	I've submitted everything they have requested and will continue to provide any info they need to verify my info.
You initially selected 5-years for loan repayment term. In YEARS, How long do you realistically anticipate to service (keep active) this loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks Lender 505570 USMC-RETIRED	Well, I'd like to retire it in 2-3 yrs because the interest rate is pretty high. Realistically I will maybe be 3-4 yrs. I doubout sincerely that I will let it go for the full 5 years.

Member Payment Dependent Notes Series 612578

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612578	$5,000	$5,000	6.91%	1.00%	November 23, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612578. Member loan 612578 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Mattingly Electric	Debt-to-income ratio:	16.66%
Length of employment:	< 1 year	Location:	Leonardtown, MD

Home town:
Current & past employers:	Mattingly Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I need to buy a reliable truck for work and I found a 2002 with 40,000 miles for $7050 and I am putting 2100 of my money down. I really need a reliable vehicle for work and I am very responsible. I just started working at Mattingly Electric and I'm doing a job I always wanted..

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Mattingly Electric and where did you work prior to that?	I am an electrician. I worked at Physical Therapy of Southern Connecticut for four years, in Derby Connecticut.
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. Explain the two credit inquiries shown as occurring in the last six months. Thank you in advance for your response.	I don't know what the credit inquiries have to do with. It could be from starting the new job. Only new monthly bills are cable(phone, internet, and t.v.) of $137.00 and Electric because I just moved into the home in Sept. My first bill for electric was $101.00. $231.00 a month goes to student loans. Amex gets paid off every month. $95.00 a month goes to car insurance. I live in relatives 2nd home and pay them $250.00 a month. I have a sports car (that is paid off) I will be selling in the spring and plan to use the proceeds to put a deposit on my first home. I paid off my car while working 2 jobs and going to school full-time. I have a degree in another field and plan to find a part-time job in that field if I ever need too. I love what I am doing now and I passed my probation period.

Member Payment Dependent Notes Series 612590

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612590	$10,000	$10,000	13.35%	1.00%	November 23, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612590. Member loan 612590 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	St. Madeleine Sophie's Center	Debt-to-income ratio:	18.09%
Length of employment:	3 years	Location:	el Cajon, CA

Home town:
Current & past employers:	St. Madeleine Sophie's Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > I teach reading to adults with developmental disabilities. The progress is slow but so rewarding. I have excellent credit and take my debt seriously. That is why I plan on paying off my high interest credit cards with this excellent APR loan. This is a great system for both the borrower and the investor.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	28
Revolving Credit Balance:	$3,131.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at St. Madeleine Sophie's Center?	Type your answer here. I teach reading to adults with developmental disabilities. It is extremely rewarding to see progress.

Member Payment Dependent Notes Series 612643

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612643	$20,000	$20,000	13.35%	1.00%	November 17, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612643. Member loan 612643 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Kentucky League of Cities	Debt-to-income ratio:	13.52%
Length of employment:	8 years	Location:	Lexington, KY

Home town:
Current & past employers:	Kentucky League of Cities
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > I financed some home improvements using credit cards before I realized peer-to-peer lending was an option for people with good credit. I now have nearly $20,000 on 3 cards, and hope to consolidate that so I can pay it off much faster and cancel the revolving accounts.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,819.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Kentucky League of Cities?	I am the Information Technology Manager. I started here as a Network Administrator 8 years ago, got promoted to Senior Systems Administrator about 4 years ago, and then 1 year ago became the head of the department.
What are your budgeted monthly expenses, and income? (please list for your entire household) Please list the credit cards you intend to pay off with this loan, along with their current interest rates, balances, and AVERAGE monthly payment you make on each. Thank you in advance for your response.	Monthly Income $8100 before taxes $5400 after taxes Monthly Expenses: Mortgage: $1700 Auto: $500 Student Loans: $200 Utilities, Groceries, Misc: $1500 Credit Cards: Citibank Mastercard: Balance $10,000, APR 19.99% Discover Card: Balance $4,500, 21.24% American Express: Balance $5,000, APR 15.24% I pay the minimum on the Citibank and American Express cards, while I focus my larger payments on the higher interest Discover Card. Citibank minimum payment: $265 American Express minimum payment: $100 Discover Card: Minimum payment is $80, actual payment made is $400. The remainder of my income is split between retirement and other savings goals.
You initially selected 5-years loan repayment term. In YEARS, How long do you anticipate servicing (keeoing active) this sloan before it is paid in full? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc.	As this debt will carry higher interest than any of my other debt, I will be more aggressive about paying it down first. I would anticipate somewhere in the 2-4 year range, barring any unforeseen circumstances.

Member Payment Dependent Notes Series 612687

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612687	$6,000	$6,000	16.69%	1.00%	November 18, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612687. Member loan 612687 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.06%
Length of employment:	2 years	Location:	Billerica, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	2
Revolving Credit Balance:	$4,046.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	PC Transport
Hi, What do you do for a living, and how stable is your income of $5,000/mo? Please explain the delinquency 2 months ago, shown on your credit report. What will the loan be used for?	I'm a billing manager for a medical company. My income is very stable. The delinquency 2 months ago was because I overlooked at the bill. I actually thought I paid it since I paid everything 3 wks advance.

Member Payment Dependent Notes Series 612803

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612803	$7,750	$7,750	14.83%	1.00%	November 17, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612803. Member loan 612803 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,640 / month
Current employer:	Gardner Pie Company	Debt-to-income ratio:	13.41%
Length of employment:	2 years	Location:	Akron, OH

Home town:
Current & past employers:	Gardner Pie Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	23
Revolving Credit Balance:	$7,973.00	Public Records On File:	0
Revolving Line Utilization:	87.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your delinquency 23 months ago. Additionally, please list the detail of your debt. Thanks	I was in school and it was the transition of me changing jobs, i have a discover card which jumped intrest rates to 24% and im struggling to pay it at that rate.
Please explain your recent delinquency within the past two years	when i was in schooling it was 9-6 mon thru sat and i was only working about 5 hours a week so i struggled for a few months. i was use to working a regular 40 hour week and for one semester i had to go to part time shifts.

Member Payment Dependent Notes Series 612808

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612808	$12,000	$12,000	12.61%	1.00%	November 18, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612808. Member loan 612808 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Kaufman Borgeest & Ryan	Debt-to-income ratio:	12.86%
Length of employment:	< 1 year	Location:	New York , NY

Home town:
Current & past employers:	Kaufman Borgeest & Ryan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,012.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: (1) Position (Job/What you do) for K B and R? You initially selected 3-years loan repayment term. In YEARS, How long do you realistically anticiapte servicing (keeping active) this loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc.	I am an attorney at KBR. I anticipate paying off this loan in 2-3 years.

Member Payment Dependent Notes Series 612825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612825	$8,100	$8,100	16.32%	1.00%	November 18, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612825. Member loan 612825 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	Proctor & Gamble	Debt-to-income ratio:	16.92%
Length of employment:	1 year	Location:	Cincinnati, OH

Home town:
Current & past employers:	Proctor & Gamble
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,839.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello and welcome to Lending Club! Could you please give us details as to the types of debts, APR's, total amounts, and monthly payments you are looking to consolidate? Thanks and good luck!	Thank you! I'm looking to consolidate three credit cards. As of today, these are the balances: 1) Chase - $3952.67 balance, 29.99% APR, $144/month min. payment. (Although I usually pay $200/month on this card) 2) Discover - $934.64 balance, 12.99% APR, $28/month min. payment 3) Best Buy - $1862.95 balance, 0% APR until August 2011 (it'll increase to 27.99% then, and I'm pretty confident I will not have it paid off by then), 18/month min. payment

Member Payment Dependent Notes Series 612986

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612986	$7,000	$7,000	8.88%	1.00%	November 19, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612986. Member loan 612986 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Jarvik Heart	Debt-to-income ratio:	1.66%
Length of employment:	< 1 year	Location:	New York City, NY

Home town:
Current & past employers:	Jarvik Heart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > I plan to use the funds to purchase an engagement ring for my fiancé. If you take a look at my credit history, you will see that I have taken loans in the past, and ALWAYS made my payments ON TIME and always paid more than the minimum payment. I have a stable career and income; I am a mechanical engineer in the medical- device industry. I live well below my means (my rent is low, I take public transportation, and I am not frivolous with my money). I will have no problems making loan payments every month

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,594.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. The credit history shown on your listing shows that you had a delinquency 38 months ago. Would you please explain this? Thank you.	This was an error in judgment while in college; I simply forgot to pay a small credit card bill while studying for finals. I paid the bill off the second I realized it was due.

Member Payment Dependent Notes Series 613018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613018	$25,000	$25,000	14.83%	1.00%	November 22, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613018. Member loan 613018 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,833 / month
Current employer:	Us Army	Debt-to-income ratio:	16.28%
Length of employment:	10+ years	Location:	WAHIAWA, HI

Home town:
Current & past employers:	Us Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > Debt consolidation Borrower added on 11/10/10 > debt consolidation

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,008.00	Public Records On File:	0
Revolving Line Utilization:	88.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 613039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613039	$22,000	$22,000	14.46%	1.00%	November 22, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613039. Member loan 613039 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,416 / month
Current employer:	Oracle Corporation	Debt-to-income ratio:	22.43%
Length of employment:	7 years	Location:	Marion, IL

Home town:
Current & past employers:	Oracle Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > This is a loan to be used to purchase a home. I am a responsible borrower that pays bills ontime. Borrower added on 11/10/10 > I am responsible and have done another loan with Lending Club that has never been late. I am looking to buy a home and want to get the money in my account to assist with the down payment

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	27
Revolving Credit Balance:	$27,512.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What product do you specialize in selling for Oracle? Do you know of any reason you might not be with the company in the next 18 months or so?	As far as my position, I am stable. I am with a well positioned group within Oracle and have been in this group for over 5 years. I see no reason why I wouldn't be employeed at Oracle.
What was delinquency 27 months ago?	That was on a mortgage payment that was scheduled online when I was away for a month to Europe. The payment didn't post (at least that was the battle I had with the mortgage company). I tried to correct it with the mortgage provider with no resolution. I had no real recourse with the payment as I failed to print my original receipt when I scheduled it.
You initially selected 3-year loan repayment terms. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before loan is paid in full? i.e., 3-yrs? 2 to 3-yrs? etc.	At a minimum I plan to keep it active for at least 2 years. This is based on my goals and financial plans.
WOW. You have great income. With a capacity to save a portion of that, it makes me wonder why you even need this loan. But you look like a good risk to me.	Thank you for trusting in me with your investment

Member Payment Dependent Notes Series 613055

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613055	$12,000	$12,000	14.09%	1.00%	November 18, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613055. Member loan 613055 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	CB Richard Ellis	Debt-to-income ratio:	6.67%
Length of employment:	10+ years	Location:	Poulsbo, WA

Home town:
Current & past employers:	CB Richard Ellis
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	8
Revolving Credit Balance:	$31,221.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Glad to help out. Poulsbo is a beautiful town.	Thanks. Cutting up cards that actually have a higher interested rate than this and paying off debt.
What was the reason for the delinquency 8 months ago?	I set up auto bill pay incorrectly and didn't monitor it closely enough.
The delinquency from 8 months ago is the only thing holding me back from funding your loan. Please give me a good reason as to why you were late on a payment.	I incorrectly set up an auto pay and did not monitor it closely enough.
Since this is a debt consolidation loan, please list the debts and their rates. Also, what is your position at CB Richard Ellis and how stable is your job?	I'm paying off credit cards that have rates higher than the rate through lending club. My job title is Managing Director and my job is very stable.
You initially selected 3-years for loan repayment term. In YEARS, How long do you reasistically anticiapte servicing (keeping active) loan before it is paid off? i.e., Full 3-yrs? 2 to 3-yrs? etc.	I intend to pay off this loan in full in March, 2011, on receipt of my annual bonus. My bonus will greatly exceed my loan amount this year.

Member Payment Dependent Notes Series 613163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613163	$25,000	$25,000	15.20%	1.00%	November 22, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613163. Member loan 613163 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,167 / month
Current employer:	Accenture	Debt-to-income ratio:	6.47%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	Accenture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > The purpose of this loan is to help with credit card refinancing for high APR credit cards. I accrued a large balance the past few years while working abroad and traveling.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	32
Revolving Credit Balance:	$30,373.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any reason you might not be with Accenture in the next 18 months or so? Is Accenture planning layoffs as far as you know?	I just got promoted so I will definitely be with Accenture.
Could you please list the balances, interest rates, and what you currently pay per month on your cards? If you're travelling for business, don't you get your expenses reimbursed?	My work travel is reimbursed and all goes on a corporate card which is only used for corporate charges. As I was living abroad for 3 years so it was the personal travel I did outside of work. I have one card with ~5,000 Another with ~6000 Another with ~7500 All between 21~24
THree questions: (1) What is Accenture? (2) Position (Job/What you do) for employer? a-n-d (3) You initially selected 3-years loan repayment term. In YEARS, How long do you anticipate servicing (keeoing active) this sloan before it is paid in full? i.e., Full 3-yrs? 2 to 3-yrs? etc.	Accenture is the largest consulting firm in the world ~220,000 people. I am a Senior Manager and consult in our Financial Services industry. 2-3 years in pay-off expected.
Please provide, for EACH debt you plan to pay off with this ~16% LC loan, the AMOUNT and the APR for that particular loan. Please do not respond with, e.g., "various loans ranging from 10% to 30%," or with other kinds of answers which fail to convey whether you will use this loan to ONLY pay off HIGHER interest loans. That's what I am trying to find out. Also, if you plan to use this loan to pay ANY lower-interest loan, please provide a mathematically intelligent reason for this plan (i.e., something other than "I think having one monthly payment is more important than saving hundreds of dollars annually in interest"). Please understand that I ask in this way ONLY because of the unbelievable numbers of LC borrowers who are too lazy to pay more than one bill a month, and would rather pay hundreds of dollars of interst unnecessarily. Thanks!	Creit Card 1 - ~4900 APR 25.99% Credit Card 2 - ~6800 APR 24.99% Credit Card 3 ~7500 APR 22.99
Please provide, for each debt you plan to pay off with this ~16% LC loan, the AMOUNT of that particular debt and the APR of that particular debt. If any are substantially less than 16% APR, please provide a sensible, finacially responsible, logical reason, for EACH of those debts [ones with lower APR than LC loan] WHY you believe it's better to pay MORE money in interest than LESS money in interest. Note that willingness to pay hundreds of dollars extra each year so you can write 1 check each month, rather than 5 checks each month, will not appear sensible, finacially responsible, or logical to many LC lenders [including me!] Thanks.	Creit Card 1 - ~4900 APR 25.99% Credit Card 2 - ~6800 APR 24.99% Credit Card 3 ~7500 APR 22.99
Could you please explain the delinquency on your credit record from 32 months ago? Also, how long do you plan on taking to pay-off this loan?	I am not sure what delinquency - I think I only had a late payment and I was living internationally for 3+ years and was not paying all my bills electronically.
please provide, for EACh debt you plan to pay off with this LC loan, the AMOUNT of that debt and the APY of that debt. If any are at APYs less than the ~15% of this LC loan, please provide a fiscally logical reason for wanting to pay more, rather than less interst.	Creit Card 1 - ~4900 APR 25.99% Credit Card 2 - ~6800 APR 24.99% Credit Card 3 ~7500 APR 22.99%
You initially selected 3-year loan repayment terms. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before loan is paid in full? i.e., 3-yrs? 2 to 3-yrs? etc.?	I expect 2-3 years anticipating bonus and raises as well as living back in the US.
for each debt you plan to pay off with this loan, please provide the AMOUNT of that debt and the APR of that debt. thanks.	Creit Card 1 - ~4900 APR 25.99% Credit Card 2 - ~6800 APR 24.99% Credit Card 3 ~7500 APR 22.99%
Is living in NYC really less expensive than the last few years when work pays rent/per diem? What is your plan to earn more than you spend? 14K/mo is a generous salary but NYC is an expensive town. Listing your balances owed/interest rates/monthly payment will help lenders see your plan for repayment. E.g. Chase, 6k/26%/130 month minimum payment.	yes - I was traveling nearly every weekend in Europe on a 25% reduced salary as I was working for our corporate citizenship consulting arm. I am back to my full and promoted salary and basing myself n New York.
Your total credit card balances only add up to about $19k. What are you planning with the remainder of your $25k LC loan?	I only need the $20,000 K but the rate was better for the $25 K
It can't be true that the rate is better for a larger loan. You can see here how LC is calculating the interest rate: http://www.lendingclub.com/public/how-we-set-interest-rates.action The higher the loan amount, the higher the interest rate. In any case, what are you planning to do with the remaining $5k?	I only need the $20 K loan...

Member Payment Dependent Notes Series 613208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613208	$17,500	$17,500	17.80%	1.00%	November 22, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613208. Member loan 613208 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,284 / month
Current employer:	alabama power	Debt-to-income ratio:	22.39%
Length of employment:	8 years	Location:	parrish, AL

Home town:
Current & past employers:	alabama power
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > this helps me consolidate into one loan. lesser payments Borrower added on 11/16/10 > I olan to use this loan to put 5 loans into one. I would be a good borrower because I have never been late on any payments. I work for a public utility company that has been in business for over 100 years.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,377.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list what debts that you are consolidating? Thank you!	2 credit cards and 3 personal loans
Hi, can you list what the current interest rate is on the debts you wish to consolidate? Thanks	the highest is 21%. The lowest is 11.9%. still consolidating even at a higher rate will save me about 150.00 a month
You initially selected 5-years for loan repayment term. In YEARS, How long do you reasistically anticiapte servicing (keeping active) loan before it is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc.	3-4
Step One: Please list, for EACH debt you plan to pay off with this loan, the AMOUNT of that particular debt and the APR of that particular debt. Step Two: Then, for EACH debt that is at an APR under the ~20% you will pay LC for THIS loan, please provide a FISCALLY RESPONSIBLE reason for wanting to pay HIGHER interest rather than LOWER interest. [FYI, having gone through this drill with what now seems like umpteen zillion prospective borrowers, I have YET to hear a FISCALLY RESPONSIBLE reason for this strategy. At least one borrower, when asked this question, intelligently REDUCED the amount of LC loan s/he was requesting, and thanked me for the implicit advice that it costs MORE money to refinance an 11% loan with a 20% loan than to keep paying down the former at the relatively low rate of 11%. :)	I am paying out now over 650.00 a month on bills this even at a higher rate will lessen my payout even if for longer period of time. I plan to payoff sooner than five years. oldnavy 21% belk 21% bank loan 10.9% bank loan 11.9%. So grouping all theese together will make my payment dispersment lower
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	Type your answer here. Assistant plant control operator 8 years
Are you the sole wage earner in the household?	no. But these are just in my name. Alot I incrued when my mom passed and had to pay for some of her expenses. The rest were incrued when we bought a house.
would it make sense to lower your loan amount and just borrow the money to pay off only: oldnavy 21% belk 21% ...?	Yes, but the other loans are most of my monthly payout.

Member Payment Dependent Notes Series 613238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613238	$4,000	$4,000	5.79%	1.00%	November 17, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613238. Member loan 613238 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	State of Minnesota	Debt-to-income ratio:	20.00%
Length of employment:	2 years	Location:	Brooklyn Park, MN

Home town:
Current & past employers:	State of Minnesota
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > Loan to pay off credit card debt from college. Very low risk investment. I work full time for the State of Minnesota and have several investments that can be liquidated if needed. This loan will not go into default.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,948.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the specific credit cards, with balances and interest rates, that you plan on paying off.	Great question. I have a balance of $3,875 on a Wells Fargo credit card at 13.99% interest that I would like to pay off. The remaing portion of my debt will be paid off using current income. I would like to eliminate as much interest as possible during my debt elimination process.

Member Payment Dependent Notes Series 613286

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613286	$10,800	$10,800	10.36%	1.00%	November 19, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613286. Member loan 613286 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Six Flags New England	Debt-to-income ratio:	13.99%
Length of employment:	2 years	Location:	SPRINGFIELD, MA

Home town:
Current & past employers:	Six Flags New England
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I am attempting to consolidate 6 high interest credit cards with an average APR of over 22%. All accounts open accounts show no late payments.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	81
Revolving Credit Balance:	$7,983.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	The debts are as follows: Credit Card 1: Balance $1468 APR 28.24% Credit Card 2: Balance $1430 APR 24.99% Credit Card 3: Balance $1988 APR 24.45% Credit Card 4: Balance $284 APR 22.9% Credit Card 5: Balance $282 APR 18.9% Credit Card 6: Balance $396 APR 14.9% I am also a cosigner on another Chase Credit card with a balance of $4312 and an APR of 24.24%. The other cosignee is my longtime live in girlfriend of five years. Over the past three years I have been incurring the majority of the living expenses for both myself and my girlfriend as she was attending a dental hygienist program that she completed in May of this year. She is now employed and my overall cost of living expenses have decreased by over $600 a month. Between our two incomes there should not be any necessity to incur any additional debt. I am seeking out this loan based on the extremely high interest rates I am currently subject to. If the correct amount requested is funded I should stand to save at least $3000 is interest charges.
Why are your borrowing 10800 if your debt is less? Is there something else you are trying to finance?	I currently have 6 credit cards solely in my name with a total balance of $5848 and I am also a cosigner on another credit card with a balance of $4312. I am seeking a loan to cover all balances and consolidate all debts into one lower interest loan.
Wwould you please explain the delinquency from 81 months ago that shows up on your credit report? Thanks.	The delinquency was due to being a very poor college student at the time. I was not properly educated as to how late payments would affect my future credit opportunities and I made a very poor decision not to pay on time, a decision I have regretted since. I hope that upon your review of my credit report you have seen that I have not been delinquent on any credit account since and that all current and closed accounts after this delinquency are in good standing.

Member Payment Dependent Notes Series 613297

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613297	$15,000	$15,000	13.35%	1.00%	November 19, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613297. Member loan 613297 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	gregs collision center	Debt-to-income ratio:	14.54%
Length of employment:	10+ years	Location:	lawndale, CA

Home town:
Current & past employers:	gregs collision center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > lower interest rate to pay off credit card faster

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,383.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving debt is 2.4k. Why do you need a 15k loan? Please list your balances and interest rates.	My debt is $15,000 at 25.99%
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	No I pay my bills on time but at the rate that I have right know it would take 8-10 years to pay it off. I wanna pay this debt off so then I can afford to buy a house
What is the current rate and amount owed on the debt you wish to consolidate?	$15,000 at 25.99%
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	thank you i appreciate it

Member Payment Dependent Notes Series 613375

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613375	$8,000	$8,000	14.83%	1.00%	November 19, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613375. Member loan 613375 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Primrerica Insurance	Debt-to-income ratio:	8.40%
Length of employment:	1 year	Location:	lawrenceville, GA

Home town:
Current & past employers:	Primrerica Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I just purchased a home and I want to make some changes along with buy some new things for the home. Borrower added on 11/13/10 > thanks to each and everyone that has contributed to my new journey. I really appreaciate it and I am so happy to be a first time home owner. I am so excited and can't wait to start buying new things. If anyone has evry purchased a house you know you spend most of your money trying to buy the house and once you get in it you need so many new things. I just wanted to say thanks and I really aprreciate each and every one of you making my dream come true.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,174.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have any other household income not listed above? Can you tell us what other debts (amounts) you are carrying?	Yes I have have a Part time job and I recently just started working at a great company that's paying me $5K more than what I was making. I also have a husband that helps as well. Please let me know if you need anything further. Thanks
Is your husband a co-owner of the home? What is his employment history and income? Thanks	No he is not a Co- Owner of the home. He is Disable, He recieves disability checks with an amount of $800.00 a month.
You have a part time job other than your job at Primerica? And, can you list your husbands income?	I have a FULL time job and a PART TIME job.

Member Payment Dependent Notes Series 613425

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613425	$6,000	$6,000	9.25%	1.00%	November 18, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613425. Member loan 613425 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	city of new york	Debt-to-income ratio:	10.54%
Length of employment:	3 years	Location:	brooklyn, NY

Home town:
Current & past employers:	city of new york
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,659.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 613444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613444	$9,250	$9,250	16.32%	1.00%	November 23, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613444. Member loan 613444 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Crescent City Respiratory	Debt-to-income ratio:	8.50%
Length of employment:	< 1 year	Location:	Satsuma , AL

Home town:
Current & past employers:	Crescent City Respiratory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > This will be to start a Dvd Rental Kiosk. The company that provides these have been in business for 12 years and started distributing the Kiosks the same year Redbox came out with their machines. They are actually the largest individually owned Dvd Kiosks Company on the market, "DVDNow". They provide technical support, software to run the machine from anywhere on your computer, a firm who helps you find a location for it, and a one year parts/repair warranty.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	27.81%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is this a start up loan for the vending business? Please detail what you will be using the money for.	This will be for a startup vending business. It is for a business opportunity from a company that distributes Dvd Kiosks similar to Redbox. This company has been in business for 12 years and started doing Dvd Kiosks the same year Redbox came out with their machines. This company provides full technical support, has a locating company to help with finding a location, provides software to run the machine from anywhere on your computer, and a one year parts/repair warranty.
Is this an existing vending business or new one?	It will be for a startup business.

Member Payment Dependent Notes Series 613475

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613475	$14,500	$14,500	12.61%	1.00%	November 22, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613475. Member loan 613475 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,343 / month
Current employer:	n/a	Debt-to-income ratio:	19.87%
Length of employment:	n/a	Location:	Pomeroy, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > Pay off Bank of America's loan that was increased to 29.99% interest from 15% just because they could. Pay off Medical loan for heart surgery. Pay off Capitol One's 25% loan that was increased from 14.5% because the could Borrower added on 11/11/10 > Pay off Bank of America's 29.99% loan, Pay off heart surgery loan, pay off Capital One's 26% loan

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,299.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 613479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613479	$8,000	$8,000	9.25%	1.00%	November 22, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613479. Member loan 613479 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	marriott international	Debt-to-income ratio:	22.20%
Length of employment:	5 years	Location:	HALLANDALE, FL

Home town:
Current & past employers:	marriott international
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	46
Revolving Credit Balance:	$8,379.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 613695

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613695	$3,300	$3,300	15.57%	1.00%	November 18, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613695. Member loan 613695 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Cirque du Soleil	Debt-to-income ratio:	16.95%
Length of employment:	3 years	Location:	North Las Vegas, NV

Home town:
Current & past employers:	Cirque du Soleil
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,142.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 613739

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613739	$14,400	$14,400	12.23%	1.00%	November 22, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613739. Member loan 613739 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Citi	Debt-to-income ratio:	3.71%
Length of employment:	4 years	Location:	BRONX, NY

Home town:
Current & past employers:	Citi
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I have a stable job as a trader making 3000 a week with child support and monthly income from my tenants. I am a steady borrow Borrower added on 11/11/10 > 100% reliable Borrower added on 11/12/10 > I am asking for this money as the twins father left us I had to rent out my main floor in my house to try and live for free in my basement this money is going to help me re-novate my basement so I can live for free and have enough money to help me my kids and finish my masters degree. Borrower added on 11/16/10 > Hello Investors, I really appreciate all your help in funding. My yearly bonus will go towards this loan as I don't like to owe money. I want a new year and new start for me an my kids. Borrower added on 11/19/10 > Great News my job just put me on the clock. Now I get over time. Now I can pay more towards my monthly payments.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	28
Revolving Credit Balance:	$10,450.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 613751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613751	$8,000	$8,000	15.95%	1.00%	November 18, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613751. Member loan 613751 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	us army	Debt-to-income ratio:	20.16%
Length of employment:	5 years	Location:	highland mills, NY

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > transitioning into a new career and need this loan to simplify my finances. Borrower added on 11/17/10 > I have a couple small debts that I would like to consolidate into one payment. I have an american express, discover, and BOA card each with about one thousand on them. The rates are 17, 20, and 19. I also have two credit union loans that I used to finance my furniture when I got married. Those two total 4500 dollars. The interest rates are 18 and 22. The total payments are just under four hundred dollars for the cards and loans. I have worked very hard to improve my credit and have been doing very well.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,786.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Rank and ETS?	Specialist and Sep 2011. I have already secured a job for when I get out being a flight instructor. I also have a backup as a divemaster. If all that fails I have enough assets to cover the loan in full.
You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	First off let me thank you for your service and your interest in investing in my loan. I have budgeted to pay it off in 3 and 1/2 to 4 years. Any other question please feel free to ask.
Please clarify/explain in more detail how this loan will be used to "simplify your finances"? Are you planning to purchase something (if so what?), pay off debt (if so, list debts, APRs, monthly payments). Please explain the delinquency on your credit report 27 months ago.	First let me thank you for your interest. I have a couple small debts that I would like to consolidate into one payment. I have an american express, discover, and BOA card each with about one thousand on them. The rates are 17, 20, and 19. I also have two credit union loans that I used to finance my furniture when I got married. Those two total 4500 dollars. The interest rates are 18 and 22. The total payments are just under four hundred dollars for the cards and loans. The late payment was a bank of america card I had while deployed in iraq. I had a banking issue where I was unable to pay for two months (due to lack of internet not lack of funds or will). I am still working to get it removed from my credit report. I have worked very hard to improve my credit and have been doing very well. If you have any further questions please feel free to ask. Again thank you.

Member Payment Dependent Notes Series 613756

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613756	$5,000	$5,000	15.57%	1.00%	November 17, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613756. Member loan 613756 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Fallbrook Union High School District	Debt-to-income ratio:	17.22%
Length of employment:	8 years	Location:	Oceanside, CA

Home town:
Current & past employers:	Fallbrook Union High School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$29,979.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello and welcome to Lending Club! Could you please give us details as to the types of debts, APR's, total amounts, and monthly payments you are looking to consolidate? What do you do for Fallbrook UHSD? Thanks and good luck!	I was a spendthrift in my early 20s and when I turned myself around, my ex-husband decided to become a gambling addict and used my cards at whim. When I divorced him, I had to put most of my legal fees on my credit cards. My APRS are 20%, 18.99% and 21%. My amounts are $3,400 for one card, $24,500 for another, and $2,000 for the last. I just want to pay off the Macy's (20%) and the Chase (21%). I am a high school Spanish teacher.

Member Payment Dependent Notes Series 613800

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613800	$5,000	$5,000	9.99%	1.00%	November 17, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613800. Member loan 613800 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Lakeside Pediatrics	Debt-to-income ratio:	5.47%
Length of employment:	< 1 year	Location:	Lakeland, FL

Home town:
Current & past employers:	Lakeside Pediatrics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I plan to use the funds to pay off credit card debt that is at a very high interest rate (29.99%). I took up these credit card accounts when I started my credit history in 2005. I am a pediatrician (MD doctor), with a stable position, employed at a private practice that has been open for over 20 years. I have always made all my payments on time throughout my credit history and have a current salary that will allow me to continue to do so (140,000 USD per year).

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,995.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 613830

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613830	$18,000	$18,000	14.46%	1.00%	November 22, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613830. Member loan 613830 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	U.S. Army (Active)	Debt-to-income ratio:	1.75%
Length of employment:	8 years	Location:	Tacoma, WA

Home town:
Current & past employers:	U.S. Army (Active)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > This is for wedding expenses for Christmas day.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,259.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 613908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613908	$5,000	$5,000	5.79%	1.00%	November 17, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613908. Member loan 613908 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Jags Express	Debt-to-income ratio:	7.97%
Length of employment:	5 years	Location:	PINNACLE, NC

Home town:
Current & past employers:	Jags Express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > This loan is to purchase a vehicle from my father that recently became disabled and unable to drive. I recently paid off my home 2 years ahead of schedule. I also have a loan for a land purchase that is paid well ahead of schedule. In the past 6 weeks I have reduced my credit card balance by over 1500 and under my current budget it will be paid off in 6 more weeks. I work for an independent contractor for FedEx Home Delivery and have held this job for five years. Thank you for considering me for this loan.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,498.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. No mortgage. Recently paid it off. 2. Hold deed and title in my name and my spouses name. 3. No HELOC. 4. Home plus land valued at 38,000(couldn't figure out zillow, this estimate is from appraisal done in 2001). 5. 9 years.

Member Payment Dependent Notes Series 614029

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614029	$3,500	$3,500	6.54%	1.00%	November 19, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614029. Member loan 614029 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Quality Inspection Services Inc.	Debt-to-income ratio:	3.33%
Length of employment:	< 1 year	Location:	Estacada, OR

Home town:
Current & past employers:	Quality Inspection Services Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > Employment is 24.50/hr with potential for 70hrs/week starting next week. Mortgage is through USDA and is NOT FUNDED BY A BANK. We are financially secure and I did not include my soon-to-be-wife's income (if someone called her employer to verify it would totally ruin the surprise!). I have 48,000 Hawaiian Airline miles saved up and I'm taking her back to Hawaii to marry her. Borrower added on 11/11/10 > I am a structural/NDT/welding inspector by trade. Currently making 24.50/hr going to 70hrs/week starting 11/14/2010 at Hanford nuke (if you don't know Hanford, look it up, veritable cash-cow funded by the DOE). I am extremely financially responsible and the best part about us; our mortgage is funded entirely by USDA. That means NO BANKS, no funny business, and we have fantastically low payments. I'm using this money to surprise my soon-to-be wife. I lived in Hawaii for a year so I'm taking her there to propose/marry her. Make my dream come true and good things will happen. I have the cash to fund this but I don't want her to see it go missing so rest assured you will get your return on your investment.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,922.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 614157

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614157	$6,000	$6,000	14.46%	1.00%	November 23, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614157. Member loan 614157 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,208 / month
Current employer:	First Transit	Debt-to-income ratio:	5.93%
Length of employment:	3 years	Location:	Durham, NC

Home town:
Current & past employers:	First Transit
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,214.00	Public Records On File:	1
Revolving Line Utilization:	94.50%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 614304

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614304	$1,500	$1,500	9.62%	1.00%	November 17, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614304. Member loan 614304 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Duane Reade Pharmacy	Debt-to-income ratio:	16.86%
Length of employment:	2 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Duane Reade Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$837.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is the purpose of the requested loan, I saw the load discription (hospital bill) I didn't know they charged intrest on upaid balances, so why pay 9.62% intrest on a bill that shouldn't be incurring finance charges? unless it's in collection? please explain... Thanks in advance	It is in collection and I want to get rid of it as quickly as possible.

Member Payment Dependent Notes Series 614325

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614325	$9,800	$9,800	12.23%	1.00%	November 18, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614325. Member loan 614325 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	11.71%
Length of employment:	n/a	Location:	henderson, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,214.00	Public Records On File:	1
Revolving Line Utilization:	31.20%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	my previous employer was the u.s. postal service. i have retired. i get income every month from the postal service. my annual income is 25,000 dollars.
Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? Thank you!!	i will be paying off my 2 credit cards.they have a combined balance of about $5,000. i also will pay down my other personal loan. if i have money left over,i would like to save it for an emergency.the APR on my cards are around 19%.
Would you please explain the public record from 113 months ago that appears on your credit report? Thanks.	i am sorry i am not familiar with the public record that appeared on my credit report from 10 years ago.i have no idea what that is.i have not looked at my credit report in over a year. can you be more specific? thank you.

Member Payment Dependent Notes Series 614359

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614359	$3,500	$3,500	9.25%	1.00%	November 19, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614359. Member loan 614359 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,507 / month
Current employer:	VW Credit Inc	Debt-to-income ratio:	8.01%
Length of employment:	5 years	Location:	GURNEE, IL

Home town:
Current & past employers:	VW Credit Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	49
Revolving Credit Balance:	$6,839.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at VW Credit Inc?	Type your answer here. Tax Supervisor

Member Payment Dependent Notes Series 614377

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614377	$10,500	$10,500	13.35%	1.00%	November 18, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614377. Member loan 614377 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,550 / month
Current employer:	n/a	Debt-to-income ratio:	14.27%
Length of employment:	n/a	Location:	Ithaca , NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > Hi! I recently was awarded a new position at Cornell that provides free room and board, and a salary bump (c.$15,000). This is on top of my stipend (c.$25,000). I was awarded the new position last Spring and started this August. I spent the summer traveling and learning to sail. I paid for these on credit cards (c.$6,000). I had already owed about $6,000. I have been paying these off since I started my new position- $2,000 in the last two month. The APR on my cards is high. So I would prefer to consolidate my debt and have one payment a month. I spend $220 on car repayments and $100 on car insurance each month. The rest of my income is ALL disposable. So I will pay this loan back within 12-18 months. I would prefer to repay a peer loan than a credit card debt! If you have any questions, please contact me. This is a safe investment for you, and a great way for me to pay for what was a fantastic summer.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,098.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please verify your income with Lending Club.	Thank you for your request. I have asked lendingclub how to do this, and I will submit whatever documents they request as soon as they let me know what they need.
Hi, fellow Cornell Alum! What kind of work do you do? What department? More to the point [loanwise], for EACH debt you plan to repay with this LC Loan, please state the AMOUNT of that debt and the APR of that debt. I am looking forward to contributing to your loan when I get your answers.	Greeting from the slope! If you see the latest Gallup survey on well-being, you will see Ithaca ranks top in the US. It is unsurprising then how much people love Big Red. I am a grad. student here. Apart from my research, I have two Cornell roles. 1) I teach freshmen. I am sorry that I can't tell you which courses I teach. Lendingclub tells me not to disclose identifying info. Freshman + grad. instructor should give you a clue. 2) I serve as a graduate role model for undergraduates. This involves living on campus and promoting a healthy living learning environment. For example, I tutor residents and work with other Cornell bodies to monitor and care for resident who might be experiencing difficulties. My loans: Credit Card 1: 2650 at 13% Credit Card 2: 2100 at 19% Credit Card 3: 400 at 23% Credit Card 4: 900 at 15% Parent's Credit Card: 3500 at 14%* *Over the last few years, I have used their card for travel, computers, etc. While they pay have paid for these things in the past, I want to pay off what I billed to it over the last year. Thank you for any contribution.

Member Payment Dependent Notes Series 614413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614413	$7,600	$7,600	12.23%	1.00%	November 19, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614413. Member loan 614413 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Signs By Tomorrow USA	Debt-to-income ratio:	11.13%
Length of employment:	7 years	Location:	Baltimore, MD

Home town:
Current & past employers:	Signs By Tomorrow USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > Greetings, I've been paying down my credit cards substantially over the past few years and am ready to put the final nail in the coffin. I've been plagued with high interest rates which has prevented me from making substantial progress on paying them off quickly. This loan is an effort to receive funding at a lower interest rate to make my monthly bills a bit more manageable. I have been at my current employer for more than seven years and have incredible job security, a rare commodity in the past few years. My credit card debt began with a major auto repair and has just been lingering for far too long. I was just made aware of Lending Club and see it as an excellent way for me to reduce interest payments while offering an investor an opportunity to back a reliable borrower. Thank you for your time, I truly appreciate it.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	15
Revolving Credit Balance:	$5,917.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Signs By Tomorrow USA?	I am the Digital Technology Manager for the franchisor (national corporate entity). My main responsibilities include equipment evaluation and validation, system support, professional training curriculum building, and managing our support staff.
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Actually I'm glad you brought that up, part of the reason Lending Club interested me was because it wasn't large banks that I was paying interest too. The community aspect is unique, and I think it's one I'd like to see catch on. My payments through this loan would actually be less than I'm consistently making every month already, so I think you'll find your investment is safe with me.
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level moving forward?	A number of things. The largest impact has been renting a room in my home, the proceeds of which have been dedicated solely to getting ahead on lingering credit card debt. I've also recently finished paying off my auto loan which has freed up more than my projected loan payment in itself. I've reduced my mobile phone plan and cancelled my cable television (I was never much of a TV watcher anyway. I've been making steady progress in the past year and would like to reduce my interest rate in order for each payment to make a heavier impact on my remaining debt.
Great! It sounds like you are getting control of your finances. You may find one of the free financial management tools online, such as mint.com or yodle.com helpful. I use yodlee (which allows me to connect my LC account to it) and it has greatly reduced the amount of time I have to spend on my finances, and reduced the stress as well. I think mint.com may also allow you to connect LC accounts to it, and I have heard it is even more user-friendly than yodlee is. I have only one last question - would you please explain the circumstances of the delinquency that is showing in your Transunion credit report? Thank you in advance.	Mint.com is actually the place I found this site! I can certainly explain my one delinquency. I had purchased a vehicle while selling my previous one. I had budgeted for the sale of the previous vehicle within six months, then the financialocalypse happened and it took eight months to sell at a lower sale price than anticipated. At the same time my former landlord decided to sell the property I was renting so I had to come up with a large security deposit at the same time. The combination of those two things forced me to go over sixty days on one of my bills unfortunately. That has been nearly two years or more now (as memory serves) and it hasn't been a concern since. That former vehicle and its motor failure was actually the event that triggered these pesky credit card bills to get a bit beyond my means. Thank you for your question, I am definitely a believer in full disclosure.
I am investing in this note (your loan). Good luck on 100% funding quickly, and in your recovery from the financialapocalypse. It has hit us all in different ways - I am trying to recover by investing money here with the hope of being able to retire *before* I am 75, so please make your payments.	You help fund my loan, I'll help fund your retirement, and when we're flush we can all retire to Florida, sip Pina Coladas, and play Shuffleboard :)

Member Payment Dependent Notes Series 614465

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614465	$9,500	$9,500	14.46%	1.00%	November 17, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614465. Member loan 614465 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	car rentals inc	Debt-to-income ratio:	9.90%
Length of employment:	8 years	Location:	edison, NJ

Home town:
Current & past employers:	car rentals inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > Pay credit cards off. I've had a job for 8 years at the same place. Very steady income. I have a family to support.800.00 is my buget thispays for food,rent.Also i buget for gasand credit cards every week. Borrower added on 11/16/10 > I want to buy another house soon and the is I of the steps I need to do.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1971	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,869.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at car rentals inc?	I am a truck mechanic, I maintain the trucks and do the repairs. I am a class a mechanic. I also take care of repairs around the shop like heating, pluming,electrical work,etc.
1. how much is rent? 2. how much is car payment? 3. how did you accumulate your debt - and what, if anything, are you doing now to stop accumulating debt (other than this loan)?	My rent is 550.00 a month.My car payment is 240.00 a month.I built a histroric car and now I am done. I am done with hot roddingand want to save for a house. When I am done with this loan (if I get it). I am going to borrow the money from my 401k after my credit cards are done.
Please detail monthly expenses.	550.00 rent, 240.00 car payment, food 200.00, 250.00 miss (cell,gas,credit cards)..

Member Payment Dependent Notes Series 614470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614470	$4,000	$4,000	10.36%	1.00%	November 17, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614470. Member loan 614470 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Baron Sign Manufacturing	Debt-to-income ratio:	23.76%
Length of employment:	< 1 year	Location:	LAKE WORTH, FL

Home town:
Current & past employers:	Baron Sign Manufacturing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,520.00	Public Records On File:	0
Revolving Line Utilization:	91.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Baron Sign Manufacturing and where did you work prior to that?	I am a project coordinator at Baron Sign. I recently graduated from Florida Atlatic University and before that I was in the US Air Force.
hey, what would be the purpose of this load?	After college it took me 1 1/2 months to get a job, I need the money to catch up with some expenses.

Member Payment Dependent Notes Series 614490

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614490	$6,400	$6,400	13.35%	1.00%	November 18, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614490. Member loan 614490 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Saints Medical Center	Debt-to-income ratio:	11.50%
Length of employment:	< 1 year	Location:	Derry, NH

Home town:
Current & past employers:	Saints Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > The intro rate on the Care Credit bill for the dog's rebuilt knee has run out after 6 months. I'd like to payoff the higher intrest card with this loan. Borrower added on 11/16/10 > I have done the research regarding loans and lending and have crunched numbers from all reasonable angles, this club is remarkable in the field. I am an extremely good risk for investors as I am 100% committed to paying all of my bills, I would like to be a homeowner within the next 5 years and am dedicated to improving my credit score and reducing my debt to income ratio.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	5
Revolving Credit Balance:	$4,397.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Saints Medical Center and where did you work prior to that?	I am a dialysis nurse. I have been a nurse since 1993. Prior to Saints I worked for 2 years in long term health care (Sunhealth). When I first moved to NH from ME (2003) I spent several years working as a corrections nurse, taking care of Rockingham County inmates. While in ME I worked primarily in long term care/rehab/dementia.
What happened with the recent delinquency on your credit report 5 months ago?	This was a disputed issue, payment was made in full and not credited correctly. While the financial issue was fixed I am still waiting for an addendum to be attached to my credit report which would better reflect the event,

Member Payment Dependent Notes Series 614530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614530	$6,000	$6,000	13.35%	1.00%	November 18, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614530. Member loan 614530 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Brunswick - LifeFitness	Debt-to-income ratio:	18.75%
Length of employment:	10+ years	Location:	Huntley, IL

Home town:
Current & past employers:	Brunswick - LifeFitness
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,611.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Brunswick-Life Fitness and what will the loan be used for?	I am a purchasing manager at Life Fitness. Paying off a credit card bill.
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	US Bank $8762.50 Chase $4542.27 Kohls $815.03 Jcpenny $593.80 Old Navy $415.67 GE Mohawk $596.00 Caron Pirie Scott $714.09 GE ABT $2770.18 Harlem The room place $613.68 Home Depot $1,721.55
What is the interest rate and the monthly payment on the card or cards that you are paying off? thanks!	Minimum payment $97.00 Interest Rate 22.95%

Member Payment Dependent Notes Series 614533

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614533	$1,800	$1,800	14.09%	1.00%	November 17, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614533. Member loan 614533 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	texas tech university health science cen	Debt-to-income ratio:	16.50%
Length of employment:	10+ years	Location:	amarillo, TX

Home town:
Current & past employers:	texas tech university health science cen
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	62
Revolving Credit Balance:	$22,977.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 614585

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614585	$4,000	$4,000	9.99%	1.00%	November 19, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614585. Member loan 614585 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	CLARK COUNTY SCHOOL DISTRICT	Debt-to-income ratio:	5.31%
Length of employment:	8 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	CLARK COUNTY SCHOOL DISTRICT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > Daisy needs surgery to realign her knee. She is in a lot of pain. We have some money set aside, but are a little short. We are working people, pay our mortgage and bills on time. Thanks.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,314.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614596

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614596	$10,000	$10,000	10.36%	1.00%	November 22, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614596. Member loan 614596 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	Armand morin network	Debt-to-income ratio:	15.92%
Length of employment:	7 years	Location:	RaleigjH, NC

Home town:
Current & past employers:	Armand morin network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I would like to pay off my credit card debt asap and go to strictly cash basis. Interest rates are just to high. Borrower added on 11/13/10 > I sincerely believe that I can pay this loan back in 24 months. Making my monthly budget out to include this loan I would definitely be able to make a higher monthly payment. I also feel that my job is really stable at this time

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,170.00	Public Records On File:	2
Revolving Line Utilization:	67.40%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Armand morin network?	I handle customer support issues.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	5 credit cards with apr's ranging from 14.99 up to 22.99. The total amount is a little over 10,000 right now. In answer to your second question I intend to be totally debt free in 3 years or less. I am determined to go to a totally cash system from here on out.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you so very much and I do realize you work hard for your money and I definitely intend to get it back to you as quickly as possible

Member Payment Dependent Notes Series 614648

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614648	$1,200	$1,200	9.62%	1.00%	November 18, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614648. Member loan 614648 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Ryla Teleservices	Debt-to-income ratio:	10.19%
Length of employment:	n/a	Location:	Atlanta, GA

Home town:
Current & past employers:	Ryla Teleservices
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > This loan is an investment to support my entrepreneurial endeavors within niche marketing. I am a 2008 college graduate with a Bachelor's of Science, and I currently have a stable job as a Customer Service Representative. I also have a good payment history with none of my accounts in default. This loan will serve as basis to establish long-term credit as an entrepreneur.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,283.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan?	The purpose of this loan is to support my endeavor as an entrepreneur. I am a college graduate with plans of starting my own business within media and marketing. I will be using this loan to cover basic costs associated with forming a product to test my target market.

Member Payment Dependent Notes Series 614649

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614649	$5,700	$5,700	6.91%	1.00%	November 23, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614649. Member loan 614649 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	NetScope Inc	Debt-to-income ratio:	7.57%
Length of employment:	3 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	NetScope Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,057.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 614662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614662	$4,000	$4,000	12.98%	1.00%	November 17, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614662. Member loan 614662 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Dell, Inc	Debt-to-income ratio:	5.76%
Length of employment:	< 1 year	Location:	Oklahoma City, OK

Home town:
Current & past employers:	Dell, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	21
Revolving Credit Balance:	$4,178.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Dell, Inc and where did you work prior to that?	I'm a sales representative at Dell. Prior to that I attended college.

Member Payment Dependent Notes Series 614687

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614687	$5,000	$5,000	12.61%	1.00%	November 18, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614687. Member loan 614687 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	AT and T	Debt-to-income ratio:	8.80%
Length of employment:	10+ years	Location:	PASCOAG, RI

Home town:
Current & past employers:	AT and T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I will be able to pay this off within a couple of months. This is just to help personal bills until then.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	66
Revolving Credit Balance:	$6,286.00	Public Records On File:	0
Revolving Line Utilization:	72.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at AT and T?	I am a Retail Account Manager
Glad to help.(ex-AT&T WRHQ)	Thank you!
Please detail monthly expenses.	Are you looking for the exact dollar amounts? I have a mortage, car payment, car insurance, electric bill, heating bill, cable (which is just internent), phone bill, along with credit cards. I also have a 2 year old child.

Member Payment Dependent Notes Series 614811

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614811	$3,000	$3,000	8.88%	1.00%	November 17, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614811. Member loan 614811 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,600 / month
Current employer:	Central Garden & Pet	Debt-to-income ratio:	14.12%
Length of employment:	10+ years	Location:	Concord, CA

Home town:
Current & past employers:	Central Garden & Pet
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > Thanks Borrower added on 11/14/10 > Thanks Borrower added on 11/14/10 > Thanks Borrower added on 11/14/10 > Thanks

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	66
Revolving Credit Balance:	$35,561.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614818

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614818	$6,000	$6,000	15.57%	1.00%	November 17, 2010	November 27, 2015	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614818. Member loan 614818 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	American Auto Air	Debt-to-income ratio:	2.23%
Length of employment:	9 years	Location:	Reno, NV

Home town:
Current & past employers:	American Auto Air
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	45
Revolving Credit Balance:	$10,662.00	Public Records On File:	0
Revolving Line Utilization:	88.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at American Auto Air?	I am an Auto Tech. I repair vehicles which includes general repair but specialize in Automotive Heating and Air conditioner repairs.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Yes my wife works full time and together our net take home pay combined is $3260.00 per month.
What kind of car will you be purchasing?	I am wanting to purchase a 97-99 toyota Camery LE with approximately 135K miles on it.
What is American Auto Air and what do you do there?	I am an Auto Tech. I do auto repairs wich include general service but speacialize in Automotive Heating and Airconditioning repair.

Member Payment Dependent Notes Series 614849

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614849	$2,500	$2,500	12.23%	1.00%	November 17, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614849. Member loan 614849 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	VA Hospital	Debt-to-income ratio:	12.48%
Length of employment:	7 years	Location:	Roseburg, OR

Home town:
Current & past employers:	VA Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > Medical expenses for my son's accident. I recieve 633.00 a month in child support that is not included in the amount of income I reported on the application. I also get $550.00 a month for taking care of my mom that is not included in the amount reported.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	13
Revolving Credit Balance:	$4,179.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the VA Hospital?	I am a Certified Nursing Assistant. I work in a unit that handels hospice patients and also re-hab patients. I really love my job and get great satisfaction in helping other people.
Please detail monthly expenses.	My health insurance and retirement savings are automatically deducted from my pay check. So my take home pay is less because of these two expenses. So I have not included them in my list because they are already paid for before I get my check. House Payment 958 Lights 110 average Phone includes internet & satelite 125 Cell Phone 75 Water 25 Sewer 20 Property Taxes and Insurance 130 Travel (I live less than 2 Mi.from work) 118 Car Insurance (2 vehicles paid in full) 60 Credit Cards 300 Groceries & household items 600 Intertainment 200 Clothing 100 TOTAL 2821.00

Member Payment Dependent Notes Series 614920

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614920	$3,500	$3,500	9.99%	1.00%	November 22, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614920. Member loan 614920 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Graphic Communications	Debt-to-income ratio:	8.97%
Length of employment:	7 years	Location:	Lake Forest, CA

Home town:
Current & past employers:	Graphic Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I need the loan to take my family to New Orleans

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,692.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614925

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614925	$13,500	$13,500	12.23%	1.00%	November 22, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614925. Member loan 614925 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	USPS	Debt-to-income ratio:	19.88%
Length of employment:	6 years	Location:	WESTFIELD, MA

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > looking to consolidate debt to pay off sooner. So as to save for a down payment on a house of my own.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	22
Revolving Credit Balance:	$12,339.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: (1) Position (Job/What you do) for USPS? a-n-d (2) You initially selected 3-years loan term for repayment. In YEARS, How long do you realistically anticipate to service (keep active) this loan before it is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc.	I am a window clerk for the USPS. I would like to have it paid off in no more then two years.

Member Payment Dependent Notes Series 614931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614931	$6,000	$6,000	5.79%	1.00%	November 23, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614931. Member loan 614931 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,192 / month
Current employer:	Mecklenburg County Government	Debt-to-income ratio:	19.31%
Length of employment:	10+ years	Location:	SPENCER, NC

Home town:
Current & past employers:	Mecklenburg County Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > Funds will be used for repairs. I have an excellent credit history and have always been responsible for my obligations

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,048.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614943

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614943	$4,750	$4,750	14.83%	1.00%	November 19, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614943. Member loan 614943 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	bank of america	Debt-to-income ratio:	21.55%
Length of employment:	4 years	Location:	N weymouth, MA

Home town:
Current & past employers:	bank of america
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,808.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: (1) Position (Job/What you do) for BAC? a-n-d (2) You initially selected 3-years loan term for repayment. In YEARS, How long do you realistically anticipate to service (keep active) this loan before it is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc.	Im a senior Teller. 1-2 years
Hi, Couple of questions: 1. ) Please list all your debts (all your open credit lines), APRs', outstanding balances, monthly payments for each, durations and please highlight the debt that is going to be paid-off/adjusted with this loan. 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? Tx	i only pay 2 billsa electric and comcast. i dont pay any other thing my husband pays the mortagage
what are your current fixed monthly expenses?	$60.00 ; $ 100.00; $54.00

Member Payment Dependent Notes Series 614950

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614950	$8,000	$8,000	9.25%	1.00%	November 18, 2010	November 27, 2015	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614950. Member loan 614950 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Jacobs Engineering	Debt-to-income ratio:	10.74%
Length of employment:	4 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Jacobs Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$308.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your credit history shows a revolving credit balance of only $308. Please tell us a little about what debt you are planning to pay off with the $8,000. It would be helpful if you could also tell us the interest rate, if any, on that debt? Wishing you the best.	We are going to use it to pay off a credit card that is in my husbands name. The current APR is 14.9%

Member Payment Dependent Notes Series 614964

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614964	$14,000	$14,000	12.61%	1.00%	November 22, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614964. Member loan 614964 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	CAPITAL ONE BANK	Debt-to-income ratio:	6.72%
Length of employment:	9 years	Location:	elizabeth , NJ

Home town:
Current & past employers:	CAPITAL ONE BANK
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	25	Months Since Last Delinquency:	9
Revolving Credit Balance:	$12,116.00	Public Records On File:	1
Revolving Line Utilization:	61.60%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Three questions: (1) Position (Job/What you do) for BAC? (2) Why the asset liquidation personal bankruptcy filing 99-months ago? and (3) You initially selected 3-years loan term for repayment. In YEARS, How long do you realistically anticipate to service (keep active) this loan before it is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc.	(1) I am currently a Operations Specialis-VP- I am in charge of monitoring the compliance aspect of my Department. (2)File for bankcrupcy 99 montha go due to inexperience-I had multiple studen loan a car loan and personal loans with a low paying job and this caused me to filed for Bankcrupcy.(3) My goal is to payoff this loan within two years. I am anticipating my incentive payout in March and with that I will reduce the loan by more than have of the amount due. My porpuse with this loan is to consolidate my credit card payments into one single payment and reduce my interest rate and also eliminate the number of credit cards to one.
Hi, Couple of questions: 1. ) Please list all your debts (all your open credit lines), APRs', outstanding balances, monthly payments for each, durations and please highlight the debt that is going to be paid-off/adjusted with this loan. 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? Tx	1.)6 credit cards 2) total balances 14,000.00 3.) 600 monthly total monthly payment AVERAGE INTEREST RATE 20.24%, all cards will be paid off and closed. 4)monthly salary $3600.00, total expensses $900.00.
I'm not sure if I will invest in your loan. I appreciate it when borrowers take the time to use proper grammar and correct spelling for such an important request. I'm sure with your position you are capable of doing that. Still thinking. Good luck.	I really appreciate you taking the time and considering to contribute towards my loan request. You are absolutely right I should've been more careful when typing my answers. I understand how this is an important decision for you. My apologies. Thanks for you consideration and honesty !

Member Payment Dependent Notes Series 614983

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614983	$5,500	$5,500	14.46%	1.00%	November 22, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614983. Member loan 614983 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,700 / month
Current employer:	black oak casino	Debt-to-income ratio:	20.82%
Length of employment:	5 years	Location:	sonora, CA

Home town:
Current & past employers:	black oak casino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,717.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: (1) Position (Job/What you do) for Black Oak Casino? a-n-d (2) You initially selected 3-years for loan repayment term. In YEARS, How long do you realistically anticipate to service (keep active) this loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc. Thanks Lender 505570 USMC-RETIRED	First question is i am a cage cashier for black oak casino. second i always try to pay a little over the minimum payment each month to pay it off faster.
How much is your rent per month? How much do you pay in total towards your credit card(s) each month?	my rent is 900 per month and it depends on what the minimum payment is i always try to pay more than the minimum payment

Member Payment Dependent Notes Series 615036

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615036	$6,000	$6,000	5.79%	1.00%	November 23, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615036. Member loan 615036 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Vestcom	Debt-to-income ratio:	7.89%
Length of employment:	3 years	Location:	Sheridan , AR

Home town:
Current & past employers:	Vestcom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Working through a 3 year plan to be debt free. Borrower added on 11/16/10 > Stable employment, low-risk borrower.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,259.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 615055

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615055	$5,200	$5,200	5.42%	1.00%	November 18, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615055. Member loan 615055 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Walton County Public School	Debt-to-income ratio:	4.45%
Length of employment:	8 years	Location:	Monroe, GA

Home town:
Current & past employers:	Walton County Public School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,358.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Walton County Public School?	Computer Tech

Member Payment Dependent Notes Series 615077

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615077	$1,000	$1,000	15.20%	1.00%	November 19, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615077. Member loan 615077 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,508 / month
Current employer:	Princeton Transcription, Inc	Debt-to-income ratio:	12.95%
Length of employment:	2 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Princeton Transcription, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I only wanted to borrow $500 to purchase a replacement iPhone. My plan is to pay this off early.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,729.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Princeton Transcription, Inc and where did you work prior to that?	I am a corporate account manager and manage dictation and transcription workflow in short. Prior to working in this position I worked for MicroWarehouse as a Customer Service Manager.

Member Payment Dependent Notes Series 615117

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615117	$2,200	$2,200	5.42%	1.00%	November 22, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615117. Member loan 615117 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Peninsula Hospital	Debt-to-income ratio:	12.04%
Length of employment:	2 years	Location:	Roslyn Heights, NY

Home town:
Current & past employers:	Peninsula Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,813.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Peninsula Hospital and where did you work prior to that?	Orthopedic Resident. I was in medical prior to that and prior to medical school I worked for two years for an IT company and an architectural metal and glass company.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	The apartment is without any mortgage. The monthly payment is $1,000. The deed/title is in my name as well as my parents name. I do not have a HELOC. Valuation is conservatively estimated at $200,000 and I have lived in it for 5 1/2 years

Member Payment Dependent Notes Series 615140

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615140	$4,000	$4,000	17.80%	1.00%	November 18, 2010	November 28, 2015	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615140. Member loan 615140 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,080 / month
Current employer:	big r	Debt-to-income ratio:	20.24%
Length of employment:	4 years	Location:	pueblo, CO

Home town:
Current & past employers:	big r
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > really need to get out of high interest rates on credit cards this would put end to all my credit cards and let us enjoy life once again. ty :) Borrower added on 11/14/10 > i pay on time and am currently trying to sell outher house to help pay everything off.ty for all the help from you lenders :)

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,799.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any other income not listed above? If so, can you list for us?	as of right now no additional income.my gf been trying to find a job for about a year.she looks for jobs everyday and has put in over 100 applications for work as well..
What is "big r" and what do you do there? What are you current credit debt amounts, APR, and monthly payments?	big r is a farm retail store that sells supplies for farms and livestock.iam a transfer specialist that transfers all kind of stock to our 12 stores around colo.credit debt is at about 15000 which 5000 is going to be paid in couple days i hope with this loan the apr is at 28.99 which is killin me payment is around 700 i bilieve for all.in which when i sell my old house my big expense credit will be paid off as well.
Thanks for your answers. Sorry, but I have several more questions .... It sounds like you currently own two houses, one of which you are trying to sell. Is that correct? Please list your current monthly mortgage payments on both homes. How much do you owe on the house you are trying to sell, and how much are you trying to sell it for? Your credit report shows your credit card balance is only $2,800, but you state you owe $15,000. Please explain the big difference. You state that $5,000 will be paid to the credit card "with this loan". You are only requesting $4,000, and after the loan fee, you will only receive $3,800. Please explain how the remaining $1,200 will be paid. Looks like you plan to pay off the remaining CC balance after you sell your house. What happens if you are not able to sell - how will you be able to afford making two mortgage payments, the CC payments, as well as this LC loan?	house im sellin is free and clear. selling it for 65000.there is another revolving account which is at 800.00 and i owe a loan at a lil over 10000 thats where the figured came from.im taking a big hit on my house im sellin and feel comfortable that it will sell.bought it fot 90000 and after 10 years its listred at 65000.so it will get paid :)

Member Payment Dependent Notes Series 615158

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615158	$3,500	$3,500	5.42%	1.00%	November 22, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615158. Member loan 615158 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	St. Paul Public Schools	Debt-to-income ratio:	7.43%
Length of employment:	10+ years	Location:	Hastings, MN

Home town:
Current & past employers:	St. Paul Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > The loan will be for an 4 x 4 ATV of value no more than $3500 total. Will be keeping it to a vehicle that is no more than 5 years old. I am doing this in a manner that has the funds available to me to buy from a private party if needed.

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,660.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 615178

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615178	$12,000	$12,000	12.23%	1.00%	November 22, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615178. Member loan 615178 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,375 / month
Current employer:	Platinum Solutions Inc.	Debt-to-income ratio:	13.96%
Length of employment:	< 1 year	Location:	Fairmont, WV

Home town:
Current & past employers:	Platinum Solutions Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > About Me: I am 23 years old and have a credit score of 705 as of 11/5. I believe it would be higher if I had a longer credit history. I am financially responsible, hold a steady income, and own my home. In the last seven months of employment since graduation, I have paid off over $6000 in student loan and credit card debt. About the Loan: I have been paying Sallie Mae faithfully every month for two years now and only $700 has come off the principal on my student loan of $5000. They estimate that I have another 7 years left to pay it off at their 11.8% interest rate. I would much rather have it paid off in 3 years, while paying off my credit cards as well. I have four credit cards, two of which are fully paid off. They have a total limit of over $30,000. I have $6500 charged to two of them leftover from when I was in college. Both have the same high interest rates they had when I got them during school (one is around 15% and the other is about 18%). With this loan, I intend to pay off the Sallie Mae remainder ($4300) and these cards ($6500) in one convenient monthly payment. Any money left over after fees will go into my savings account for emergencies. Borrower added on 11/15/10 > My Employment: I am securely employed in a 2.5 year contract. My occupation is ranked as one of the fastest growing through 2018.

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,125.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 615302

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615302	$7,000	$7,000	8.88%	1.00%	November 22, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615302. Member loan 615302 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Rundus Funeral Home	Debt-to-income ratio:	11.83%
Length of employment:	3 years	Location:	Westminster, CO

Home town:
Current & past employers:	Rundus Funeral Home
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > Hello to all potential investors! I am a funeral director based out of Colorado, with a great possibility of freelancing a Restorative Artist business. I have been requested by several counties, on a frequent basis, to do the cosmetology side of the process because of my quality work. There is a lot of money ready to be made, but in order for my S-Corp to go on payroll, I need to cover my first month's salary and be ahead of the game. I appreciate your time, and I will gladly answer any details. Thanks!

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$497.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Rundus Funeral Home?	I am a funeral director, embalmer and general manager. I work directly with families in arrangements, but I love the cosmetology side of it. Many funeral homes don't take the time to do a good job of making a lost loved-one look beautiful for the final viewing. I've created a great reputation because of my skill and I would like to make my business a full time one soon. Thanks!
Greetings - I'm confused on what you intend to use the loan for. Are you currently working for Rundus but you want to open your own funeral home? What is the meaning of the title "Blinds Etc Loan? Are you thinking of buying blinds? Art	Hi, sorry about the confusion. I don't intend on opening a funeral home. I would drive to locations as a contractor and perform cosmetology. "blindsetc" is my fianc??'s company that has been established for years in Colrado. He is a member of lendingclub.com and assisting me with the set up. Thanks
Why are you using an S-Corp for a start up small business? The paper work and additionally expense is not worth it. Dissolve the S-Corp and go with an LLC so you can skip quarter payroll taxes and corporate filings. When structured correctly the legal protection and tax benefits are similar. Plus you don't have to issue payroll and you can take a loss against your income with your LLC. You'll need to continue to issue payroll for an S-Corp even on years you're not doing business, unlike an LLC. Do this and it'll be cheaper then getting a loan.	Thanks for the advice. I will assess the situation with my accountant.

Member Payment Dependent Notes Series 615313

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615313	$4,500	$4,500	13.35%	1.00%	November 17, 2010	November 28, 2015	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615313. Member loan 615313 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	FEDERAL BUREAU OF PRISONS	Debt-to-income ratio:	12.91%
Length of employment:	10+ years	Location:	ROLLINGSTONE, MN

Home town:
Current & past employers:	FEDERAL BUREAU OF PRISONS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,321.00	Public Records On File:	1
Revolving Line Utilization:	91.50%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 615346

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615346	$9,600	$9,600	14.09%	1.00%	November 23, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615346. Member loan 615346 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	RSI	Debt-to-income ratio:	20.75%
Length of employment:	8 years	Location:	THOUSAND OAKS, CA

Home town:
Current & past employers:	RSI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,798.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 615402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615402	$5,600	$5,600	14.46%	1.00%	November 18, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615402. Member loan 615402 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Buddy Transportation, Inc	Debt-to-income ratio:	16.36%
Length of employment:	1 year	Location:	Somerset, MA

Home town:
Current & past employers:	Buddy Transportation, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	9
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 615452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615452	$6,000	$6,000	15.95%	1.00%	November 17, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615452. Member loan 615452 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Darwill	Debt-to-income ratio:	13.54%
Length of employment:	2 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Darwill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	24
Revolving Credit Balance:	$2,279.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I'll send income verification over today. Thank you, Jason
What do you do at Darwill?	I am an account executive who works on new business development, existing customer account management and improving customer experience.
What was the reason for the delinquency two years ago?	The delinquency was because I was having issues with my car and having to dump so much money into it which cause me to be late on a payment which started to snow ball to a few payments. I worked with the credit card company to get it corrected and I have not had an late payment since. I have never been late on any of my loans.
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	Sending it over today.
Please list the debt(s) you are planning to consolidate with this loan: Include type of debt (credit card, car loan, etc), amount owed, APR, and monthly payments. Please explain the delinquency shown on your credit report from 24 months ago.	Credit Card-Amount Owed-$1,200-APR-15.24%-Monthly Payment is $60.00 Credit Card-Amount Owed-$2,120-APR-17.9%-Monthly Payment is $65.00 Credit Card-Amount Owed-$1,775-APR-19.9%-Monthly Payment is $50.00 Credit Card-Amount Owed-$456-APR-19.9%-Monthly Payment is $35.00 The delinquency was because I was having issues with my car and having to dump so much money into it which cause me to be late on a payment which started to snow ball to a few payments. I worked with the credit card company to get it corrected and I have not had an late payment since. I have never been late on any of my loans.
Are your car problems over?	Yes, I have a brand new 2009 Nissan Altima.

Member Payment Dependent Notes Series 615530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615530	$4,000	$4,000	8.88%	1.00%	November 18, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615530. Member loan 615530 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	The Hartford	Debt-to-income ratio:	13.51%
Length of employment:	3 years	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	The Hartford
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > I plan to use the funds to pay of credit card debt. I am a full-time student at a university and employed full-time w/a Fortune 100 financial services firm. Borrower added on 11/15/10 > *off credit cards

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	39
Revolving Credit Balance:	$3,313.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 615558

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615558	$2,500	$2,500	9.99%	1.00%	November 18, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615558. Member loan 615558 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Moore Capital Management, LP	Debt-to-income ratio:	11.92%
Length of employment:	4 years	Location:	North Bergen, NJ

Home town:
Current & past employers:	Moore Capital Management, LP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > Plumbing, new pipes for water lines in to boiler and water heater, new windows for top floor to stop heat from escape and save on heat

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	11
Revolving Credit Balance:	$57,091.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide details of your 57K revolving credit balance. Thanks.	Resently divorced and took out Equity Loan, had tons of repairs to do to my house in and out.(Roof, siding, rewiring entired house, leveling yard/cement work, finishing basement, this loan is to finish up left over important fixes, and I will be done.

Member Payment Dependent Notes Series 615709

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615709	$3,000	$3,000	6.17%	1.00%	November 22, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615709. Member loan 615709 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	ACS HR Solutions	Debt-to-income ratio:	1.33%
Length of employment:	10+ years	Location:	jersey city, NJ

Home town:
Current & past employers:	ACS HR Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,960.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 615718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615718	$1,000	$1,000	9.62%	1.00%	November 17, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615718. Member loan 615718 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Due Process Stable	Debt-to-income ratio:	11.31%
Length of employment:	3 years	Location:	Belmar, NJ

Home town:
Current & past employers:	Due Process Stable
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > i need this loan to move to florida

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	51
Revolving Credit Balance:	$1,514.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Will you still have your job after you relocate?	Yes I start work down there on the 2nd of december

Member Payment Dependent Notes Series 615720

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615720	$7,100	$7,100	9.25%	1.00%	November 19, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615720. Member loan 615720 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Access Group Inc.	Debt-to-income ratio:	7.25%
Length of employment:	10+ years	Location:	BEAR, DE

Home town:
Current & past employers:	Access Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > This is to replace my current furnace and A/C. Borrower added on 11/15/10 > This loan is to replace my old furnace and A/C with a new, energy efficient system. I've shopped around for several weeks, and found an excellent, very energy efficient system at a great price, and a reliable (and highly recommended) person to install it. I'm a responsible homeowner with a very manageable amount of debt, and have a stable, well-paying job. This loan will enable me to replace my current system which is on its last legs, take advantage of the federal $1,500 tax credit which expires on 12/31/10, and keep my home comfortable for years to come with lower energy bills. Thank you.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,111.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 615743

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615743	$4,000	$4,000	13.35%	1.00%	November 17, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615743. Member loan 615743 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,700 / month
Current employer:	Howard W. Phillips & Company Inc.	Debt-to-income ratio:	8.65%
Length of employment:	3 years	Location:	Huntingtown, MD

Home town:
Current & past employers:	Howard W. Phillips & Company Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,992.00	Public Records On File:	0
Revolving Line Utilization:	99.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
At your income level, why do you need to borrow $4,000 for an education loan?	This is not for secondary education. The money is being used to take care of some debt on a short term basis. It will enable me to take care of some bills that are due on a short term basis, among them tuition for my high school child.
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? I was also wondering that since you make a good amount of money each month and seem to have manageable revolving credit debt, why do you need this loan? Thanks, Ron	The total amount owed on the credit card is $14,500. I recently had my credit limit decreased from $30,000 to $15,000 and am now working to pay that down as well. There are no other personal loan debts.
What is your major purchase?	I had to categorize it as a major purchase because there was no other way to categorize it in the system. This is for an education payment for my daughter which I will be in a position to pay back in a few months.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	$6,260.00
Your credit history shows that your revolving line utilization is 99.9%. Would you please explain what has led you to max out your credit? Your listing also shows that you make over $10,000 a month. If your income is so high, what has caused you to rely on your existing sources of credit so heavily? Also, would you please verify your income with Lending Club. If you can do this, I would be happy to invest in your loan. Thank you.	I am in the process of reducing the amount of credit that I have out there available. I just recently got rid of a credit card that carried on it a $30,000 credit line and now have just one that is $15,000 that I am working on reducing. My income is $5,000 on the 15th and 30th of the month totaling $10,000 per month.
Just to clarify.. this is for private high school tuition?	It is for a private high school. The money will be used for some other bills as well and is needed for just a few months and then the money will be paid back in full.

Member Payment Dependent Notes Series 615768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615768	$3,000	$3,000	13.72%	1.00%	November 18, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615768. Member loan 615768 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,143 / month
Current employer:	Ford foundation	Debt-to-income ratio:	7.89%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Ford foundation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I plan to pay off all my credit card debt. As well as a few other minor debts that I have.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	21
Revolving Credit Balance:	$753.00	Public Records On File:	1
Revolving Line Utilization:	68.40%	Months Since Last Record:	53
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 615822

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615822	$12,000	$12,000	12.61%	1.00%	November 23, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615822. Member loan 615822 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,333 / month
Current employer:	MGH	Debt-to-income ratio:	17.53%
Length of employment:	8 years	Location:	MELROSE, MA

Home town:
Current & past employers:	MGH
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I am planning on using this money to fund my wedding. Although I do not have a cosigner my fiance will be helping me to pay for this loan. I am having a "greenback" shower and plan on using the money I get from my shower to put towards this loan. I have worked at the same job for almost 8 years and its in a field that has job security. I plan on working there the rest of my life. I live in a house owned by my parents and I dont pay any rent. So I dont have a monthly rent/mortgage payment. Borrower added on 11/20/10 > I am a very organized person who always has a plan for a plan, I would never ask for something if I could not afford it. And like I said before, even though I don't have a cosigner (and really I dont need one) I am not the only one putting money towards this loan, this wedding is for 2 ppl and we are equally paying for it. Thanks for listening, and helping me make my dream come true. :)

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	33
Revolving Credit Balance:	$4,938.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is MGH and what do you do there?	It stands for Massachusetts General Hospital and I have been a Radiologic Technologist (x-ray technologist) in the Radiology Department there for almost 8 years.
Two questions (1) What is MGH and your position (Job/What you do) there? a-n-d (2) You initially selected 3-years for loan repayment term. In YEARS, How long do you realistically anticipate to service (keep active) this loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc. Thanks Lender 505570 USMC-RETIRED	MGH stands for Massachusetts General Hospital and I am a radiologic technologist. I realistically hope to have this loan payed off in 2 yrs. or even under 2 years. Like I said in my loan description I am having a greenback shower and am going to use that money to pay towards this loan. I hope this answers your question.
Since you mentioned that you're about to be married (congrats BTW!!!), would you mind disclosing your fiance's employer, profession and monthly salary. Such info can only strengthen your application b/c investors love dual income households.	Thanks for the congrats :) Unfortunately he is layed off but is still bringing in 1600 a month from unemployement. He has been layed off for about 3 months and is actively looking for a job. He is an electrician but right now is a stay at home dad lol.
I'm going to kick-in to fund part of your loan. I just got married myself. A word of advice since it looks like you're paying the bill (as I did for my wedding): If the in-laws, or your own family, start suggesting or outright demanding certain things about the wedding don't be afraid to remind them that you're paying for it and if they have suggestions or demands they are welcome to fund those ideas up-front to see them materialize. Otherwise, they should keep quiet and enjoy the wedding for what it is - the celebration of the joining of two lives.	Thanks for the good advice :)
Put Some money in for you! Congrats and best of luck for you both! I lend here to make money for my own childrens weddings someday~ Congrats again and enjoy your day~	Thank you so much! :)

Member Payment Dependent Notes Series 615853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615853	$4,800	$4,800	12.98%	1.00%	November 18, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615853. Member loan 615853 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	RedVentures	Debt-to-income ratio:	5.88%
Length of employment:	< 1 year	Location:	NMB, FL

Home town:
Current & past employers:	RedVentures
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,915.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 615996

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615996	$5,000	$5,000	9.25%	1.00%	November 22, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615996. Member loan 615996 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,417 / month
Current employer:	staples	Debt-to-income ratio:	4.96%
Length of employment:	3 years	Location:	BRIGHTON, CO

Home town:
Current & past employers:	staples
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I plan to pay my credit cards off and a doctors bill as well. I'm a good borrower because I want a good credit score and I've been trying to make all my payments on time. But I've had hardships in the past that has been a set back. This loan will help get things going in the right direction. My budget is credit cards-327.00 a month doctors -200.00 a month , groceries 300.00 phone 100.00. I've been working for staples f.c. for 3 yrs now. I started when the facility opened. The company is growing . I'm not worried about losing my job.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	14
Revolving Credit Balance:	$2,970.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at staples?	I receive items into the building.

Member Payment Dependent Notes Series 615998

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615998	$1,600	$1,600	15.95%	1.00%	November 19, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615998. Member loan 615998 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	ucla medical center	Debt-to-income ratio:	8.22%
Length of employment:	4 years	Location:	los angeles, CA

Home town:
Current & past employers:	ucla medical center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,439.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 616163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616163	$2,000	$2,000	10.36%	1.00%	November 17, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616163. Member loan 616163 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Stages Repertory Theatre	Debt-to-income ratio:	21.14%
Length of employment:	9 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Stages Repertory Theatre
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$468.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 616177

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616177	$4,500	$4,500	9.62%	1.00%	November 19, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616177. Member loan 616177 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,993 / month
Current employer:	Lindstrom Metric	Debt-to-income ratio:	12.69%
Length of employment:	2 years	Location:	MINNEAPOLIS, MN

Home town:
Current & past employers:	Lindstrom Metric
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,496.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you briefly describe what your company does and your work responsibilities? Also your credit report shows only $1500 in debt, why are you asking for $4500?	I handle shipping responsibilities for wholesale Nut & Bolt distribution Company. My total debt is $3,700+ which is my car loan and about 5 lines of Credit that I want to consolidate into 1 monthly, lower interest payment. Thank You!

Member Payment Dependent Notes Series 616203

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616203	$5,000	$5,000	6.91%	1.00%	November 22, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616203. Member loan 616203 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Wheaton Franciscan	Debt-to-income ratio:	12.75%
Length of employment:	7 years	Location:	Oak Creek, WI

Home town:
Current & past employers:	Wheaton Franciscan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > I am paying off a high interest credit card with this money.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,342.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 616223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616223	$2,100	$2,100	15.57%	1.00%	November 19, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616223. Member loan 616223 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	AAFES	Debt-to-income ratio:	20.96%
Length of employment:	3 years	Location:	SPRING LAKE, NC

Home town:
Current & past employers:	AAFES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Thank you taking time in reviewing my request this would really help my mom.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,878.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is AAFES and what do you do there?	Army and AirForce Exchange Services,I work as a food service worker in Burger King.

Member Payment Dependent Notes Series 616235

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616235	$7,000	$7,000	8.88%	1.00%	November 18, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616235. Member loan 616235 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,875 / month
Current employer:	Walmart Stores Inc	Debt-to-income ratio:	21.08%
Length of employment:	9 years	Location:	Winchester, KY

Home town:
Current & past employers:	Walmart Stores Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,625.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 616251

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616251	$3,250	$3,250	9.25%	1.00%	November 23, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616251. Member loan 616251 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$600 / month
Current employer:	Ihop	Debt-to-income ratio:	13.50%
Length of employment:	2 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	Ihop
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Thank you L. Club!

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,392.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 616256

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616256	$5,500	$5,500	12.98%	1.00%	November 22, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616256. Member loan 616256 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,408 / month
Current employer:	Warren Federal Credit Union	Debt-to-income ratio:	8.64%
Length of employment:	2 years	Location:	Wellington, CO

Home town:
Current & past employers:	Warren Federal Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I am using this loan to pay off high rate credit cards, it will save me a lot of money. I work at a Credit Union and have been here almost two years (and in banking 9 years), but I took a position at the post office (in between banks), and when the market went down so did my hours... and then my perfect credit. I know what it feels like to have great credit because I bought my house when it was in the A+ range. I'd like to have that again, so thank you to all who help me!

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	3
Revolving Credit Balance:	$7,255.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the delinquency 3 months ago for?	Bill pay issue on my Wells Fargo card, I decided to have it automatically come out of my account and it tried to pull from my Savings account (which only had the minimum $5 in it) It rejected and I didn't notice because I don't look at that account ever. It was my fault because I didn't change the default account... needless to say I changed the settings, and have been paying extra ever since.

Member Payment Dependent Notes Series 616269

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616269	$4,000	$4,000	5.42%	1.00%	November 19, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616269. Member loan 616269 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Department of Defense	Debt-to-income ratio:	5.89%
Length of employment:	7 years	Location:	Honolulu, HI

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > Loan will be used to consolidate credit card debt into one account at a lower interest rate. Loan recipient has a good credit history.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,627.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 616327

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616327	$8,000	$8,000	14.83%	1.00%	November 23, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616327. Member loan 616327 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Mec???Con Associates Inc.	Debt-to-income ratio:	10.88%
Length of employment:	< 1 year	Location:	Bayside, NY

Home town:
Current & past employers:	Mec???Con Associates Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,800.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Mec???????Con Associates Inc. and what do you do there? Where did you work prior to that?	Its HVAC contracting company, we doing city constructions like hospitle, school and parks Im working as HVAC technician in this company Install roof top ac unit, duct work, and etc.

Member Payment Dependent Notes Series 616408

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616408	$6,000	$6,000	8.88%	1.00%	November 23, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616408. Member loan 616408 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Arnold Worldwide	Debt-to-income ratio:	12.86%
Length of employment:	< 1 year	Location:	Boston, MA

Home town:
Current & past employers:	Arnold Worldwide
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,145.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Arnold Worldwide and where did you work prior to that?	I'm a copywriter. Before Arnold, I was at Hill Holliday doing the same thing.

Member Payment Dependent Notes Series 616464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616464	$1,800	$1,800	8.88%	1.00%	November 22, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616464. Member loan 616464 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,700 / month
Current employer:	n/a	Debt-to-income ratio:	24.56%
Length of employment:	n/a	Location:	archdale, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > This money will be used to make a trip to see our ne twin grand children food, motel expense,gasoline, and presents for christmas for the Twins. I have had credit problems in the past but! have rebounded back i pay my bills on time and in advance due to the more strengent rules by local lenders requireing collateral;ie: automobile i went online in search of loans. we normally would have money to use except; we just placed a new floor in the kitchen and living room

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	49
Revolving Credit Balance:	$3,620.00	Public Records On File:	1
Revolving Line Utilization:	34.20%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Retired from RailRoad recive monthly retirement

Member Payment Dependent Notes Series 616504

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616504	$5,000	$5,000	14.46%	1.00%	November 22, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616504. Member loan 616504 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	homewatch caregivers	Debt-to-income ratio:	22.74%
Length of employment:	1 year	Location:	northampton, MA

Home town:
Current & past employers:	homewatch caregivers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > utilizing funds to pay bills Borrower added on 11/16/10 > have consolidated credit cards - have stable job working with the elderly - pay 400 dollars for rent - 200 to credit card consolidation- 266 for car payment -1400 bring home per month - gas usage in apartment 95 per month electric 50 - phone 60-

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,525.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 616548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616548	$3,000	$3,000	9.62%	1.00%	November 22, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616548. Member loan 616548 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Borgata Hotel Casino & Spa	Debt-to-income ratio:	19.92%
Length of employment:	4 years	Location:	Mays Landing, NJ

Home town:
Current & past employers:	Borgata Hotel Casino & Spa
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,467.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 616568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616568	$3,600	$3,600	9.62%	1.00%	November 22, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616568. Member loan 616568 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	n/a	Debt-to-income ratio:	7.00%
Length of employment:	n/a	Location:	Oceanside, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I have just been diagnosed with Diabetes. There is a program through my HMO that will reverse the Diabetes (30 years successful experience) and educate and train me to stay healthy with normal blood sugar through diet and exercise. Since I'm newly diagnosed, this is a perfect time to enter the program and get on the road to recovery. I am asking for funds to cover the cost of the program and the supplements required.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	75
Revolving Credit Balance:	$508.00	Public Records On File:	1
Revolving Line Utilization:	33.90%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 616605

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616605	$6,000	$6,000	14.09%	1.00%	November 18, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616605. Member loan 616605 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Marriott Intl	Debt-to-income ratio:	20.26%
Length of employment:	10+ years	Location:	PEABODY, MA

Home town:
Current & past employers:	Marriott Intl
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I have been at my job for 18 years. I have 3 credit card accounts with high percentages. I will use this loan to consolidate them into one payment. I am planning on purchasing a house in the near future, so maintaining my credit is high priority to me.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,527.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts (amounts) you are carrying?	I have 3 Outstanding debts, $500 Capital One 29% $2400 Merrick Bank 31% $1700 Houshold Bank 31%
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level, moving forward?	This loan would start me in the right direction. However, I have decided to utilize the debt-snowball method. I will also try to get a part time job to pay down my debt faster. My goal is to reduce my financial obligations as fast as possible; starting by returning my lease vehicle when it???s up in May.
You listed $4,600 in debt. Your credit report says there is more out there. What other debts are you carrying?	I listed these debts as they are the ones that have high precentages. I have a leased vehicle, student loan, and a line of credit. The other accounts are not mine, I am listed as an authorized user.
Can you give us the balance on the student loan and line of credit? These aren't in your name but you are an authorized user on these accounts?	The Student loans = $43,000: I pay $169 Line of Credit = $7000: I pay $138

Member Payment Dependent Notes Series 616634

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616634	$5,000	$5,000	15.95%	1.00%	November 19, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616634. Member loan 616634 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Party City Corporate	Debt-to-income ratio:	22.38%
Length of employment:	10+ years	Location:	Lake Worth, FL

Home town:
Current & past employers:	Party City Corporate
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Want to get my credit card bills paid up! After this, I can start my business of music classes for disabled children- a life long passion.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	49
Revolving Credit Balance:	$52,786.00	Public Records On File:	0
Revolving Line Utilization:	99.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You have over $52,000 in CC debt. Please list the amount you owe on each card, the APR, and the amount you pay (not the minimum required but what you actually pay) on each card. Please also indicate which card you plan to pay with this loan. Lastly you state you want to get your credit card paid up. You owe over $52k, but your loan request is only $5k - how, and by when do you plan to pay the remaining $48k?	I am going to use this to pay my macy's card which is the highest interest ( 25%). I didn't want to ask for the full amount of what I owe because the rest of the cards are lower interest than what I am getting from this website ( 15.96%) I am paying on the rest of the cards above the minimum. I would love to consolidate the whole thing but have not been able to. My house is upside down so there is no way to get money from that. I also wasn't able to get a modification on that. I have no problem paying the bills I just wish I could get them all onto one bill. Thank you for your question:)
Hi. I'm interested in funding your loan. Can you offer some information on your current revolving debts? You are asking for a $5,000 loan but you have almost $53,000 in revolving debt, and it looks like your lines are completely maxed out. What are you planning on paying off (balance, rate, minimum monthly payment) and how will this loan help you? Do you have a plan to further reduce your line utilization (now at 99.9%)? Thanks.	Hi, I thank you for writing. I have decided not to go for the loan. My husband has gone through a few job changes in the last 3 years. He was with the same company for 20 years and it sold 3 years ago. Our income was cut in half with the new job he was offered. We also had a salon that we had to put personal funds into. My daughter was born with a cleft palate and I sold the salon to stay home with her. I thought I would get my feet wet with the loan here and get the highest interest. My cards got maxed out when the companies raised the interest and cut the credit line. I thought I would try for $5000 because I thought I couldn't get a higher amount. I am just at a loss of what to do. Other people wrote m with the same questions you wrote and you guys are right, the $5000 won't help. My house is upside down, too or I would try to rifinance. The good thing is that I always pay my bills. Thank you so much for our interest. If you have any other suggestions, please let me know:) Thanks, Leeta
Hi Leeta. Thanks for a very thorough answer. I think you should definitely try to get a loan here, and I will be happy to help fund it. I suggest taking this step by step. On one hand, you appear to be a risky borrower with your line utilization, but you say (and your credit report confirms) that you always pay your bills. Your situation is compelling. I would suggest sharing information on your highest interest rate debts (balance, rate, minimum monthly payment) and figuring out how much of a loan from Lending Club will get you started on paying off the ones that are highest. If you are making your payments now on, for example, $10,000 of CC debt at 29%, then you could put this same amount towards a Lending Club debt at something less than that (but probably higher than the 15.95% you got graded by LC since you'd be asking for more)... you could then repay the LC loan quicker than 36 months, and take another one out to repeat on the next highest CC debt. It will take time, but we are here to help you do it. Is this something you can do? If you explain what you are planning to do and emphasize that you always stay on top of your bills, since your credit report confirms this, you will almost certainly get funded. Is $10,000 a reasonable amount? If $5,000 will get you started then I suggest staying with this loan you have now. Don't give up. You can do this. -Nathanael	Hi Nathanael Thank you for writing. Yes, it is compelling! It's not where I thought we would be after being so successful. I have asked to go back on th loan of $5000. I looked at my credit cards and the highest is 24% and the balance is only $1600. So, the next highest interest is 13.24. This is less than the interest I was ofered from LC. Now what should I do? Thank you so much for writing, Leeta
Hi Leeta, In that case, I'd call LC and make sure they cancel the loan application you currently have open for $5,000 soon. You could submit another for $1,600. Then pay LC off as quick as you can and work your way down, making even more than you are now on the 13.24%. Just because it's only $1,600 doesn't make it any more reasonable to be paying 24% when you have options. Hope this helps. -Nathanael (Also, in your next loan, could you put your name or refer to this conversation so I know it's yours? I'd like to help fund the $1,600)	I am going to keep the original loan open. I am also going to set up a loan at another site called lend friend. me which allows me to email friends and family to see if they want to fund the loan. I am going to pick an 8% interest rate. maybe it will work. I really need to get my kindermusik program going so I can help children with music. Thanks for your advice!

Member Payment Dependent Notes Series 616688

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616688	$6,000	$6,000	8.88%	1.00%	November 22, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616688. Member loan 616688 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Miltiadis Leptourgos, P.E.	Debt-to-income ratio:	3.60%
Length of employment:	10+ years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Miltiadis Leptourgos, P.E.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > to consolidate my credit cards which has higher interest. buy some small appliances maybe use for vacation My employer is a workaholic, genious & lot of clients. I work 6 days a week. We are only 3 employees in the company. My wife & daughter is in the Phils. which spending are cheap. I just live with my mother who also works. Borrower added on 11/18/10 > I forgot, this is my 1st persona loan, i just applied recently to other bank & got approved after 3 days but i'm going to cancel it very soon not only because of too high interest (20%) but after i found out this amazing P2P lending club. This is awesome & phenomenal, i never thought its a community of borrower & lender until i signed in & read the mechanics.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,388.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Miltiadis Leptourgos, P.E.?	I do computer aided drafting (cad), structural design and calculations for medium rise buildings & structures, etc.
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level, moving forward?	I did a few actions, 1st reduce spending, don't buy unecessary stuff like electronics for leisure, less buying extravagant food. 2nd is we tried the debt solution which would definitely save you a lot & get rid off the debt but my mother refused it cause she's afraid it myt be a scam or somethin. The debt counselling advise me not to apply cause my debt is not that high. I can manage to pay it & so my credit score won't be affected. Unlyk my mother it's ok coz shes too old & retiring soon & she doesn't care much of her credit score. That Debt counselling is really amazing, in our case our debt would be gone in just 1 & half year in time with a lot of savings out of existing ones, that's why my mother didn't believe it so far.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. No 2. N/A, c) Brother 3. No 4. N/A 5. 10 years
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	1. Credit Cards, amount to be consolidated = 3,500, current rate, lets say average 10 to 15% 2. There will be a difference lets say 2,000, this can be paid with minimum of approximately $50 + $197 for this loan, a total of $247. I used to pay 40 + 50 + 90 = 180 & these are above minimum monthly payment - 20 to 50% above. For this loan, i will add only $67 to the previous one. Hope I got your question.

Member Payment Dependent Notes Series 616689

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616689	$22,000	$22,000	13.72%	1.00%	November 23, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616689. Member loan 616689 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Data Specialties Inc.	Debt-to-income ratio:	12.16%
Length of employment:	5 years	Location:	Vista, CA

Home town:
Current & past employers:	Data Specialties Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Would like to pay off credit card and cut them up completely. Working towards becoming credit card debt free in 3 years. Borrower added on 11/19/10 > We have a child starting college in 3 years and don't want the burden of being in debt so that all of our extra cash can go to college.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,489.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Data Specialties Inc.?	I am the Senior Project Manager. I oversee the design and build of data centers and the on site project managers.
What is the value of your house and balance of your mortgage? Also, your revolving balance shows as $17,500 - what is the extra $4500 you are requesting for? Thanks.	We have an American Express card that we would like to pay down completely. It has a balance of 22, 700 to close it down. The interest rate on this card is running extremely high and making it more difficult and timely to pay off. Our home mortgage is 406,000 and the value is somewhere around 380,000. We are current on our loan. We do well financially, but the interest rates are making it difficult to pay down.

Member Payment Dependent Notes Series 616744

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616744	$8,600	$8,600	14.09%	1.00%	November 22, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616744. Member loan 616744 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Dave and Buster's	Debt-to-income ratio:	17.48%
Length of employment:	8 years	Location:	Northglenn, CO

Home town:
Current & past employers:	Dave and Buster's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	56
Revolving Credit Balance:	$8,585.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Dave and Buster's?	I am an area operations manager. I am in charge of hiring, training, cost of sales, budgeting and daily operations.
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	I have created a strict budget that eliminates eating out, movies, sporting events etc. I have been spending money on only what I need, putting the rest of my income to paying off credit cards and car, as well as adding to savings.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? What do you currently pay per month toward your debt? With the $294 payment on this loan how much per month will that save you?	I am single and have only my income. The $294 is about the same as I am currently putting to my debt. It will move me from the 29.99% intrest that I am paying now and cut it in half. Therefore it will save me several hundred dollars in intrest and cut the amount of time that I am under this debt down by quite a bit.
You are near your maximum revolving line utilization (credit limit). What did you do to accumulate this debt? We want to fund your loan to help you eliminate your debt, but for your own sake, you have to make sure you have positive cash flow at the end of the month, or you will just go deeper into debt. If you can, itemize your budget for us, and show us numbers, that way we can see you are on the up and up. An explanation of how you built up the debt is always a plus, especially if you can identify the means necessary to halt the debt, and turn it around. Good luck! We're rooting for you!	I maxed out my credit cards and applied for new ones over 7 years ago. I was putting myself through school and using cards to buy books, feed myself and so forth. I am in a position now that after all of my bills, including mortgage, auto payment, utilities and the roughly $300 I will be putting to this loan(about what I was putting to credit card payments) I will still have postive cash flow. I plan to use this positive cash to put to this loan and build up my savings so that I don't fall into the same mistakes with credit. I have been working very hard to get past the mistakes that I made with my credit and am close to turning the corner. I have been swimming up stream with the high intrest rates associated with having such a high debt. Thanks for the support and advice!

Member Payment Dependent Notes Series 616749

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616749	$3,000	$3,000	9.99%	1.00%	November 19, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616749. Member loan 616749 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	City of Weatherford Fire Department	Debt-to-income ratio:	19.49%
Length of employment:	3 years	Location:	WEATHERFORD, TX

Home town:
Current & past employers:	City of Weatherford Fire Department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,899.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 616771

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616771	$3,900	$3,900	15.20%	1.00%	November 22, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616771. Member loan 616771 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	Phoenix East Aviation	Debt-to-income ratio:	17.50%
Length of employment:	1 year	Location:	Daytona Beach, FL

Home town:
Current & past employers:	Phoenix East Aviation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I work two jobs, both of them are stable and keep getting busier. I have also NEVER had any late payments on anything, and have paid off all of my car loans i've had on time. my only downfall is that i do not have a lot of credit due to my age, but the credit i do have should be good due to the fact i have NEVER had a late payment on anything.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,389.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 616780

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616780	$4,200	$4,200	12.23%	1.00%	November 22, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616780. Member loan 616780 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	electrical test instruments	Debt-to-income ratio:	19.13%
Length of employment:	5 years	Location:	hanover, PA

Home town:
Current & past employers:	electrical test instruments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I am going to help pay for my first wedding. I have a very stable job traveling the country doing electronic work. My employer never felt the recession.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,983.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) for employer? and You initially selected 5-years for loan repayment term. In YEARS, How long do you realsitically anticipate to service (keep active) this loan before loan is paid off? i.e., 5-years? 4 to 5-years? 3 to 4-years? 2 to 3-yesr? 1 to 2-years etc?	I am a senior electronic technician. probably 4-5 years.
Can you please explain your Revolving credit balance?	Wedding expenses and my wife was temp out of work. She goes back to work on 11/29.

Member Payment Dependent Notes Series 616829

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616829	$5,000	$5,000	12.23%	1.00%	November 22, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616829. Member loan 616829 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Ice Services, Inc.	Debt-to-income ratio:	16.27%
Length of employment:	2 years	Location:	Anchorage, AK

Home town:
Current & past employers:	Ice Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I'm on a mission to be debt free after having a baby and surviving on savings & credit cards when my husband couldn't work due to health reasons. I am healthy, educated, hard-working & tenacious...We WILL get out of debt! I am grateful for the opportunity to pay off higher interest credit cards! Thank you :) Borrower added on 11/17/10 > This a brilliant idea...will definitely refer friends & family! Borrower added on 11/18/10 > Also, my husband is back to work, so we're increasing our income & doing everything possible to minimize non-fixed expenses! Borrower added on 11/19/10 > Wow! Thanks to all the lenders who have funded my loan...from all over the country! FYI - I was born & raised in WA, with a few early years spent in CO. Went to college in CA where I was an All-American track & field athlete. Currently, I live in Alaska with my husband & 3 year-old son.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,073.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Can you provide some more information on the debt you plan to pay off with this loan, and maybe why you're not applying for a larger loan to bring your revolving debt level down further? Thanks!	Initially, I applied for a larger loan but the interest rate for which I was approved was higher than the rate I'm currently paying on some of my revolving debt. Therefore, I applied for a loan amount that would refinance credit cards with higher rates, so I can pay those off and continue to reduce debt at lower interest rates. Also, my husband has returned to work, so we are increasing income & trying to minimize non-fixed expenses. Thank you for your question & consideration.

Member Payment Dependent Notes Series 616854

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616854	$5,000	$5,000	12.23%	1.00%	November 19, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616854. Member loan 616854 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Tropicana/Naked Juice	Debt-to-income ratio:	4.90%
Length of employment:	2 years	Location:	Azusa, CA

Home town:
Current & past employers:	Tropicana/Naked Juice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > Thank you i will pay the loan befor 3 years thanks agin

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,127.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tropicana?	I am a Machine Operator and Forklift Operator Distribution We make Naked Juice

Member Payment Dependent Notes Series 616870

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616870	$9,600	$9,600	9.62%	1.00%	November 22, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616870. Member loan 616870 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Government	Debt-to-income ratio:	9.19%
Length of employment:	2 years	Location:	Southgate, MI

Home town:
Current & past employers:	Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I would like to be able to take my 2 credit card balances and put them onto one loan. The cards I have are coming out with all these new fees and charges and I am tired of it, like a lot of people.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,793.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the government--could you briefly describe your job responsibilities?	I work in the Law Enforcement field. So you know, arresting bad guys and keeping drugs off the streets.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. My monthly expenses are as follows: Mortgate: $999(including taxes and insurance) Car: $350(including insurance) Utilies: $90-200, depending on the season Food: $150 Internet/TV: $100 Gym: $20 2. My first card has a balance of $4500 is 22.25% interest. My second card has a balance of $3800 with 11.74% interest. 3. As of right now I am the sole wage earner. I am getting married middle of next year at which point there will be 2 incomes.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Don't worry I will. I have never even been 1 day late for a payment in my life.
There have been 3 recent inquiries about your credit. Can you tell us about them? Also, your credit card debt is less than 8000, so why are you borrowing 9600? Is there another debt?	My credit card debt is actually a little over 9000. I just put a purchase on there for something for my wedding. The updated information must not be recent enough to cover that. As far as the inquiries one was a firestone card to save on new tires. That has a balance of zero by the way. The other 2 are from when I was getting insurance quotes trying to save some money. They pulled by credit report to get this "insurance score" that they calculate to base a discount off of. It sucks they had to do it but it saved me 35% off of my auto insurance so I guess it was worth it.

Member Payment Dependent Notes Series 616882

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616882	$1,350	$1,350	5.42%	1.00%	November 19, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616882. Member loan 616882 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Northrop Grumman - Continental Maritime	Debt-to-income ratio:	11.89%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	Northrop Grumman - Continental Maritime
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Just trying to consolidate some debt and decrease my interest rate.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$506.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 616906

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616906	$10,000	$10,000	12.61%	1.00%	November 22, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616906. Member loan 616906 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	FS Hawaii Salons, Inc	Debt-to-income ratio:	12.39%
Length of employment:	5 years	Location:	Anaheim, CA

Home town:
Current & past employers:	FS Hawaii Salons, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I have only been able to pay the minimums on my credit cards for several years now. During the credit crisis all my cards raised the interest into the 20% range. A look at my credit history shows that I have never been in default. I have always made my payments. I do not want to ruin my credit. The payment on this new loan will be within a few dollars of the current minimum payments I make on the credit cards I will pay off with this loan. Therefore, I will have no problem affording it and after 3 years the debt will be gone instead of only paying the interest as I am currently doing. Please help, I want to get out of debt.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	46
Revolving Credit Balance:	$48,150.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You have 48k in credit debt, are you using the 10k to pay off the highest interest cards?	Yes, sir!
You sound like a good guy, I'll throw you a bone.	:)

Member Payment Dependent Notes Series 616921

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616921	$9,600	$9,600	17.43%	1.00%	November 19, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616921. Member loan 616921 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Cricket Communications	Debt-to-income ratio:	10.30%
Length of employment:	8 years	Location:	chula vista, CA

Home town:
Current & past employers:	Cricket Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I have some credit card bills that I would like to move over to a lower interest rate. Income is good, steady job/employee (2 employers in last 20 years, same industry). Current payments fit well within family budget but would like to save a bit with interest and reduce time needed to pay back. Credit score is a bit lower right now because open to buy is low on credit cards, however, the amount owed is well within my ability to pay, just trying to shorten the time to pay off. This will be my second loan with LendingClub. The last loan was for only 6 months. This one I do hope to pay off between 3 - 4 years, however, I requested 5 to reduce the minimum due. My annual income does not include ~$10K of annual royalty income.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,531.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You are looking to consolidate $9,600. Your credit report says you are carrying 3X that amount. Can you list the debts (amounts) you are carrying?	Sure. And just an fyi, the reason I only requeated half of ny credit card debt is because I did not want to appear to be opening too additional credit. By desire is to move the balances to the loan and then close down the accounts. I don't really want more credit (I definitely have as much as I want!) But just move it to lower interest. Right now I have a personal loan at my credit union of ~$9,800 ($194 per month) and credit cards of ~$18,200 (approx $590 per month). My income from job is $120K with mortgage of $1,259.00. The credit cards average 27.2%, so this loan will save me more than 10 points. My goal is to pay off two cards and use the rest to bring down the other two balances a bit to improve my credit score. After a couple of months when my credit file is updated, I will go after the remaining balances for the credit cards. Feel free to contact me if you have any other questions. Thanks
Please list the amount and interest rate you plan on paying off. Thanks	Sure. I am trying to consolidate some credit card debt due to the interest rate. I did not want to request all of the balances in one loan because it seemed to me that would be a big amount to add to my credit profile. My desire is not actually extend more credit, just move balances to lower rate so I can pay off faster. This loan is the first half of the credit card balance. I will pay off two cards (approx $5400.00 combined) which are at 29%) and then use the rest to partially pay down the othe two cards which are also mid-20% range to lower total interest expense and help bring up my credit score. I will close the first two cards and after a couple of months when my credit report reflects all the changes, I will go after consolidating the remainder of my credit card balance.
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	Lending Club had not requested my income verification, however, per your request, I asked them to do so. Verication was sent today.

Member Payment Dependent Notes Series 616942

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616942	$1,000	$1,000	10.36%	1.00%	November 19, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616942. Member loan 616942 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,800 / month
Current employer:	Dublinair Nursing Home	Debt-to-income ratio:	0.00%
Length of employment:	< 1 year	Location:	East Dublin, GA

Home town:
Current & past employers:	Dublinair Nursing Home
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 616949

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616949	$2,000	$2,000	9.99%	1.00%	November 19, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616949. Member loan 616949 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	US Army	Debt-to-income ratio:	18.21%
Length of employment:	10+ years	Location:	Philadelphia, PA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	75
Revolving Credit Balance:	$32,589.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If your income is $10k per month why do you need to borrow $2k?	I need money for Christmas. I will be able to pay it back pretty quickly.

Member Payment Dependent Notes Series 616989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616989	$12,800	$12,800	15.20%	1.00%	November 22, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616989. Member loan 616989 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	BDO USA	Debt-to-income ratio:	10.02%
Length of employment:	10+ years	Location:	Matawan, NJ

Home town:
Current & past employers:	BDO USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,192.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is BDO USA and what do you do there?	BDO USA (aka BDO Seidman, LLP) is a Financial, Consulting company. As administrative specialist - I do regular admin work and client billing.

Member Payment Dependent Notes Series 617056

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617056	$9,500	$9,500	16.32%	1.00%	November 22, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617056. Member loan 617056 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,614 / month
Current employer:	Rhapsody International	Debt-to-income ratio:	13.71%
Length of employment:	10+ years	Location:	bremerton, WA

Home town:
Current & past employers:	Rhapsody International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Thank you to everyone who took part in funding this loan. It is going to have a huge positive impact in our lives, and we're grateful for your participation. It's also made us believers in p2p lending, and we'll be back as investors :) Thanks!

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,580.00	Public Records On File:	1
Revolving Line Utilization:	94.30%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Rhapsody International?	I am a Senior SDE, and I work on our Android app.
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	I would be more than happy to provide income verification if asked to do so by Lending Club, per their help docs.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? Is the public record from 9 years ago a bankruptcy?	My spouse is self-employed, her income fluctuates and is usually less than 4000 annually. For that reason I did not include that in my listed income. Yes, the public record in 2001 was bankruptcy (and its discharge).
Did you declare bankruptcy a little over 9 years ago?	Yes. It was discharged the same year.

Member Payment Dependent Notes Series 617168

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617168	$8,400	$8,400	12.98%	1.00%	November 19, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617168. Member loan 617168 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	bath and body works	Debt-to-income ratio:	15.26%
Length of employment:	8 years	Location:	FARMINGTON, MN

Home town:
Current & past employers:	bath and body works
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > Thank you in advance for your funding support! I recently just got married and we would like a clean slate with credit - I always pay my bills on time and would just love one monthly payment so I am going to use this loan for debt consolidation.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,631.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please verify your income with Lending Club.	62k

Member Payment Dependent Notes Series 617174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617174	$4,200	$4,200	5.79%	1.00%	November 22, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617174. Member loan 617174 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,547 / month
Current employer:	USA Properties Fund	Debt-to-income ratio:	7.57%
Length of employment:	10+ years	Location:	Plumas Lake, CA

Home town:
Current & past employers:	USA Properties Fund
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > This loan will be for the purchase of a used car for commuting to and from work. Me and my girlfriend commute together to work which is over 100 miles round trip per day and we always used her car which got good gas mileage but it has since ceased running and is not worth fixing. We therefore have had to take my pick-up which does not get good gas mileage and it is costing us a small fortune in gas. Instead of purchasing a new car and putting a ton of miles on it we decided to get an older but reliable car with good gas mileage that we can drive to work each day.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,922.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 617245

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617245	$8,400	$8,400	18.54%	1.00%	November 22, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617245. Member loan 617245 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	FactSet Research Systems	Debt-to-income ratio:	19.51%
Length of employment:	1 year	Location:	BEVERLY, MA

Home town:
Current & past employers:	FactSet Research Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Trying to consolidate all my credit card debt into one easy monthly payment! I am working extremely hard (lots of OT) to pay these down and I see this as an opportunity to really get my financial life back on track. Please don't hesitate to contact me with any questions! Thanks! Borrower added on 11/18/10 > To add a few more details, I work for a Financial Technology company that provides portfolio analytic, realtime news/quotes and fundamental equity analysis software tools to the institutional investment community. I consider my role as an Analyst to be very stable. In terms of my budget, other than Rent/Utilities and my credit card payments, I have little other expenses. I own my car, live with my Fiance who is also working in the field of finance analyzing banks (and has a steady income). In terms of my borrowings, my credit card debt stems from us moving in together and starting from scratch in terms of furniture, cooking ware, and other household items. Thanks!

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,007.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
(1) What is FactSet Research Systems and what do you do there? (2) Do you have hopes or plans to buy a home in the foreseeable future?	FactSet Research Systems is a company that provides portfolio analytic, real time news/quotes and fundamental equity analysis software to the institutional investment community. Our website is www.factset.com, check it out! Also, yes I absolutely am looking to purchase a home within the next three years. Given this goal, it is critical that I minimize my short-term credit card debt to help build a sound financial future.
please list your credit card debts individually with balances, APR, and min monthly payments.	Best Buy..........$550 TJ Max.............$240 Capital One.......$1,465 GE Money.........$550 Sleepy's............$100 Target...............$210 Dick's Sporting Goods....$175 Brooks Brothers........$225 Men's Warehouse.....$300 Len's Crafters..........$465 Jewelery Exchange...$3,545 I will get the APR's and min monthly payments shortly.

Member Payment Dependent Notes Series 617355

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617355	$4,000	$4,000	15.20%	1.00%	November 22, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617355. Member loan 617355 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	american luxury coachwork	Debt-to-income ratio:	3.20%
Length of employment:	< 1 year	Location:	south gate, CA

Home town:
Current & past employers:	american luxury coachwork
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > the loan is going to pay small payment and have my car fix. i'm a good borrower becouse i have a good and stable job. i dont pay rent and charisma around the corner getting a charisma bones Borrower added on 11/18/10 > the loan is going to pay small payment and have my car fix. i'm a good borrower because i have a good and stable job. i don't pay rent and Christmas is around the corner getting a Christmas bones.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,212.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at american luxury coachwork and where did you work before that?	we ship and receive vans driver/ fork lift driver
What do you do for american luxury coachwork?	i am a driver i go pick up/deliver documents i also drive a fork lift shipping and receiving.

Member Payment Dependent Notes Series 617362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617362	$5,000	$5,000	10.36%	1.00%	November 23, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617362. Member loan 617362 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	School Investment Properties, inc.	Debt-to-income ratio:	19.01%
Length of employment:	4 years	Location:	West Palm Beach, FL

Home town:
Current & past employers:	School Investment Properties, inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Looking to purchase a sport bike.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,064.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is School Investment Properties, inc. and what do you do there?	Type your answer here.School Investment Properties, Inc is a commercial real estate company that specializes its services to Child Care/Private School Sales. The company has been in business since 1989 formerly known as Florida Investment Properties, Inc. as they have expanded from just the Florida market (AL, Ca, Co, Ga, IL, Tx, NC & SC). I work at the home office in Palm Beach Gardens Florida. I am the office manager there and help with all aspects of the business, (marketing, graphics, and helping with financing). I originally was going to go to my local bank but as I was browsing motorcycles on ebay I noticed there financing link and figured I would give it a try.

Member Payment Dependent Notes Series 617417

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617417	$1,500	$1,500	9.62%	1.00%	November 19, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617417. Member loan 617417 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Clayton Eye Center	Debt-to-income ratio:	14.06%
Length of employment:	9 years	Location:	MCDONOUGH, GA

Home town:
Current & past employers:	Clayton Eye Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,969.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Clayton Eye Center?	I work in the Accounts Receivable Department. I post payments to the patients accounts and sumbit claims to the insurance companies.

Member Payment Dependent Notes Series 617431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617431	$3,000	$3,000	12.98%	1.00%	November 19, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617431. Member loan 617431 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,695 / month
Current employer:	Tufts University	Debt-to-income ratio:	8.55%
Length of employment:	< 1 year	Location:	FRAMINGHAM, MA

Home town:
Current & past employers:	Tufts University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > My husband recently became disabled and as such, we must break the lease on our current apartment so that we can move in with my in-laws to save money. This loan will cover our lease termination fee and with the amount saved by not owing rent, we will be able to pay back the loan with no difficulty. Borrower added on 11/17/10 > I have never made a late payment on any account and have always been financially responsible. I am well-regarded by my employer and am extremely secure in my position.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,089.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tufts University and where did you work prior to that?	I work in an administrative capacity, overseeing grading, assessment, and evaluations at a school within the university. Previously, I worked as an administrative assistant at another college, where I received an award given to one staff member a year for my contributions. I came to Tufts to further develop my expertise in assessment, an area I greatly enjoy.

Member Payment Dependent Notes Series 617480

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617480	$2,000	$2,000	6.17%	1.00%	November 19, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617480. Member loan 617480 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Sodexo	Debt-to-income ratio:	2.63%
Length of employment:	3 years	Location:	los angeles, CA

Home town:
Current & past employers:	Sodexo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > I have a family emergency that needs assistant right away Borrower added on 11/05/10 > n Borrower added on 11/05/10 > n Borrower added on 11/05/10 > I have very good credit I have never been late on any of my paymenys and will not risk a low credit score Borrower added on 11/05/10 > I am a respobsible person, and if you check my credit history you will see that I have good credit Borrower added on 11/05/10 > n

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$736.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is the family emergency?	We are having a Sweet 15 *Quinceanera" for my sister and instead of having 3-5 bills we want to consolidate to just one

Member Payment Dependent Notes Series 617505

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617505	$2,000	$2,000	15.20%	1.00%	November 19, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617505. Member loan 617505 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$950 / month
Current employer:	n/a	Debt-to-income ratio:	7.16%
Length of employment:	n/a	Location:	West Sacramento, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I was so excited to receive my first credit card... now I have four of them and they are not so exciting. I am looking to consolidate the accounts and close the three accounts that charge me a an annual fee. I always pay my bill on time and pay more than the minimum payment and feel like I have proven myself worthy of not having to pay an annual fee. One company rewards me by offering me to open a second account with them because I am such a valued customer... Why not just raise my limit and stop charging me an annual fee if I am so valuable? I would greatly appreciate any help in obtaining my loan so I can pay these accounts off and close them out! Thanks! Borrower added on 11/17/10 > I was so excited to receive my first credit card... now I have four of them and they are not so exciting. I am looking to consolidate the accounts and close the three accounts that charge me a an annual fee. I always pay my bill on time and pay more than the minimum payment and feel like I have proven myself worthy of not having to pay an annual fee. One company rewards me by offering me to open a second account with them because I am such a valued customer... Why not just raise my limit and stop charging me an annual fee if I am so valuable? I would greatly appreciate any help in obtaining my loan so I can pay these accounts off and close them out! Thanks! Borrower added on 11/18/10 > HI.... This is my first time applying for a loan at this type of lender. I am not really sure I have filled out everything properly. The screen indicates n/a under employment which should be explained if I am asking people to invest in me. I am receiving Social Security and I am living with my parents for now which means my monthly living expenses are very low. I am not dying and will be around to pay back my entire loan ...so please do not worry about that. I started working when I was 15 years old and always worked until I suffered some unexpected problems with my health. Originally I applied for a smaller loan amount because I wasnted to pay of two credit cards I received when I first started to establish credit. I guess I was considered a risk with no credit history and I paid an application fee and they charge me an annual fee every month on my statement. I called them because I feel I have proven my worthiness and asked for a better card that I could transfer my balance over to with no annual fee. The offered me a secon card that still charges a large annual fee but rewards me with a few pennies for every dollar I charge on that card. When I submitted my application here the screen said I was pre approved and could chage my request a higher loan amount they showed on the screen. I decided I would apply for a large enough loan to pay off all my debts and have just one monthly payment and be done with credit. If this loan is funded I plan on making higher payments every month to pay it off sooner and be done with it! I am not sure if that is good or bad for some one investing in this loan.... but you deserve to know what my intentions are before you make a decision. Thanks!

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,630.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am new to this site and did not realize you asked a question. I updated my loan description to provide more information for the people that fund the loans. Thanks!
What do you do for work? What is your source of income?	I am sorry... I am just learning how all this works here on this site. I added information to my loan description for all to see. I think you should be able to see it and if not let me know and I will answer your question. Thanks!

Member Payment Dependent Notes Series 617537

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617537	$6,500	$6,500	9.25%	1.00%	November 23, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617537. Member loan 617537 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	asheboro paper & packaging	Debt-to-income ratio:	6.44%
Length of employment:	3 years	Location:	Greensboro, NC

Home town:
Current & past employers:	asheboro paper & packaging
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, have you already chosen a wedding date? Also, will you be using a wedding planner?	June, and no planner she has to many sisters lol.
Please tell use more about your income and expenses? How soon do you plan to pay this loan off?	60 a year salary, plus bonus and commisions. Only expenses i have out of the norm would be personal loan with citi and student payments that total around $340 a month.

Member Payment Dependent Notes Series 617698

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617698	$4,000	$4,000	9.25%	1.00%	November 22, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617698. Member loan 617698 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	L3-GCS	Debt-to-income ratio:	16.16%
Length of employment:	3 years	Location:	bloomfield, NY

Home town:
Current & past employers:	L3-GCS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I want to pay off a high intrest credit card. My job is very stable and I always pay my bills on time.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	47
Revolving Credit Balance:	$23,739.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 617857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617857	$8,000	$8,000	14.83%	1.00%	November 23, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617857. Member loan 617857 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Cvs Pharmacy	Debt-to-income ratio:	6.29%
Length of employment:	6 years	Location:	Franklinville, NJ

Home town:
Current & past employers:	Cvs Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > I plan to take the funds and immediately pay off a credit card I have with a high interest rate. I will then close the credit card account and pay off this loan. It will lower my monthly payment due to the lower interest rate.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	73
Revolving Credit Balance:	$9,676.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cvs Pharmacy?	I am the store manager.
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	sent.

Member Payment Dependent Notes Series 617995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617995	$5,000	$5,000	9.62%	1.00%	November 23, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617995. Member loan 617995 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Clear Channel Online Music and Radio	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Clear Channel Online Music and Radio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I'm finishing off a gut remodel of a beautiful Brooklyn Heights Apartment which I recently purchased with 20% down. The apartment is in a great location and I got it for a very low price. I've got no debt apart from my mortgage payment (under 1k a month) which is a low in comparison to my income. I've been at my current place of employment 2 years. I work for one of the largest privately held media co. in the US and we're highly profitable. I am firmly established here and in my industry- I've been working as an Art Director/Designer (digital) for over 10 years now. Looking forward to finishing the work and moving into my new home. Thank you.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	24
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What were the circumstances of the delinquency 24 months ago? What were the reasons for the 2 recent credit inquiries? Thanks.	The two recent credit inquiries were 1. Lending Club & 2. My bank (Citibank). I've also approached them for a loan as I want to compare rates. The delinquency 24 months ago was a (30 day) late payment on a credit card- I was out of the country for a month and didn't receive the statement until my return.

Member Payment Dependent Notes Series 618014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618014	$1,200	$1,200	10.36%	1.00%	November 23, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618014. Member loan 618014 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Walmart	Debt-to-income ratio:	24.80%
Length of employment:	3 years	Location:	Woodstock, GA

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,978.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I have a Washington Mutual Credit card debt of $1000 at 23% interest so i'd like to use this loan to pay it off and get a lower interest rate. And I won't be getting any new debt (besides this one) because I have a very stable job and I'm on a budget.
Looks like you have an additional 9,000 in debt -- what are the terms (amount and interest) on these debts?	I have an additional credit card with a balance of $7,500 at 23% interest and another with a $600 balance at 10% interest and I've been paying these every month but once i've finished paying off this loan than i'll take out a new loan to consolidate these as well.

Member Payment Dependent Notes Series 618015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618015	$6,000	$6,000	9.99%	1.00%	November 23, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618015. Member loan 618015 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Sonoco	Debt-to-income ratio:	19.95%
Length of employment:	8 years	Location:	MC BEE, SC

Home town:
Current & past employers:	Sonoco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > Personal loan. Borrower added on 11/18/10 > Personal loan.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,150.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide details on the reason for the loan. Thank You	I would like to consolidate some miscellaneous bills that I currently have so I can manage them with one payment.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Sure. I have a Lowe's credit card which I used to do some rennovations to my home and bought items on a promotion with no interest. That is set to expire so of course I want to avoid paying the accrued interest by paying it in full prior to the promotional end date. I also had a medical procedure for which I will get a substantial discount if I pay in full. I was going to just get a personal loan from my bank but had heard about peer to peer lending on the news and thought I would give it a try instead.

Member Payment Dependent Notes Series 618031

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618031	$5,000	$5,000	10.36%	1.00%	November 23, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618031. Member loan 618031 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,951 / month
Current employer:	mission hospitals	Debt-to-income ratio:	7.05%
Length of employment:	3 years	Location:	fletcher, NC

Home town:
Current & past employers:	mission hospitals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > The night I gave my ex-husband the divorce papers, he deliberately drove the van into a pole going 80 miles an hour. My face was damaged, especially the nose. I need reconstructive surgery on my nose. My credit is rebuilding from the damage he did, and I finally have peace in my life after completing college

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	33
Revolving Credit Balance:	$4,361.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Best of luck on your new start! Hugs and prayers to you	Type your answer here. Thank you so much for your hugs and prayers

Member Payment Dependent Notes Series 618572

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618572	$2,000	$2,000	8.88%	1.00%	November 22, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618572. Member loan 618572 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,533 / month
Current employer:	Terra Telecom	Debt-to-income ratio:	9.29%
Length of employment:	2 years	Location:	Frederick, MD

Home town:
Current & past employers:	Terra Telecom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I am taking my girlfriend to Edinburgh, Scotland to celebrate New Years. It is my home country and she has never been outside of the US. Borrower added on 11/18/10 > I plan to use the funds to take my girlfriend to Scotland to celebrate New Years. The trip has proven to be more expensive than I anticipated and I am at risk of having to cancel if I cannot raise the extra funds. I have worked in the telecommunications industry for over 20 years and have an excellent track record.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	39
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Terra Telecom and where did you work prior to that?	I am a senior voice engineer. I support the Alcatel-Lucent product and applications, remotely, and by traveling to the customer site. I also mentor other engineers in the product. Prior to that I was a level 3 technical support engineer for Alcatel-Lucent.

Member Payment Dependent Notes Series 618615

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618615	$1,100	$1,100	13.72%	1.00%	November 23, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618615. Member loan 618615 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$400 / month
Current employer:	Urban Outfitters	Debt-to-income ratio:	22.50%
Length of employment:	< 1 year	Location:	Santa Monica, CA

Home town:
Current & past employers:	Urban Outfitters
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Urban Outfitters and where did you work prior to that?	I worked at Hungry Howies Pizza. In addition to working at urban outfitters I do extra work (background acting) for movies. I need this loan in order to join AFTRA in order to make more money doing background work.

Member Payment Dependent Notes Series 618716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618716	$4,000	$4,000	10.36%	1.00%	November 23, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618716. Member loan 618716 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Ups	Debt-to-income ratio:	24.00%
Length of employment:	< 1 year	Location:	BRUNSWICK, OH

Home town:
Current & past employers:	Ups
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,787.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ups and where did you work prior to that?	I am still doing cold calling/ telemarketing for two small business part time from home for the past 4 years and also worked for a rental company as a driver/ warehouse worker that just laid me of off 2 weeks ago worked there for 6 months just got hired by ups as a warehouse worker and want to consolidate some bills.

Member Payment Dependent Notes Series 618734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618734	$1,400	$1,400	14.83%	1.00%	November 23, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618734. Member loan 618734 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Southern Company Services	Debt-to-income ratio:	23.96%
Length of employment:	8 years	Location:	Dacula, GA

Home town:
Current & past employers:	Southern Company Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	33
Revolving Credit Balance:	$7,760.00	Public Records On File:	0
Revolving Line Utilization:	98.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Yes I have a spouse. Combined monthly income 7000.00.
What do you do at Southern Company Services?	Administrative Assistant

Member Payment Dependent Notes Series 619336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619336	$1,800	$1,800	12.98%	1.00%	November 23, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619336. Member loan 619336 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Schneider National	Debt-to-income ratio:	8.91%
Length of employment:	8 years	Location:	Stockton, CA

Home town:
Current & past employers:	Schneider National
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > This loan is to help me pay off 3 charges on my Home Depot card that were on a 12 month, and 6 month deferred payment . All come due in December. The remaining will be to cover holiday expenses. In February, I will be making final payment on 3 outstanding non-revolving credit loads, including my pickup truck. I will then be freeing up about $800 month, with which I will begin paying down each of the remaining credit card balances in a cascading fashion.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,255.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you verify your income through lending club ? Thanks	Yes, if requested, I can send my W-2 for 2009 and my 2 most recent pay stubs. If anything, I underestimated it a little bit. Thanks
Hello. Please provide the current interest rate and required monthly minimum payment for your home depot debt. Additionally please explain the recent credit inquiry on your report and if it will result in additional debt. Finally, please provide details about your 11k in revolving debt and explain what actions you have taken to avoid accruing more debt in the future. Thank you	My Home Depot is 26% deferred one year, coming due in December. The recent inquiry could be from a house appraisal trying for a reduced mortgage rate (but the house appraised for the exact amount owed, so with the processing fees, the refinance did not go through). I am finishing up 3 loans in February that include my car, which will free up about $800 per month. With that I will be paying down all the remaining balances on my credit cards. I originally had 7. I now have 3 still open. I expect to have all of them except AmEx paid by next December.
What do you do for Schneider National?	I am a Fleet Manager.

Member Payment Dependent Notes Series 619606

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619606	$3,000	$3,000	17.43%	1.00%	November 23, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619606. Member loan 619606 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,952 / month
Current employer:	US Army	Debt-to-income ratio:	15.79%
Length of employment:	8 years	Location:	FORT GEORGE G MEADE, MD

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	10
Revolving Credit Balance:	$12,578.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620080

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620080	$1,500	$1,500	6.17%	1.00%	November 23, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620080. Member loan 620080 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	State of Connecticut	Debt-to-income ratio:	6.54%
Length of employment:	2 years	Location:	DANIELSON, CT

Home town:
Current & past employers:	State of Connecticut
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,717.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of Connecticut and where did you work prior to that?	Type your answer here. I work for a group home as a direct care worker. Prior to that I worked for a private agency for the developmentally disabled called NEPS in Woodstock, CT for 2 and 1/2 years. I left there because i got in with the state for much better pay and benefits.

Prospectus Supplement (Sales Report) No. 6 dated November 23, 2010